UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices)          (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS

ANNUAL REPORT

OCTOBER 31, 2022

Alger is a signatory to the PRI and carbon neutral.

The Alger Funds

Shareholders’ Letter (Unaudited)	October 31, 2022

Dear Shareholders,

Steering into Stability

The late MIT economist and Nobel laureate Paul Samuelson acknowledged that “good questions outrank easy answers.” The uncertainty around inflation has complicated the market environment since the beginning of 2022, and is expected to continue in the months ahead. Reflecting on the fiscal year, Russia’s invasion of Ukraine sparked a surge in commodity prices into the summer, exacerbating inflation around the world. Consequently, interest rates continued their climb seven months into the Federal Reserve’s (the Fed) hiking cycle, making mortgage rates and consumer finance products more expensive across the economy. Moreover, the Fed increased the Federal Funds rate by 75 basis points in each of June, July and September 2022, ending the third quarter of 2022, with a target rate of 3.25%. Hopes of the Fed pivoting or reversing its tightening policy were dampened after an August speech by Fed chair Jerome Powell, where he argued that restoring price stability will require a restrictive policy for some time and may bring pain to households and businesses.

These higher interest rates have been a headwind for longer duration stocks, as investors discount cash flows further into the future, pushing down the valuations of many of these companies to levels not seen since the COVID-19 crash of 2020, or the financial crisis of 2008-2009. And, while valuation multiples of many of these companies have decreased considerably, we believe their growth rates should buoy them, even in a weakening economy. How high will the Fed ultimately push interest rates? We can’t know for certain, but we believe that valuations of such long duration stocks have compressed to the point where they have diverged from fundamentals and we remain confident in the long-term trajectory of such companies, rather than the short-term vicissitudes of the economy.

As a result of the rotations described above, value stocks outperformed growth stocks during the past twelve months, with the Russell 3000 Value Index down -7.25%, outperforming the Russell 3000 Growth Index which fell to -24.67%.

Navigating a Weakening Economy

Over the past thirteen tightening cycles, we have only experienced three soft landings (i.e., a cyclical slowdown in economic growth that avoids a recession). Among those soft landings, all three experienced approximately 300 basis points of rate hikes – specifically in 1984, 1994-1995 and 2020. As of this writing, the Fed is hiking approximately 450 basis points on its target policy rate, and as a result, we feel it is unlikely the Fed can successfully achieve tighter financial conditions while avoiding a recession (i.e., a soft landing).

Moreover, the Conference Board’s Index of Leading Economic Indicators – a composite of economic information from areas like housing, building permits and durable goods orders – has historically proven to be a strong predictor of recessions, particularly when the index moves into negative territory. In August 2022, that index moved into negative territory, flashing a warning light that the U.S. economy might be heading into recession in the next few months.

As a result of the foregoing, our current expectation is that the United States will enter – or perhaps has already entered – a recession. As of the writing of this letter, the Fed has continued to tighten financial conditions via its interest rate increases and the roll-off of debt from its balance sheet. Further, the broader money supply growth is decelerating and appears to be heading into its first outright contraction since 1938, which is likely to slow economic activity all on its own.

International Markets Also Struggle

Concerns about interest rates, inflation and the Russian invasion of Ukraine extended beyond the United States. Investors also assessed the spread of COVID-19 in China. Among non-U.S. equities, emerging markets significantly underperformed with the MSCI Emerging Markets Index declining -30.73% during the fiscal 12-month reporting period. Within the index, the Utilities sector was the only sector to generate positive performance, as investors focused on companies that they perceived as having recession resistant fundamentals that provide a relatively high return of cash to shareholders. Consumer Discretionary, Healthcare and Energy were among the worst performing sectors. The selloff also included developed markets with the MSCI EAFE Index declining -22.62%. From a broader perspective, the MSCI ACWI Index declined -19.58%.

What Has Happened

Typically, we tend to see two phases when entering a recession, where companies in phase one experience valuation compression, followed by slower earnings growth in phase two:

Phase One

Higher interest rates lead to compressed valuations of long duration assets. As in the bond market, where interest rate changes impact long-term bonds more than short-term notes, long duration stocks, having more of their cashflows further into the future, are impacted more by rising rates. The best example of this would be small-cap growth stocks, which are generally perceived as long duration assets. However, we believe that long duration, small-cap growth stock valuations may have reached a floor, at least on a relative basis, as of this writing.

Phase Two

Corporate earnings tend to decline during recessions, although consensus expectations for the S&P 500 Index show earnings growth in 2023, as of this writing. That means that there may be a period of downward earnings revisions as we move into the new year. While the Treasury bond market appears to have priced in a recession, it remains to be seen whether equities will agree.

Not All Stocks Are Equal

In 2020, at the height of the pandemic, value stocks saw earnings decline while growth stocks as a group held up better, and small-cap growth stocks actually posted earnings increases. This is because small growth fundamentals, in general, tend to hold up better in a recession. Fortunately, over the last three recessions, growth stock earnings have declined less than half as much as value stock earnings. There are, in our view, three reasons for this trend:

●	Growth stocks tend to have better balance sheets and less leverage, resulting in lower interest expenses. Having less interest expense means that a negative change to the topline (i.e., sales) may be less magnified on the bottom line. So, better balance sheets and lower interest expense help companies when revenues are not growing.

●	Growth stocks tend to have higher operating leverage, where higher margins generally help a company’s fundamental resiliency (i.e., companies with low variable costs tend to experience margin stability during periods of economic stress).

●	Growth stock fundamentals tend to be driven by market share gains, whereas value stock fundamentals tend to be more closely tied to the performance of the overall economy. For example, if a company is gaining market share, even in a stagnant or contracting market, it can post earnings-per-share (EPS). We have observed this in many sectors of the economy. Historically, innovative companies have shown growth during recessions. We saw it with personal computers in the early 1990s and smartphones and online advertising during the global financial crisis of 2008-2009, and with the continued steady growth of software during the COVID-19 crash of 2020.

During 2022, long duration stocks have dramatically underperformed the broader stock market, while companies with higher dividends and share repurchases have held up better. Unfortunately, this explains why some of the Alger strategies, which are comprised of higher growth, longer duration companies, have underperformed in 2022. Moreover, strategies tied to smaller growth companies with longer durations have seen relative valuation multiples drop to their lowest levels in nearly a quarter century. While it is certainly frustrating for shareholders to see performance fall to such levels, we believe that this may create a favorable opportunity going forward. The last time that small-cap growth traded this cheaply was in 2001, and these stocks went on to outperform the S&P 500 Index by more than 20% over the following two years.

Going Forward

We continue to believe that unprecedented levels of innovation, such as healthcare advancements in genetic science, and digital technologies including artificial intelligence, e-commerce, streaming entertainment, and cloud computing are providing opportunities for leading companies to reward investors by generating long-term earnings growth. We will continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than taking short-term bets on the fickle nature of investor sentiment. We believe doing so is the best strategy for helping our valued shareholders reach their investment goals.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned -34.88% for the fiscal year ended October 31, 2022, compared to the -24.60% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Healthcare and the largest underweight was Consumer Staples.

Contributors to Performance

The Communication Services and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, UnitedHealth Group Incorporated; Vertex Pharmaceuticals Incorporated; McKesson Corporation; Humana Inc.; and Eli Lilly and Company were among the top contributors to absolute performance.

UnitedHealth is an integrated healthcare benefits company. Alger believes UnitedHealth Group’s vertical integration of insurance benefits, primary care services, pharmacy services, and data analytics along with its size and scale make it unique in the healthcare services universe in effectively addressing rising healthcare costs for its customers. Shares contributed to performance during the period, as the company announced strong operating results driven by a better-than-expected medical loss ratio (MLR). Management also noted that utilization is returning in pockets, citing senior preventative care as a standout while pediatric and ER visits remain below trend, implying a favorable Medicaid MLR.

Detractors from Performance

The Information Technology and Consumer Discretionary sectors were the were the most significant detractors from relative performance. Regarding individual positions, Microsoft Corporation; Amazon.com, Inc.; Alphabet Inc.; Tesla Inc.; and Advanced Micro Devices, Inc. were among the top detractors from absolute performance.

We believe that Microsoft is a Positive Dynamic Change beneficiary of corporate America’s transformative digitization. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. This high unit volume growth is a primary driver of the company’s higher share price, but Microsoft’s operating execution has enabled notable margin expansion. Additionally, investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases. Microsoft’s shares detracted from performance during the period because the company slightly missed analysts’ estimates. However, Microsoft has shown that despite consumer, advertising, and small and medium sized business weakness, the company’s main business, the digitization of corporate America, continues to grow. We believe the secular forces of cloud adoption (Azure and Office 365) remain resilient, and the company’s commercial bookings growth attests to the continued demand for digital transformation.

Alger 35 Fund

The Alger 35 Fund generated a -39.09% return during the fiscal year ended October 31, 2022, compared to the -14.61% return of the S&P 500 Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Information Technology and the largest underweight was Financials.

Contributors to Performance

The Industrials and Materials sectors provided the largest contributions to relative performance. Regarding individual positions, Toast, Inc.; McKesson Corporation; HEICO Corporation; 908 Devices Inc.; and Palo Alto Networks, Inc. were among the top contributors to absolute performance.

HEICO is the leading non-original equipment manufacturer supplier of aircraft replacement parts and electronics for high-tech niche applications. HEICO is a high-quality growth company with a resilient business model and the ability to differentiate its products through superior design aimed to meet the most stringent customer requirements. HEICO combines this focus on organic product development with a robust acquisition program, which has resulted in a successful long-term track record of value creation. Shares contributed to performance as the company reported strong operating results during the period, driven by the recovery in commercial aerospace aftermarket business, as air travel continued to rebound from pandemic led declines. The company is also executing well and delivering strong operating margins, offsetting the inflationary pressures on cost.

Detractors from Performance

The Information Technology and Healthcare sectors were the most significant detractors from relative performance. Regarding individual positions, Shopify, Inc.; Amazon.com, Inc.; Block, Inc.; Advanced Micro Devices, Inc.; and Upstart Holdings, Inc. were among the top detractors from absolute performance.

Shopify provides a full-service, cloud-based software platform for small- and medium-sized businesses to establish and conduct e-commerce operations. Shopify’s solutions enable merchants to run their businesses across a multitude of channels by facilitating merchants’ ability to manage products and inventory, process orders and payments, build customer relationships, automate marketing campaigns and leverage analytics and reporting. Shopify is an innovation-led company that is generating high unit volume growth as it benefits from the positive dynamic change of consumer adoption of e-commerce. The company also generates attractive free cash flow. Shopify’s share price declined during the reporting period after the company announced it would reinvest gross profits into research and development, hire more engineers and salespeople, and introduce new marketing programs in order to expedite its growth. The level of investment was more than many investors had contemplated, which hurt the performance of Shopify shares.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned -11.53% for the fiscal year ended October 31, 2022, compared to the -14.61% return of the S&P 500 Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Financials and the largest underweight was Consumer Discretionary.

Contributors to Performance

The Consumer Discretionary and Information Technology sectors provided the largest contributions to relative performance. Regarding individual positions, Chevron Corporation; UnitedHealth Group Incorporated; Exxon Mobil Corporation; AbbVie, Inc.; and Eli Lilly and Company were among the top contributors to absolute performance. Shares of UnitedHealth Group Incorporated contributed to performance in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance

The Financials and Real Estate sectors were the most significant detractors from relative performance. Regarding individual positions, Microsoft Corporation; Alphabet Inc.; Meta Platforms Inc.; and Amazon.com, Inc. were among the top detractors from absolute performance. Shares of Microsoft detracted from performance in response to developments identified in the Alger Capital Appreciation Fund discussion.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned -39.13% for the fiscal year ended October 31, 2022, compared to the -28.94% return of the Russell Midcap Growth Index. Effective August 1, 2022, Brandon Geisler became a portfolio manager of the Fund. Brandon is a Senior Vice President with over 21 years of investment experience. Before joining Alger, Brandon was a Partner, Managing Director of Research, Portfolio Manager and Senior Securities Analyst for Marsico Capital Management, where he managed several billion dollars in large and mid cap U.S., global and focused growth portfolios for mutual fund, institutional and high net worth clients. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Energy and the largest underweight was Information Technology.

Contributors to Performance

The Consumer Discretionary and Information Technology sectors provided the largest contributions to relative performance. Regarding individual positions, Diamondback Energy, Inc.; AutoZone, Inc.; McKesson Corporation; BJ’s Wholesale Club Holdings, Inc.; and HEICO Corporation were among the top contributors to absolute performance. Shares of HEICO contributed to performance in response to developments identified in the Alger 35 Fund discussion.

Detractors from Performance

The Financials and Healthcare sectors were the most significant detractors from relative performance. Regarding individual positions, Upstart Holdings, Inc.; Generac Holdings Inc.; MongoDB, Inc.; SVB Financial Group; and Natera, Inc. were among the top detractors from absolute performance.

Natera is a specialty lab providing genetic testing services in reproductive health, oncology and transplant. Non-invasive prenatal testing (NIPT), part of the company’s reproductive health franchise, has generated the majority of revenue historically; however, we believe Natera’s oncology business has potential to contribute toward a larger share of revenue as customers increasingly adopt these tests following positive insurance reimbursement decisions and favorable clinical trial results. Natera shares detracted from performance after the publication of what we believe was a largely unfounded short report by Hindenburg Research. The company also lost a false advertisement lawsuit brought by CareDx, and high-growth, high-valuation companies were out of favor with investors during the fiscal reporting period. We believe many of the allegations in the short report regarding sales and the company’s relationship with a third-party billing vendor are irrelevant to Natera’s outlook and its oncology franchise, which we view as the company’s key growth engine.

Alger Mid Cap Focus Fund

The Alger Mid Cap Focus Fund generated a -42.27% return for the fiscal year ended October 31, 2022, compared to the -28.94% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Healthcare and the largest underweight was Financials.

Contributors to Performance

The Communication Services and Utilities sectors provided the largest contributions to relative performance. Regarding individual positions, Constellation Energy Corporation; Enphase Energy, Inc.; Natera, Inc.; Vocera Communications, Inc.; and Vertex Pharmaceuticals Incorporated were among the top contributors to absolute performance.

Vertex is a biotech company that has revolutionized the treatment of cystic fibrosis (CF). It introduced the first drugs that treat the underlying disease (vs. the symptoms) which has not only led to the company providing treatment to many CF patients, but also has created a strong foothold in the space. Vertex’s shares drove contributed to performance as a competing developmental product for CF seems to be less imminent – according to Vertex management – and perhaps less effective than previously thought. Further, management announced pipeline progress in early-stage developments related to kidney, diabetes, and opioid pain management, creating opportunity for additional growth and diversified end markets.

Detractors from Performance

The Information Technology and Industrials sectors were the most significant detractors from relative performance. Regarding individual positions, Herc Holdings, Inc.; Avantor, Inc.; Generac Holdings Inc.; Signature Bank; and Confluent Inc. were among the top detractors from absolute performance.

Confluent is pioneering a new category of data infrastructure focused on data in motion (being transferred among locations) for software developers and enterprises. Confluent was founded by the original creators of event streaming company Apache Kafka and it is a large contributor to the open-source community and a leading commercial vendor behind Kafka. Confluent is designed to be the connective tissue by having real-time data from multiple sources constantly streamed across the enterprise for real-time analysis and data processing, powering smarter, faster and more modern digital applications. The company’s cloud service is the only cloud-native Apache Kafka solution, a fully managed service that is serverless, infinitely scalable, elastic and secure. The stock detracted from performance during the period because its revenue growth slowed. Cloud revenue recognition is consumption-based and Confluent stated that its fourth quarter 2021 was impacted by the holidays and workloads being shut off.

Alger Weatherbie Enduring Growth Fund

The Alger Weatherbie Enduring Growth Fund returned -26.50% from its December 17, 2021, inception date to October 31, 2022, compared to the -23.65% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Industrials and Information Technology. The largest sector overweight was Industrials and the largest underweight was Information Technology. The Fund had no exposure to the Consumer Staples, Materials or Utilities sectors.

Contributors to Performance

The Information Technology and Industrials sectors provided the largest contributions to relative performance. Regarding individual positions, Paylocity Holding Corp.; Vertex, Inc.; Insulet Corporation; Ollie’s Bargain Outlet Holdings Inc.; and Waste Connections, Inc. were among the top contributors to absolute performance.

Paylocity is a leading software-as-a-service company that provides cloud-based payroll and human capital management in underserved small- to mid-size markets. Most new sales activity covers employers with 50 to 500 employees. Shares contributed to performance during the period as the company reported strong fiscal fourth-quarter earnings, which were generated by improving product demand. Sales momentum was also strong with a 28% year-over-year increase during the period, exceeding consensus expectations. In another positive development, the time required to establish initial meetings, receive decisions from potential clients and complete implementations have all returned to normal following previous challenges resulting from the COVID-19 pandemic.

Detractors from Performance

The Financials and Energy sectors were the most significant detractors from relative performance. Regarding individual positions, Signature Bank; Upstart Holdings, Inc.; FirstService Corp; HubSpot, Inc.; and Nevro Corp. were the top detractors from absolute performance.

FirstService is a leading provider of property management services to owners and homeowners associations of community and high-rise properties, as well as the provider of branded services such as California Closets and CertaPro Painters for residential homeowners. Services also include home restoration after fires, flooding or other events. FirstService continues to extend its significant scale advantage as it provides higher quality and greater breadth of services than its competition, while using its free cash and strong balance sheet to continue to make what we believe are attractive value-enhancing acquisitions. FirstService’s share price declined during the early 2022 market turmoil due in part to inflation concerns. While the company’s fourth quarter results met analyst expectations, wage inflation was a notable headwind during the period. However, management reported improved employee retention and more favorable conditions for filling open positions. FirstService’s residential business has continued to grow faster than the overall market, and the company’s branded services continue to experience strong demand in home improvement and other areas, which we believe should help offset a tougher near-term year-over-year comparison in restoration services.

Alger Weatherbie Specialized Growth Fund

The Alger Weatherbie Specialized Growth Fund generated a -42.03% return during the fiscal year ended October 31, 2022, compared to the -27.38% return of the Russell 2500 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Financials and the largest underweight was Information Technology. The Fund had no exposure to Consumer Staples or Utilities sectors.

Contributors to Performance

The Information Technology and Communication Services sectors provided the largest contributions to relative performance. Regarding individual positions, Impinj, Inc.; Glaukos Corp; Wingstop, Inc.; Aerie Pharmaceuticals, Inc.; and Apria, Inc. were among the top contributors to absolute performance.

Impinj engages in the development and sale of RAIN, a radio frequency identification solution. Its platform allows inventory management, patient safety, asset tracking and item authentication for the retail, healthcare, supply chain and logistics, hospitality, food and beverage, and industrial manufacturing industries. Shares contributed to performance during the period as the company reported better-than-expected operating results. Further, company revenues are now beginning to pull through to profitability.

Detractors from Performance

The Financials and Industrials sectors were the most significant detractors from relative performance. Regarding individual positions, SiteOne Landscape Supply, Inc.; Latham Group Inc.; Chegg, Inc.; Natera, Inc.; and Progyny, Inc. were among the top detractors from absolute performance. Shares of Natera detracted from performance in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned -39.87% for the fiscal year ended October 31, 2022, compared to the -26.02% return of the Russell 2000 Growth Index. During the reporting period, the largest sector weightings were Healthcare and Information Technology. The largest sector overweight was Healthcare and the largest underweight was Industrials.

Contributors to Performance

The Real Estate and Financials sectors provided the largest contributions to relative performance. Regarding individual positions, Vocera Communications, Inc.; BJ’s Wholesale Club Holdings, Inc.; Magnolia Oil & Gas Corp.; HealthEquity Inc.; and HEICO Corporation were among the top contributors to absolute performance.

BJ’s Wholesale Club operates membership club stores primarily located on the east coast, with a particular concentration in the Northeast. Of BJ’s merchandise sales, about 71% is “grocery” and 14% is “general-merchandise.” The company has a much higher grocery mix than Costco. Moreover, BJ’s sells a significant amount of gas, which is roughly 15% of total sales. Gas sales are boosted by BJ’s 10- to 20-cent discount per gallon compared to the average gas station, which helps drive traffic when gas prices rise to high levels. The club store model does particularly well in times of high inflation as consumers visit the club to seek value, because BJ’s products are priced approximately 25% below traditional grocery stores. Further, with a large grocery mix, BJ’s is well positioned to pass on higher product costs to the consumer. The stock outperformed during the period as investors shifted to defensive stocks, and club-store models like BJ’s were favored. Nearly half of BJ’s operating profit comes from recurring membership income, which could be viewed as a more stable cash flow stream versus other business models. Additionally, BJ’s posted strong second quarter results, where positive key performance indicators around membership growth and retention exceeded consensus expectations. Management execution continues to improve as the company remains less exposed to inventory, supply chain, and labor issues than other retailers and grocers. Over the past few years, BJ’s has significantly improved its operations and execution, as investors expect to see the company holding on to its pandemic gains. Despite its better execution and ability to raise prices to mitigate rising cost pressures, BJ’s trades at a significant discount to Costco while generating similar revenue and earnings growth.

Detractors from Performance

The Healthcare and Information Technology sectors were the most significant detractors from relative performance. Regarding individual positions, Neogen Corporation; Joint Corp; HubSpot, Inc.; NanoString Technologies, Inc.; and Bio-Techne Corporation were among the top detractors from absolute performance.

Neogen develops, manufactures and markets a diverse line of products for food and animal safety. Food safety products include diagnostic test kits and complementary products sold to food producers and processors to detect dangerous and/or unintended substances in human food and animal feed. Animal safety products include pharmaceuticals, rodenticides, disinfectants, vaccines, veterinary instruments, topicals, diagnostic products and genomic testing that are used worldwide. Neogen’s detraction from performance was primarily attributable to concerns over the integration of the 3M Food Safety business, the largest M&A deal the company has ever completed.

Alger Small Cap Focus Fund

The Alger Small Cap Focus Fund returned -42.88% during the fiscal year ended October 31, 2022, compared to the -26.02% return of the Russell 2000 Growth Index. During the reporting period, the largest sector weightings were Healthcare and Information Technology. The largest sector overweight was Healthcare and the largest underweight was Consumer Discretionary. The Fund had no exposure to Materials, Real Estate or Utilities.

Contributors to Performance

The Consumer Discretionary and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, RBC Bearings Incorporated; Shockwave Medical, Inc.; HealthEquity Inc; Evolent Health Inc.; and Viper Energy Partners LP were among the top contributors to absolute performance.

RBC Bearings is a leading manufacturer of highly engineered precision bearings that are integral to the production and operation of most machines, aircraft and mechanical systems. These products reduce wear and tear for moving parts, facilitate proper power transmission, reduce damage and energy loss caused by friction, and control pressure and flow. RBC focuses on highly technical, regulated and engineered bearings products for specialized markets that require sophisticated design, testing and manufacturing capabilities. In November 2021, RBC completed the acquisition of ABB’s Dodge mechanical power transmission business. It is the largest acquisition in RBC’s history, and we believe it is highly transformative. The transaction has created a leading manufacturer with strong brand recognition for mission-critical, premium performance bearings and motion control products for original equipment manufacturers (OEMs) and the industrial aftermarket. The combined company has a more diversified end market, including additional industries such as food and beverage, warehousing, general machinery and the construction and mining aftermarket. The combined company also has greater aftermarket exposure, which tends to generate recurring revenues. Shares contributed to performance as the company benefitted from a recovery in its commercial aerospace OEM business as aircraft production at Boeing and Airbus is increasing, and demand for products remains strong. The company is also able to offset inflationary pressures on cost and has demonstrated solid operating leverage despite a challenging environment.

Detractors from Performance

The Healthcare and Information Technology sectors were the most significant detractors from relative performance. Regarding individual positions, Heska Corporation; CryoPort, Inc.; Herc Holdings, Inc.; Everbridge, Inc.; and Guidewire Software, Inc. were among the top detractors from absolute performance.

Heska Corporation sells diagnostic tools and specialty products to the animal health market. Specifically, Heska sells blood testing and supplies, digital imaging products, software and single-use products primarily for cats and dogs. The company also offers private label vaccines and pharmaceutical production primarily for cattle and other small mammals. Shares of Heska detracted from performance largely due to an industry-wide slowdown in the animal health market. The company reported lower than expected earnings results due to weakness in vet visitation trends. Consequently, management lowered forward expectations given the difficult macroeconomic outlook.

Alger International Focus Fund

The Alger International Focus Fund recorded a -34.27% return for the fiscal year ended October 31, 2022, compared to the -24.35% return of the MSCI ACWI ex USA Index. During the reporting period, the largest sector weightings were Consumer Discretionary and Industrials. The largest sector overweight was Consumer Discretionary and the largest underweight was Financials.

Contributors to Performance

The Energy and Communication Services sectors provided the largest contributions to relative performance. From a country perspective, Brazil, Germany, and Japan were among the top contributors to relative performance. The Fund’s lack of exposure to Russia and Poland also contributed to relative performance. Regarding individual positions, Schlumberger NV; Arezzo Industria e Comercio S.A.; VERBIO Vereinigte BioEnergie AG; Alfen NV; and Keyence Corporation were among the top contributors to absolute performance.

VERBIO Vereinigte BioEnergie is a leading producer of the complete range of biofuels (biodiesel, bioethanol and biomethane) and by-products at the industrial scale. The company benefits from environmental protection tailwinds and an increasing effort to curb greenhouse gas emissions globally. VERBIO saw an increase in revenues during the period, primarily driven by higher sales prices of both biodiesel and bioethanol. Moreover, the Russia-Ukraine conflict continues to highlight Europe’s increasing need for energy independence. With biomethane serving as a direct substitute for natural gas, there is heightened investor focus on VERBIO’s ability to scale and serve as a potential solution to the ongoing energy crisis.

Detractors from Performance

The Healthcare and Industrials sectors detracted from relative performance, while Switzerland, Norway, Australia and Singapore were among countries that detracted from relative performance. Regarding individual positions, Aker Carbon Capture ASA; PolyPeptide Group AG; Eurofins Scientific Societe Europeenne; ASML Holding NV; and PUMA SE were among the top detractors from absolute performance.

PolyPeptide is a contract development and manufacturing organization focusing on proprietary and generic good manufacturing practice grade peptides used by pharmaceutical and biotech companies in approved pharmaceutical products, drugs in clinical development as well as in generic products. Shares detracted from performance during the period as the company experienced rising cost inflation that could not be passed on in the short-term, leading to meaningful margin compression. However, the company clarified its price cost model and provided greater visibility of purchase orders heading into the end of 2022. Consequently, PolyPeptide’s management stated that they expect the full benefit of its current pricing and contractual changes to come through in 2023.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned -27.31% for the fiscal year ended October 31, 2022, compared to the -14.61% return of the S&P 500 Index and the -5.82% return of the Russell 3000 Healthcare Index.

Contributors to Performance

Regarding individual positions, McKesson Corporation; Prometheus Biosciences, Inc.; Acadia Healthcare Company, Inc.; Vertex Pharmaceuticals Incorporated; and AbbVie, Inc. were among the top contributors to absolute performance. Shares of Vertex Pharmaceuticals contributed to performance in response to developments identified in the Alger Mid Cap Focus Fund discussion.

Detractors from Performance

Regarding individual positions, InMode Ltd.; Edwards Lifesciences Corporation; Catalent Inc.; Azenta, Inc.; and Inspire Medical Systems, Inc. were among the top detractors from absolute performance.

InMode designs, develops, manufactures and commercializes innovative minimally invasive and non-invasive aesthetic medical products. InMode’s platforms harness novel radio frequency (RF) technology for emerging minimally invasive procedures that bridge the gap between temporary treatments like facials and more invasive surgical procedures like facelifts across several specialty categories such as plastic surgery, gynecology, dermatology, ophthalmology and otolaryngology (ear, nose and throat care). The aesthetics market experienced strong tailwinds coming out of the COVID-19 pandemic. These tailwinds include the “Zoom effect,” or dissatisfaction with one’s personal appearance after viewing one’s own face on Zoom, which resulted in more people deciding to undergo aesthetic procedures. De-stigmatization of aesthetics procedures, aided by social media platforms, has also supported InMode’s results. However, the stock price declined during the period, in part due to a rotation out of long duration names. Some investors also feared a wallet share shift away from aesthetics and have concerns about InMode’s exposure to international markets due to Russia’s invasion of Ukraine; however, our research suggests the company’s revenue exposure to Europe is minimal.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed above other than the Alger 35 Fund and the Alger Mid Cap Focus Fund represents the return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions. Performance for the Alger 35 Fund represents Class Z shares. Performance for the Alger Mid Cap Focus Fund represents Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2022. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the fiscal 12-month period ended October 31, 2022.

Risk Disclosures

Alger Capital Appreciation Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger 35 Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Growth & Income Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger Mid Cap Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger Mid Cap Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger Weatherbie Enduring Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Weatherbie Capital, LLC’s use of an environmental, social, and governance (“ESG”) rating agency to implement the investment strategy may result in the selection or exclusion of securities for reasons other than financial performance and the strategy may underperform strategies that do not utilize an ESG rating agency or employ another type of ESG investment strategy. In evaluating a particular issuer’s ESG rating, as well as the account’s weighted average ESG rating, Weatherbie Capital, LLC relies exclusively on the ESG rating agency and, therefore, is dependent upon information and data from the ESG rating agency that may be incomplete or inaccurate, or that may present conflicting information and data with respect to an issuer than other third party ESG data providers utilized throughout the industry. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in new issues involves special risks including lack of trading history, limited information and availability, and volatility. Cash positions may underperform relative to equity and fixed-income securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund.

Alger Weatherbie Specialized Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Small Cap Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger Small Cap Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger International Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Health Sciences Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. A significant portion of assets may be invested in securities of companies in related industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for The Alger Funds’ most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

●	Price-to-earnings is the ratio for valuing a company that measures its current share price relative to its earnings per share (EPS).

●	The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

●	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes Russell Microcap companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

●	The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

●	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across developed markets and 26 emerging markets countries.

●	The MSCI ACWI ex USA Index captures large- and mid-cap representation across developed markets countries (excluding the US) and emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

●	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

●	The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

●	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

●	The S&P 500 Index is an unmanaged index considered representative of large-cap growth stocks.

●	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

●	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

●	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

●	The Russell 3000 Healthcare Index is an unmanaged index that measures the performance of those companies in the Russell 3000 Index involved in the medical services or healthcare field. Also included are companies involved in research, development and production of pharmaceuticals and biotechnology.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2022. Figures for the Alger Capital Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Fund Class A shares also include reinvestment of capital gains. Performance for Alger Capital Appreciation Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(38.30)%	7.03%	11.62%
Class C	(35.83)%	7.39%	11.39%
Class Z	(34.67)%	8.55%	12.60%
Russell 1000 Growth Index	(24.60)%	12.59%	14.69%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER 35 FUND

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS Z SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 35 Fund Class Z shares and the S&P 500 Index (an unmanaged index of common stocks) from March 29, 2018, the inception date of the Alger 35 Fund Class Z shares, through October 31, 2022. Effective May 7, 2021, Class P shares of the Alger 35 Fund were reclassified as Class Z shares. The reclassified Class Z shares have the same annual returns as the Class P shares because the shares are invested in the same portfolio of securities and the reclassified Class Z shares have the same expenses as the Fund’s Class P shares. Historical performance prior to May 7, 2021 is that of the Fund’s Class P shares. Figures for the Alger 35 Fund Class Z shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 Fund Class Z shares also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

			Since
	1 YEAR	5 YEARS	inception
Class Z (Inception 3/29/18)	(39.09)%	n/a	10.03%
S&P 500 Index	(14.61)%	n/a	10.61%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Effective May 7, 2021, Class P shares of the Alger 35 Fund were reclassified as Class Z shares. The reclassified Class Z shares have the same annual returns as the Class P shares because the shares are invested in the same portfolio of securities and the reclassified Class Z shares have the same expenses as the Fund’s Class P shares. Historical performance prior to May 7, 2021 is that of the Fund’s Class P shares. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger. com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended October 31, 2022. Figures for the Alger Growth & Income Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Growth & Income Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GROWTH & INCOME FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(16.17)%	9.06%	11.24%
Class C	(13.03)%	9.42%	11.00%
Class Z	(11.25)%	10.63%	12.18%
S&P 500 Index	(14.61)%	10.44%	12.79%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH FUND*

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2022. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH FUND*

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(42.33)%	6.62%	10.17%
Class B	(40.99)%	7.40%	10.26%
Class C	(39.95)%	6.93%	9.87%
Russell Midcap Growth Index	(28.94)%	8.66%	11.95%

	1 YEAR	5 YEARS	Since inception
Class Z (Inception 5/28/15)	(38.95)%	8.10%	7.51%
Russell Midcap Growth Index	(28.94)%	8.66%	8.54%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Pursuant to the U.S. Securities and Exchange Commission’s rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397 on September 10, 2021, which contributed approximately 0.60% and 0.31% to its five and ten year annual returns, respectively.

ALGER MID CAP FOCUS FUND

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) from June 14, 2019, the inception date of the Alger Mid Cap Focus Fund Class I shares, through October 31, 2022. Figures for the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Focus Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Focus Fund Class A, C, Y and Z shares will vary from the results shown above due to differences in the expenses and sales charges that those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP FOCUS FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

			Since
	1 YEAR	5 YEARS	inception
Class I (Inception 6/14/19)	(42.28)%	n/a	9.81%
Class Z (Inception 6/14/19)	(42.10)%	n/a	10.11%
Russell Midcap Growth Index	(28.94)%	n/a	6.50%

			Since
	1 YEAR	5 YEARS	inception
Class Y (Inception 2/26/21)	(42.07)%	n/a	(21.94)%
Russell Midcap Growth Index	(28.94)%	n/a	(11.05)%

			Since
	1 YEAR	5 YEARS	inception
Class A (Inception 7/29/21)	(45.31)%	n/a	(31.64)%
Class C (Inception 7/29/21)	(43.29)%	n/a	(29.22)%
Russell Midcap Growth Index	(28.94)%	n/a	(20.98)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER WEATHERBIE ENDURING GROWTH FUND

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Weatherbie Enduring Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) from December 17, 2021, the inception date of the Alger Weatherbie Enduring Growth Fund, through October 31, 2022. Figures for the Alger Weatherbie Enduring Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Weatherbie Enduring Growth Fund Class A shares also include reinvestment of capital gains. Performance for Alger Weatherbie Enduring Growth Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER WEATHERBIE ENDURING GROWTH FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

			Since
	1 YEAR	5 YEARS	inception
Class A (Inception 12/17/21)	n/a	n/a	(30.33)%
Class C (Inception 12/17/21)	n/a	n/a	(27.63)%
Class I (Inception 12/17/21)	n/a	n/a	(26.40)%
Class Y (Inception 12/17/21)	n/a	n/a	(26.20)%
Class Z (Inception 12/17/21)	n/a	n/a	(26.20)%
Russell Midcap Growth Index	n/a	n/a	(23.65)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Weatherbie Specialized Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2022. From August 30, 2017 to September 30, 2019, the Fund was named Alger SMid Cap Focus Fund. Prior to August 30, 2017, the Fund followed different investment strategies under the name Alger SMid Cap Growth Fund and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Weatherbie Specialized Growth Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(45.07)%	7.60%	10.49%
Class C	(42.85)%	7.95%	10.25%
Class I	(42.02)%	8.78%	11.09%
Class Z	(41.82)%	9.13%	11.46%
Russell 2500 Growth Index	(27.38)%	7.41%	11.38%

			Since
	1 YEAR	5 YEARS	inception
Class Y (Inception 8/30/17)	(41.81)%	9.20%	10.33%
Russell 2500 Growth Index	(27.38)%	7.41%	8.81%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. From August 30, 2017 to September 30, 2019, the Fund was named “Alger SMid Cap Focus Fund.” Prior to August 30, 2017, the Fund followed different investment strategies under the name “Alger SMid Cap Growth Fund” and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger. com or call us at (800) 992-3863.

ALGER SMALL CAP GROWTH FUND*

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2022. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Fund Class B, Class C, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH FUND*

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(43.03)%	5.84%	8.95%
Class B	(42.51)%	6.43%	8.98%
Class C	(40.83)%	6.20%	8.67%
Class Z	(39.66)%	7.37%	9.93%
Russell 2000 Growth Index	(26.02)%	5.17%	10.15%

			Since
	1 YEAR	5 YEARS	Inception
Class Y (Inception 12/31/21)	n/a	n/a	(32.73)%
Russell 2000 Growth Index	n/a	n/a	(22.57)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004 on September 10, 2021, which contributed approximately 0.12% and 0.06% to its five and ten year annual returns, respectively.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Focus Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2000 Growth (an unmanaged index of common stocks) for the ten years ended October 31, 2022. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Small Cap Focus Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(45.88)%	3.74%	9.19%
Class C	(43.76)%	4.14%	9.01%
Class I	(42.77)%	4.94%	9.90%
Class Z	(42.61)%	5.27%	10.21%
Russell 2000 Growth Index	(26.02)%	5.17%	10.15%

			Since
	1 YEAR	5 YEARS	Inception
Class Y (Inception 2/28/17)	(42.58)%	5.28%	7.96%
Russell 2000 Growth Index	(26.02)%	5.17%	6.98%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER INTERNATIONAL FOCUS FUND*

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Focus Fund Class A shares, with a maximum sales charge of 5.25%, and MSCI AC World Index ex USA (an unmanaged index of common stocks) for the ten years ended October 31, 2022. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named “Alger Large Cap Growth Fund,” and from May 31, 2013 to August 15, 2018 the Fund was named “Alger International Growth Fund.” Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger International Focus Fund Class A shares and the index include reinvestment of dividends. Figures for the Alger International Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger International Focus Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER INTERNATIONAL FOCUS FUND*

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(37.73)%	0.26%	3.87%
Class B	(37.29)%	0.86%	3.98%
Class C	(35.40)%	0.52%	3.60%
Class Z	(34.03)%	1.77%	4.89%
MSCI AC World Index ex USA	(24.35)%	(0.13)%	3.75%

			Since
	1 YEAR	5 YEARS	Inception
Class I (Inception 5/31/13)	(34.28)%	1.49%	3.70%
MSCI AC World Index ex USA	(24.35)%	(0.13)%	2.89%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named “Alger Large Cap Growth Fund,” and from May 31, 2013 to August 15, 2018 the Fund was named “Alger International Growth Fund.” Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091 on September 10, 2021, which contributed 0.01% to its five and ten year annual returns.

ALGER HEALTH SCIENCES FUND*

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, the Russell 3000 Healthcare Index and the S&P 500 Index (each an unmanaged index of common stocks) for the ten years ended October 31, 2022. Figures for the Alger Health Sciences Fund Class A shares, the Russell 3000 Healthcare Index and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Health Sciences Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Health Sciences Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER HEALTH SCIENCES FUND*

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(31.13)%	5.95%	11.72%
Class C	(28.35)%	6.28%	11.47%
Russell 3000 Healthcare Index	(5.82)%	11.38%	14.45%
S&P 500 Index	(14.61)%	10.44%	12.79%

			Since
	1 YEAR	5 YEARS	Inception
Class Z (Inception 5/28/15)	(27.05)%	7.46%	7.37%
Russell 3000 Healthcare Index	(5.82)%	11.38%	9.14%
S&P 500 Index	(14.61)%	10.44%	10.50%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832 on September 10, 2021, which contributed approximately 0.01% to its five and ten year annual returns.

PORTFOLIO SUMMARY†

October 31, 2022 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger 35 Fund	Alger Growth & Income Fund	Alger Mid Cap Growth Fund
Communication Services	9.4%	12.8%	7.6%	6.6%
Consumer Discretionary	16.5	9.8	6.8	12.8
Consumer Staples	1.0	0.0	7.4	2.5
Energy	4.2	8.1	6.4	4.7
Financials	2.2	1.4	11.7	5.5
Healthcare	20.4	28.3	16.3	17.5
Industrials	7.0	4.7	6.7	14.1
Information Technology	33.6	29.0	25.2	26.6
Materials	1.2	0.0	1.9	1.9
Real Estate	0.3	5.1	3.5	0.0
Utilities	1.2	0.0	1.5	0.0
Short-Term Investments and Net Other Assets	3.0	0.8	5.0	7.8
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Mid Cap Focus Fund	Alger Weatherbie Enduring Growth Fund	Alger Weatherbie Specialized Growth Fund	Alger Small Cap Growth Fund
Communication Services	3.1%	0.8%	0.7%	5.3%
Consumer Discretionary	10.8	6.4	10.8	11.8
Consumer Staples	1.4	0.0	0.0	5.6
Energy	3.7	4.5	5.5	6.6
Financials	0.0	9.7	11.5	1.4
Healthcare	28.9	9.1	18.7	27.0
Industrials	12.8	34.7	21.6	7.2
Information Technology	32.9	17.6	21.5	23.7
Materials	0.0	0.0	0.0	3.7
Real Estate	0.0	8.0	5.7	1.2
Utilities	5.1	0.0	0.0	0.0
Short-Term Investments and Net Other Assets	1.3	9.2	4.0	6.5
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Small Cap Focus Fund	Alger Health Sciences Fund
Consumer Discretionary	7.2%	0.0%
Consumer Staples	2.3	0.0
Energy	7.5	0.0
Financials	2.1	0.0
Healthcare	43.6	96.2
Industrials	11.1	0.0
Information Technology	24.0	0.0
Short-Term Investments and Net Other Assets	2.2	3.8
	100.0%	100.0%

PORTFOLIO SUMMARY†

October 31, 2022 (Unaudited) (Continued)

COUNTRY	Alger International Focus Fund
Argentina	2.0%
Australia	5.4
Brazil	5.8
China	4.9
France	15.8
Germany	5.8
Hong Kong	1.2
India	6.3
Ireland	2.2
Italy	6.9
Japan	6.9
Netherlands	9.0
Norway	2.7
South Korea	1.8
Spain	1.5
Sweden	1.1
Switzerland	3.6
United Kingdom	5.1
United States	10.4
Short-Term Investments, Cash and Net Other Assets	1.6
100.0%

†	Based on net assets for each Fund.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—96.4%	SHARES	VALUE
ADVERTISING—0.8%
The Trade Desk, Inc., Cl. A*	258,232	$13,748,272
AEROSPACE & DEFENSE—3.7%
HEICO Corp.	80,135	13,033,156
Lockheed Martin Corp.	35,385	17,221,172
TransDigm Group, Inc.	64,741	37,275,278
		67,529,606
AGRICULTURAL & FARM MACHINERY—0.5%
Deere & Co.	23,996	9,498,097
APPAREL ACCESSORIES & LUXURY GOODS—1.1%
Capri Holdings Ltd.*	143,674	6,563,028
LVMH Moet Hennessy Louis Vuitton SE	21,983	13,870,459
		20,433,487
APPLICATION SOFTWARE—4.6%
Adobe, Inc.*	17,791	5,666,433
Cadence Design Systems, Inc.*	78,345	11,860,650
Datadog, Inc., Cl. A*	163,338	13,150,342
Intuit, Inc.	106,997	45,741,218
Salesforce, Inc.*	48,198	7,836,513
		84,255,156
AUTO PARTS & EQUIPMENT—0.2%
Aptiv PLC*	47,498	4,325,643
AUTOMOBILE MANUFACTURERS—1.8%
Tesla, Inc.*	145,546	33,117,537
BIOTECHNOLOGY—5.3%
AbbVie, Inc.	172,972	25,323,101
Biogen, Inc.*	43,283	12,268,133
Natera, Inc.*	471,494	22,141,358
Neurocrine Biosciences, Inc.*	47,272	5,441,953
Regeneron Pharmaceuticals, Inc.*	3,517	2,633,354
Vaxcyte, Inc.*	82,926	3,616,403
Vertex Pharmaceuticals, Inc.*	78,657	24,540,984
		95,965,286
CASINOS & GAMING—2.4%
Las Vegas Sands Corp.*	237,539	9,028,858
MGM Resorts International	977,583	34,772,627
		43,801,485
COAL & CONSUMABLE FUELS—0.2%
Cameco Corp.	138,939	3,295,633
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.2%
Wabtec Corp.	38,611	3,601,634
DATA PROCESSING & OUTSOURCED SERVICES—3.8%
Mastercard, Inc., Cl. A	15,010	4,925,982
PayPal Holdings, Inc.*	144,377	12,067,029
Visa, Inc., Cl. A	253,730	52,562,707
		69,555,718

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—96.4% (CONT.)	SHARES	VALUE
DIVERSIFIED SUPPORT SERVICES—0.4%
Cintas Corp.	17,968	$7,682,218
ELECTRIC UTILITIES—1.2%
NextEra Energy, Inc.	283,553	21,975,358
ELECTRICAL COMPONENTS & EQUIPMENT—1.8%
AMETEK, Inc.	26,791	3,473,721
Eaton Corp., PLC	189,357	28,416,805
Generac Holdings, Inc.*	11,581	1,342,354
		33,232,880
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.5%
Zebra Technologies Corp., Cl. A*	32,888	9,314,539
FINANCIAL EXCHANGES & DATA—1.2%
S&P Global, Inc.	68,756	22,087,865
HEALTHCARE DISTRIBUTORS—1.9%
McKesson Corp.	87,117	33,920,746
HEALTHCARE EQUIPMENT—1.8%
Boston Scientific Corp.*	191,839	8,270,179
Intuitive Surgical, Inc.*	79,625	19,625,174
Shockwave Medical, Inc.*	14,118	4,138,692
		32,034,045
HEALTHCARE FACILITIES—1.0%
Acadia Healthcare Co., Inc.*	232,921	18,936,477
HYPERMARKETS & SUPER CENTERS—1.0%
Costco Wholesale Corp.	34,810	17,457,215
INTERACTIVE HOME ENTERTAINMENT—0.6%
Take-Two Interactive Software, Inc.*	89,955	10,657,868
INTERACTIVE MEDIA & SERVICES—4.2%
Alphabet, Inc., Cl. C*	728,110	68,922,893
Meta Platforms, Inc., Cl. A*	29,358	2,734,991
Pinterest, Inc., Cl. A*	196,172	4,825,831
		76,483,715
INTERNET & DIRECT MARKETING RETAIL—8.8%
Alibaba Group Holding Ltd.#,*	147,626	9,386,061
Altaba, Inc.*,(a)	259,825	444,301
Amazon.com, Inc.*	1,224,230	125,410,121
Farfetch Ltd., Cl. A*	761,206	6,455,027
Meituan, Cl. B*	347,280	5,560,142
MercadoLibre, Inc.*	13,666	12,321,539
		159,577,191
INTERNET SERVICES & INFRASTRUCTURE—0.2%
Snowflake, Inc., Cl. A*	17,052	2,733,436
LEISURE FACILITIES—0.6%
Vail Resorts, Inc.	50,709	11,111,863
LIFE SCIENCES TOOLS & SERVICES—2.7%
Danaher Corp.	195,454	49,189,908

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—96.4% (CONT.)	SHARES	VALUE
MANAGED HEALTHCARE—5.5%
Humana, Inc.	65,703	$36,667,530
UnitedHealth Group, Inc.	111,997	62,175,135
		98,842,665
MOVIES & ENTERTAINMENT—3.8%
Live Nation Entertainment, Inc.*	475,813	37,879,473
Netflix, Inc.*	74,980	21,885,162
The Walt Disney Co.*	89,177	9,500,918
		69,265,553
OIL & GAS EXPLORATION & PRODUCTION—3.1%
Antero Resources Corp.*	256,099	9,388,589
Devon Energy Corp.	224,996	17,403,441
Diamondback Energy, Inc.	39,152	6,151,171
Pioneer Natural Resources Co.	91,150	23,371,771
		56,314,972
OIL & GAS STORAGE & TRANSPORTATION—0.9%
Cheniere Energy, Inc.	92,789	16,368,908
PHARMACEUTICALS—2.2%
Eli Lilly & Co.	93,391	33,815,947
Reata Pharmaceuticals, Inc., Cl. A*	197,925	6,373,185
		40,189,132
REGIONAL BANKS—1.0%
Signature Bank	115,467	18,304,984
RESTAURANTS—1.6%
Domino’s Pizza, Inc.	18,340	6,093,281
Shake Shack, Inc., Cl. A*	218,966	12,167,941
Starbucks Corp.	113,886	9,861,389
		28,122,611
SEMICONDUCTOR EQUIPMENT—0.3%
SolarEdge Technologies, Inc.*	25,563	5,880,257
SEMICONDUCTORS—5.0%
Advanced Micro Devices, Inc.*	310,216	18,631,573
First Solar, Inc.*	126,370	18,395,681
Marvell Technology, Inc.	598,825	23,761,376
NVIDIA Corp.	196,926	26,579,102
ON Semiconductor Corp.*	67,314	4,135,099
		91,502,831
SPECIALTY CHEMICALS—1.2%
Albemarle Corp.	51,807	14,499,225
The Sherwin-Williams Co.	32,479	7,308,749
		21,807,974

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—96.4% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—12.8%
Crowdstrike Holdings, Inc., Cl. A*	23,560	$3,797,872
Microsoft Corp.	847,364	196,698,605
Palo Alto Networks, Inc.*	108,840	18,675,856
ServiceNow, Inc.*	29,441	12,387,006
		231,559,339
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.1%
Apple, Inc.	723,151	110,887,974
TRUCKING—0.4%
Uber Technologies, Inc.*	277,209	7,365,443
TOTAL COMMON STOCKS
(Cost $1,237,851,665)		1,751,935,521
PREFERRED STOCKS—0.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.1%
Chime Financial, Inc., Series G*,@,(a)	27,841	1,215,538
(Cost $1,922,972)		1,215,538
REAL ESTATE INVESTMENT TRUST—0.3%	SHARES	VALUE
SPECIALIZED—0.3%
SBA Communications Corp., Cl. A	20,957	5,656,294
(Cost $5,455,226)		5,656,294
SPECIAL PURPOSE VEHICLE—0.2%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.2%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)		2,934,840
(Cost $2,775,000)		2,934,840
Total Investments
(Cost $1,248,004,863)	97.0%	$1,761,742,193
Affiliated Securities (Cost $2,775,000)		2,934,840
Unaffiliated Securities (Cost $1,245,229,863)		1,758,807,353
Other Assets in Excess of Liabilities	3.0%	53,795,273
NET ASSETS	100.0%	$1,815,537,466

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2022
Chime Financial, Inc., Series G	8/24/21	$1,922,972	0.06%	$1,215,538	0.07%
Crosslink Ventures Capital LLC, Cl. A	10/2/20	2,775,000	0.08%	2,934,840	0.16%
Total				$4,150,378	0.23%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER 35 FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—96.7%	SHARES	VALUE
AEROSPACE & DEFENSE—4.7%
HEICO Corp.	7,446	$1,211,017
APPLICATION SOFTWARE—1.9%
Datadog, Inc., Cl. A*	6,234	501,899
BIOTECHNOLOGY—8.3%
Biogen, Inc.*	2,785	789,381
Natera, Inc.*	16,896	793,436
Seagen, Inc.*	4,489	570,821
		2,153,638
CASINOS & GAMING—2.4%
MGM Resorts International	17,403	619,025
DATA PROCESSING & OUTSOURCED SERVICES—5.3%
Marqeta, Inc., Cl. A*	69,095	544,469
Toast, Inc., Cl. A*	37,771	834,361
		1,378,830
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.9%
908 Devices, Inc.*	30,322	484,849
FINANCIAL EXCHANGES & DATA—1.4%
S&P Global, Inc.	1,135	364,619
HEALTHCARE DISTRIBUTORS—4.4%
McKesson Corp.	2,943	1,145,916
HEALTHCARE EQUIPMENT—3.8%
Intuitive Surgical, Inc.*	2,071	510,440
TransMedics Group, Inc.*	9,910	477,860
		988,300
HEALTHCARE SERVICES—1.1%
Accolade, Inc.*	26,856	289,508
HEALTHCARE TECHNOLOGY—2.8%
Veeva Systems, Inc., Cl. A*	4,250	713,745
INTERACTIVE HOME ENTERTAINMENT—1.2%
Take-Two Interactive Software, Inc.*	2,622	310,655
INTERACTIVE MEDIA & SERVICES—1.7%
Alphabet, Inc., Cl. C*	4,767	451,244
INTERNET & DIRECT MARKETING RETAIL—7.4%
Amazon.com, Inc.*	13,934	1,427,399
MercadoLibre, Inc.*	543	489,580
		1,916,979
LIFE SCIENCES TOOLS & SERVICES—1.4%
Bio-Techne Corp.	1,261	373,584
MANAGED HEALTHCARE—4.1%
Centene Corp.*	12,389	1,054,676
MOVIES & ENTERTAINMENT—9.9%
Live Nation Entertainment, Inc.*	9,568	761,708
Netflix, Inc.*	3,200	934,016
The Walt Disney Co.*	8,122	865,318
		2,561,042
OIL & GAS EQUIPMENT & SERVICES—2.0%
Baker Hughes Co., Cl. A	19,083	527,836

THE ALGER FUNDS | ALGER 35 FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—96.7% (CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—4.1%
Antero Resources Corp.*	28,908	$1,059,767
OIL & GAS STORAGE & TRANSPORTATION—2.0%
Cheniere Energy, Inc.	2,989	527,289
PHARMACEUTICALS—2.4%
Catalent, Inc.*	9,525	626,078
REAL ESTATE SERVICES—2.6%
FirstService Corp.	5,326	665,803
SEMICONDUCTOR EQUIPMENT—2.7%
SolarEdge Technologies, Inc.*	3,051	701,821
SEMICONDUCTORS—2.4%
Advanced Micro Devices, Inc.*	10,485	629,729
SYSTEMS SOFTWARE—6.7%
Crowdstrike Holdings, Inc., Cl. A*	1,450	233,740
Microsoft Corp.	6,521	1,513,720
		1,747,460
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—8.1%
Apple, Inc.	13,786	2,113,945
TOTAL COMMON STOCKS
(Cost $26,406,877)		25,119,254
REAL ESTATE INVESTMENT TRUST—2.5%	SHARES	VALUE
SPECIALIZED—2.5%
Crown Castle, Inc.	4,927	656,572
(Cost $925,767)		656,572
Total Investments
(Cost $27,332,644)	99.2%	$25,775,826
Unaffiliated Securities (Cost $27,332,644)		25,775,826
Other Assets in Excess of Liabilities	0.8%	200,572
NET ASSETS	100.0%	$25,976,398

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—90.2%	SHARES	VALUE
AEROSPACE & DEFENSE—1.7%
General Dynamics Corp.	6,490	$1,621,202
Raytheon Technologies Corp.	13,949	1,322,644
TransDigm Group, Inc.	1,933	1,112,944
		4,056,790
ASSET MANAGEMENT & CUSTODY BANKS—2.9%
BlackRock, Inc., Cl. A	5,838	3,770,823
Blackstone, Inc.	28,855	2,629,845
The Carlyle Group, Inc.	22,876	646,933
		7,047,601
BIOTECHNOLOGY—3.4%
AbbVie, Inc.	38,631	5,655,578
Amgen, Inc.	5,961	1,611,556
Gilead Sciences, Inc.	13,771	1,080,473
		8,347,607
BUILDING PRODUCTS—0.5%
Johnson Controls International PLC	23,426	1,354,960
CABLE & SATELLITE—0.9%
Comcast Corp., Cl. A	69,485	2,205,454
COMMODITY CHEMICALS—0.3%
Dow, Inc.	15,418	720,637
COMMUNICATIONS EQUIPMENT—1.0%
Cisco Systems, Inc.	52,857	2,401,294
CONSUMER ELECTRONICS—0.4%
Garmin Ltd.	11,624	1,023,377
COPPER—0.4%
Southern Copper Corp.	20,837	978,714
DATA PROCESSING & OUTSOURCED SERVICES—1.5%
Visa, Inc., Cl. A	17,317	3,587,390
DIVERSIFIED BANKS—4.3%
Bank of America Corp.	101,216	3,647,825
JPMorgan Chase & Co.	54,062	6,805,324
		10,453,149
ELECTRIC UTILITIES—0.8%
NextEra Energy, Inc.	25,208	1,953,620
ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
Eaton Corp., PLC	19,963	2,995,847
FINANCIAL EXCHANGES & DATA—1.0%
CME Group, Inc., Cl. A	13,583	2,353,934
FOOD DISTRIBUTORS—0.7%
Sysco Corp.	19,022	1,646,544
GOLD—0.2%
Newmont Corp.	11,141	471,487
HEALTHCARE DISTRIBUTORS—0.6%
Cardinal Health, Inc.	19,240	1,460,316
HEALTHCARE EQUIPMENT—0.7%
Medtronic PLC	18,542	1,619,458
HEALTHCARE SERVICES—1.4%
CVS Health Corp.	35,029	3,317,246

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—90.2% (CONT.)	SHARES	VALUE
HOME IMPROVEMENT RETAIL—2.5%
The Home Depot, Inc.	20,767	$6,149,732
HOUSEHOLD PRODUCTS—1.6%
The Procter & Gamble Co.	28,854	3,885,768
HYPERMARKETS & SUPER CENTERS—0.8%
Walmart, Inc.	13,838	1,969,563
INDUSTRIAL CONGLOMERATES—2.1%
Honeywell International, Inc.	24,679	5,035,010
INDUSTRIAL GASES—1.0%
Air Products & Chemicals, Inc.	10,045	2,515,268
INDUSTRIAL MACHINERY—0.5%
Parker-Hannifin Corp.	4,456	1,295,003
INTEGRATED OIL & GAS—4.7%
Chevron Corp.	30,924	5,594,152
Exxon Mobil Corp.	36,176	4,008,662
TotalEnergies SE#	33,431	1,831,016
		11,433,830
INTEGRATED TELECOMMUNICATION SERVICES—1.3%
AT&T, Inc.	45,383	827,332
Verizon Communications, Inc.	64,479	2,409,580
		3,236,912
INTERACTIVE MEDIA & SERVICES—5.4%
Alphabet, Inc., Cl. A*	70,455	6,658,702
Alphabet, Inc., Cl. C*	57,251	5,419,380
Meta Platforms, Inc., Cl. A*	11,474	1,068,918
		13,147,000
INTERNET & DIRECT MARKETING RETAIL—2.0%
Amazon.com, Inc.*	47,802	4,896,837
INVESTMENT BANKING & BROKERAGE—2.4%
Morgan Stanley	70,494	5,792,492
LEISURE FACILITIES—0.4%
Vail Resorts, Inc.	4,741	1,038,895
MANAGED HEALTHCARE—3.4%
UnitedHealth Group, Inc.	15,201	8,438,835
MULTI-LINE INSURANCE—0.5%
The Hartford Financial Services Group, Inc.	18,213	1,318,803
MULTI-UTILITIES—0.7%
Sempra Energy	11,304	1,706,226
OIL & GAS EXPLORATION & PRODUCTION—0.6%
Pioneer Natural Resources Co.	6,251	1,602,819
OIL & GAS STORAGE & TRANSPORTATION—0.4%
ONEOK, Inc.	18,664	1,107,148

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—90.2% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—6.8%
AstraZeneca PLC#	33,875	$1,992,189
Bristol-Myers Squibb Co.	21,378	1,656,154
Eli Lilly & Co.	7,290	2,639,636
GSK PLC#	20,444	678,128
Johnson & Johnson	27,358	4,759,471
Merck & Co., Inc.	17,065	1,726,978
Novartis AG#	12,695	1,029,945
Pfizer, Inc.	48,064	2,237,379
		16,719,880
RAILROADS—0.7%
Union Pacific Corp.	8,420	1,659,919
RESTAURANTS—1.5%
McDonald’s Corp.	7,151	1,949,792
Starbucks Corp.	18,761	1,624,515
		3,574,307
SEMICONDUCTOR EQUIPMENT—2.1%
KLA Corp.	16,265	5,147,059
SEMICONDUCTORS—3.9%
Broadcom, Inc.	10,409	4,893,479
QUALCOMM, Inc.	30,065	3,537,448
Taiwan Semiconductor Manufacturing Co., Ltd.#	17,780	1,094,359
		9,525,286
SOFT DRINKS—3.1%
PepsiCo, Inc.	23,132	4,200,309
The Coca-Cola Co.	55,146	3,300,488
		7,500,797
SYSTEMS SOFTWARE—8.2%
Microsoft Corp.	80,284	18,636,325
Oracle Corp.	18,792	1,467,091
		20,103,416
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—8.5%
Apple, Inc.	135,581	20,789,991
TOBACCO—1.2%
Altria Group, Inc.	39,478	1,826,647
Philip Morris International, Inc.	11,820	1,085,667
		2,912,314
TOTAL COMMON STOCKS
(Cost $150,889,653)		220,498,535
MASTER LIMITED PARTNERSHIP—0.7%	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.7%
Cheniere Energy Partners LP	30,377	1,826,569
(Cost $1,236,456)		1,826,569
REAL ESTATE INVESTMENT TRUST—4.1%	SHARES	VALUE
HEALTHCARE—0.5%
Welltower, Inc.	20,839	1,272,013
INDUSTRIAL—0.5%
Prologis, Inc.	9,540	1,056,555

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2022 (Continued)

REAL ESTATE INVESTMENT TRUST—4.1% (CONT.)	SHARES	VALUE
MORTGAGE—0.6%
Blackstone Mortgage Trust, Inc., Cl. A	61,590	$1,537,286
RETAIL—0.7%
Simon Property Group, Inc.	15,700	1,710,986
SPECIALIZED—1.8%
Crown Castle, Inc.	22,107	2,945,979
Lamar Advertising Co., Cl. A	15,632	1,441,739
		4,387,718
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $10,361,896)		9,964,558
Total Investments
(Cost $162,488,005)	95.0%	$232,289,662
Unaffiliated Securities (Cost $162,488,005)		232,289,662
Other Assets in Excess of Liabilities	5.0%	12,111,820
NET ASSETS	100.0%	$244,401,482

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—91.1%	SHARES	VALUE
ADVERTISING—2.3%
The Trade Desk, Inc., Cl. A*	81,880	$4,359,291
AEROSPACE & DEFENSE—4.6%
HEICO Corp.	31,721	5,159,103
TransDigm Group, Inc.*	6,472	3,726,319
		8,885,422
APPAREL ACCESSORIES & LUXURY GOODS—1.9%
Lululemon Athletica, Inc.*	11,046	3,634,576
APPAREL RETAIL—2.5%
Aritzia, Inc.*	110,173	4,273,318
Burlington Stores, Inc.*	3,476	496,929
		4,770,247
APPLICATION SOFTWARE—11.1%
Bill.com Holdings, Inc.*	11,229	1,497,500
Cadence Design Systems, Inc.*	23,822	3,606,413
Constellation Software, Inc.	2,368	3,424,135
Datadog, Inc., Cl. A*	23,097	1,859,540
Manhattan Associates, Inc.*	28,002	3,407,003
Paycom Software, Inc.*	10,188	3,525,048
Sprout Social, Inc., Cl. A*	35,289	2,128,985
The Descartes Systems Group, Inc.*	28,562	1,970,805
		21,419,429
AUTOMOTIVE RETAIL—3.5%
AutoZone, Inc.*	2,637	6,679,205
BIOTECHNOLOGY—4.8%
Alkermes PLC*	47,791	1,084,856
Apellis Pharmaceuticals, Inc.*	16,405	992,338
Celldex Therapeutics, Inc.*	36,161	1,270,336
Natera, Inc.*	62,485	2,934,296
Neurocrine Biosciences, Inc.*	16,688	1,921,122
Prometheus Biosciences, Inc.*	18,550	974,246
		9,177,194
BUILDING PRODUCTS—1.2%
Trex Co., Inc.*	47,676	2,292,739
CASINOS & GAMING—1.0%
MGM Resorts International	55,292	1,966,736
CONSTRUCTION MACHINERY & HEAVY TRUCKS—1.8%
Wabtec Corp.	36,808	3,433,450
DIVERSIFIED METALS & MINING—1.5%
MP Materials Corp.*	94,515	2,839,231
ELECTRICAL COMPONENTS & EQUIPMENT—1.8%
AMETEK, Inc.	22,392	2,903,346
Generac Holdings, Inc.*	4,313	499,920
		3,403,266
ELECTRONIC COMPONENTS—0.8%
Amphenol Corp., Cl. A	19,719	1,495,292

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—91.1% (CONT.)	SHARES	VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.7%
908 Devices, Inc.*	112,646	$1,801,209
Novanta, Inc.*	24,470	3,460,058
Trimble, Inc.*	31,674	1,905,508
		7,166,775
FINANCIAL EXCHANGES & DATA—2.6%
MSCI, Inc., Cl. A	10,534	4,938,971
HEALTHCARE DISTRIBUTORS—2.6%
McKesson Corp.	12,843	5,000,679
HEALTHCARE EQUIPMENT—2.5%
Insulet Corp.*	18,374	4,755,375
HEALTHCARE FACILITIES—1.9%
Acadia Healthcare Co., Inc.*	45,323	3,684,760
HEALTHCARE TECHNOLOGY—1.7%
Veeva Systems, Inc., Cl. A*	19,268	3,235,868
HOTELS RESORTS & CRUISE LINES—1.8%
Hilton Worldwide Holdings, Inc.	26,130	3,534,344
HYPERMARKETS & SUPER CENTERS—2.5%
BJ’s Wholesale Club Holdings, Inc.*	62,092	4,805,921
INSURANCE BROKERS—0.3%
Ryan Specialty Holdings, Inc., Cl. A*	11,723	525,777
INTERACTIVE HOME ENTERTAINMENT—1.3%
Take-Two Interactive Software, Inc.*	20,830	2,467,938
INTERNET SERVICES & INFRASTRUCTURE—0.5%
MongoDB, Inc., Cl. A*	5,866	1,073,654
IT CONSULTING & OTHER SERVICES—0.6%
EPAM Systems, Inc.*	3,345	1,170,750
LIFE SCIENCES TOOLS & SERVICES—3.1%
Repligen Corp.*	14,209	2,593,001
West Pharmaceutical Services, Inc.	14,694	3,381,089
		5,974,090
METAL & GLASS CONTAINERS—0.4%
Ball Corp.	17,745	876,425
MOVIES & ENTERTAINMENT—3.0%
Liberty Media Corp.-Liberty Formula One, Cl. C*	34,393	1,985,508
Live Nation Entertainment, Inc.*	46,621	3,711,498
		5,697,006
OIL & GAS EQUIPMENT & SERVICES—1.2%
Baker Hughes Co., Cl. A	83,777	2,317,272
OIL & GAS EXPLORATION & PRODUCTION—3.5%
Diamondback Energy, Inc.	42,657	6,701,841
PHARMACEUTICALS—0.7%
Jazz Pharmaceuticals PLC*	9,220	1,325,744
PROPERTY & CASUALTY INSURANCE—1.0%
Intact Financial Corp.	12,841	1,951,270
REGIONAL BANKS—1.6%
First Republic Bank	17,328	2,081,093
SVB Financial Group*	4,275	987,354
		3,068,447

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—91.1% (CONT.)	SHARES	VALUE
RESEARCH & CONSULTING SERVICES—2.7%
CoStar Group, Inc.*	53,993	$4,466,301
Verisk Analytics, Inc., Cl. A	3,769	689,086
		5,155,387
RESTAURANTS—2.1%
Chipotle Mexican Grill, Inc., Cl. A*	1,743	2,611,589
The Cheesecake Factory, Inc.	42,650	1,527,297
		4,138,886
SEMICONDUCTOR EQUIPMENT—3.4%
Enphase Energy, Inc.*	6,389	1,961,423
KLA Corp.	8,220	2,601,219
Onto Innovation, Inc.*	7,034	470,153
SolarEdge Technologies, Inc.*	6,601	1,518,428
		6,551,223
SEMICONDUCTORS—2.2%
Microchip Technology, Inc.	44,773	2,764,285
ON Semiconductor Corp.*	24,171	1,484,825
		4,249,110
SYSTEMS SOFTWARE—3.4%
Crowdstrike Holdings, Inc., Cl. A*	15,155	2,442,986
Palo Alto Networks, Inc.*	23,605	4,050,382
		6,493,368
TRUCKING—2.0%
Old Dominion Freight Line, Inc.	13,855	3,804,583
TOTAL COMMON STOCKS
(Cost $178,124,264)		175,021,542
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	219,610	—
(Cost $988,245)		—
RIGHTS—0.2%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Tolero CDR*,@,(a),(c)	590,059	354,035
(Cost $315,501)		354,035
SPECIAL PURPOSE VEHICLE—0.9%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)		1,269,120
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)		506,426
		1,775,546
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,675,000)		1,775,546
Total Investments
(Cost $181,103,010)	92.2%	$177,151,123
Affiliated Securities (Cost $2,663,245)		1,775,546
Unaffiliated Securities (Cost $178,439,765)		175,375,577
Other Assets in Excess of Liabilities	7.8%	14,951,530
NET ASSETS	100.0%	$192,102,653

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2022 (Continued)

(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2022
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$1,200,000	0.50%	$1,269,120	0.66%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	475,000	0.19%	506,426	0.26%
Prosetta Biosciences, Inc., Series D	2/6/15	988,245	0.50%	0	0.00%
Tolero CDR	2/6/17	315,501	0.19%	354,035	0.19%
Total				$2,129,581	1.11%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—98.7%	SHARES	VALUE
ADVERTISING—1.4%
The Trade Desk, Inc., Cl. A*	114,620	$6,102,369
AEROSPACE & DEFENSE—4.0%
HEICO Corp.	45,840	7,455,418
Mercury Systems, Inc.*	207,430	10,039,612
		17,495,030
APPAREL ACCESSORIES & LUXURY GOODS—2.7%
Lululemon Athletica, Inc.*	36,280	11,937,571
APPLICATION SOFTWARE—19.4%
Alteryx, Inc., Cl. A*	214,663	10,460,528
Bentley Systems, Inc., Cl. B	374,851	13,224,743
Bill.com Holdings, Inc.*	47,510	6,335,934
Cadence Design Systems, Inc.*	33,467	5,066,569
Everbridge, Inc.*	381,295	11,945,972
Manhattan Associates, Inc.*	61,650	7,500,955
Paylocity Holding Corp.*	49,083	11,376,949
Splunk, Inc.*	93,944	7,807,686
Tyler Technologies, Inc.*	33,407	10,801,485
		84,520,821
AUTOMOTIVE RETAIL—1.9%
O’Reilly Automotive, Inc.*	10,152	8,498,950
BIOTECHNOLOGY—9.3%
Natera, Inc.*	416,179	19,543,766
Seagen, Inc.*	35,124	4,466,368
Vertex Pharmaceuticals, Inc.*	29,211	9,113,832
Viridian Therapeutics, Inc.*	377,814	7,518,498
		40,642,464
CASINOS & GAMING—2.4%
MGM Resorts International	294,653	10,480,807
ELECTRIC UTILITIES—5.1%
Constellation Energy Corp.	236,216	22,331,861
ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
Generac Holdings, Inc.*	40,378	4,680,214
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.1%
908 Devices, Inc.*	288,530	4,613,595
ENVIRONMENTAL & FACILITIES SERVICES—2.5%
Waste Connections, Inc.	81,715	10,779,026
HEALTHCARE DISTRIBUTORS—2.6%
McKesson Corp.	29,118	11,337,676
HEALTHCARE EQUIPMENT—9.2%
Axonics, Inc.*	96,618	7,066,640
Cutera, Inc.*	113,681	5,225,916
Dexcom, Inc.*	55,570	6,711,745
Insulet Corp.*	65,198	16,873,894
Omnicell, Inc.*	53,244	4,116,826
		39,995,021
HEALTHCARE FACILITIES—1.4%
Acadia Healthcare Co., Inc.*	73,879	6,006,363

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—98.7% (CONT.)	SHARES	VALUE
HEALTHCARE SERVICES—2.5%
Signify Health, Inc., Cl. A*	377,862	$11,044,906
HEALTHCARE TECHNOLOGY—1.3%
Veeva Systems, Inc., Cl. A*	34,361	5,770,586
HYPERMARKETS & SUPER CENTERS—1.4%
BJ’s Wholesale Club Holdings, Inc.*	79,457	6,149,972
INTERNET & DIRECT MARKETING RETAIL—1.2%
MercadoLibre, Inc.*	6,051	5,455,703
INTERNET SERVICES & INFRASTRUCTURE—2.8%
MongoDB, Inc., Cl. A*	24,261	4,440,491
VeriSign, Inc.*	39,499	7,917,969
		12,358,460
LIFE SCIENCES TOOLS & SERVICES—2.6%
Avantor, Inc.*	114,850	2,316,525
Sartorius AG	14,673	5,173,299
Waters Corp.*	12,408	3,712,101
		11,201,925
MOVIES & ENTERTAINMENT—1.7%
Liberty Media Corp.-Liberty Formula One, Cl. C*	127,034	7,333,673
OIL & GAS EXPLORATION & PRODUCTION—3.7%
Diamondback Energy, Inc.	102,949	16,174,317
SEMICONDUCTOR EQUIPMENT—1.7%
Enphase Energy, Inc.*	24,654	7,568,778
SPECIALTY STORES—2.6%
Petco Health & Wellness Co., Inc., Cl. A*	337,697	3,555,949
Ulta Beauty, Inc.*	18,581	7,792,314
		11,348,263
SYSTEMS SOFTWARE—7.9%
Crowdstrike Holdings, Inc., Cl. A*	64,760	10,439,312
CyberArk Software Ltd.*	70,551	11,070,157
Palo Alto Networks, Inc.*	74,340	12,756,001
		34,265,470
TRADING COMPANIES & DISTRIBUTORS—2.6%
United Rentals, Inc.*	36,226	11,436,910
TRUCKING—2.6%
XPO Logistics, Inc.*	219,249	11,343,943
TOTAL COMMON STOCKS
(Cost $467,534,432)		430,874,674
Total Investments
(Cost $467,534,432)	98.7%	$430,874,674
Unaffiliated Securities (Cost $467,534,432)		430,874,674
Other Assets in Excess of Liabilities	1.3%	5,558,674
NET ASSETS	100.0%	$436,433,348

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER WEATHERBIE ENDURING GROWTH FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—90.8%	SHARES	VALUE
ADVERTISING—0.8%
The Trade Desk, Inc., Cl. A*	672	$35,777
AEROSPACE & DEFENSE—6.4%
TransDigm Group, Inc.	492	283,274
APPLICATION SOFTWARE—17.6%
HubSpot, Inc.*	379	112,396
Paylocity Holding Corp.*	1,389	321,956
SPS Commerce, Inc.*	1,668	211,035
Vertex, Inc., Cl. A*	7,677	138,340
		783,727
ASSET MANAGEMENT & CUSTODY BANKS—5.7%
Hamilton Lane, Inc., Cl. A	2,033	121,614
StepStone Group, Inc., Cl. A	4,483	132,338
		253,952
CONSUMER FINANCE—0.6%
Upstart Holdings, Inc.*	1,072	24,849
EDUCATION SERVICES—4.9%
Chegg, Inc.*	10,107	218,008
ENVIRONMENTAL & FACILITIES SERVICES—23.6%
Casella Waste Systems, Inc., Cl. A*	5,158	421,976
Montrose Environmental Group, Inc.*	5,072	222,052
Waste Connections, Inc.	3,101	409,053
		1,053,081
GENERAL MERCHANDISE STORES—1.5%
Ollie’s Bargain Outlet Holdings, Inc.*	1,203	67,368
HEALTHCARE EQUIPMENT—4.1%
Insulet Corp.*	285	73,761
Nevro Corp.*	2,849	109,231
		182,992
HEALTHCARE SERVICES—2.0%
Agiliti, Inc.*	5,061	88,416
HEALTHCARE TECHNOLOGY—1.4%
Definitive Healthcare Corp., Cl. A*	3,961	62,505
MANAGED HEALTHCARE—1.6%
Progyny, Inc.*	1,632	72,575
OIL & GAS EQUIPMENT & SERVICES—4.5%
Core Laboratories NV	7,282	141,708
Dril-Quip, Inc.*	2,386	59,363
		201,071
REAL ESTATE SERVICES—8.0%
FirstService Corp.	2,847	355,903
REGIONAL BANKS—3.4%
Signature Bank	958	151,872
TRADING COMPANIES & DISTRIBUTORS—2.3%
SiteOne Landscape Supply, Inc.*	870	100,807

THE ALGER FUNDS | ALGER WEATHERBIE ENDURING GROWTH FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—90.8% (CONT.)	SHARES	VALUE
TRUCKING—2.4%
XPO Logistics, Inc.*	2,097	$108,499
TOTAL COMMON STOCKS
(Cost $4,996,157)		4,044,676
Total Investments
(Cost $4,996,157)	90.8%	$4,044,676
Unaffiliated Securities (Cost $4,996,157)		4,044,676
Other Assets in Excess of Liabilities	9.2%	408,531
NET ASSETS	100.0%	$4,453,207

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—96.0%	SHARES	VALUE
ADVERTISING—0.7%
TechTarget, Inc.*	85,124	$5,494,754
AEROSPACE & DEFENSE—0.6%
Kratos Defense & Security Solutions, Inc.*	435,384	4,824,055
APPAREL ACCESSORIES & LUXURY GOODS—0.7%
Canada Goose Holdings, Inc.*	309,026	5,055,665
APPAREL RETAIL—0.7%
MYT Netherlands Parent BV#,*	498,528	5,698,175
APPLICATION SOFTWARE—8.9%
Ebix, Inc.	161,711	3,200,261
Everbridge, Inc.*	10,169	318,595
SEMrush Holdings, Inc., Cl. A*	90,656	1,108,723
SPS Commerce, Inc.*	343,412	43,448,486
Vertex, Inc., Cl. A*	1,177,375	21,216,297
		69,292,362
ASSET MANAGEMENT & CUSTODY BANKS—6.8%
Hamilton Lane, Inc., Cl. A	384,751	23,015,805
StepStone Group, Inc., Cl. A	1,004,980	29,667,010
		52,682,815
BIOTECHNOLOGY—3.1%
ACADIA Pharmaceuticals, Inc.*	528,355	8,469,531
Natera, Inc.*	165,757	7,783,949
Ultragenyx Pharmaceutical, Inc.*	194,435	7,866,840
		24,120,320
CONSTRUCTION & ENGINEERING—2.6%
Ameresco, Inc., Cl. A*	335,642	20,299,628
CONSUMER FINANCE—0.4%
LendingTree, Inc.*	53,395	1,347,156
Upstart Holdings, Inc.*	81,978	1,900,250
		3,247,406
EDUCATION SERVICES—3.3%
Chegg, Inc.*	1,178,186	25,413,472
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.1%
Novanta, Inc.*	113,610	16,064,454
ENVIRONMENTAL & FACILITIES SERVICES—11.8%
Casella Waste Systems, Inc., Cl. A*	551,027	45,079,519
Montrose Environmental Group, Inc.*	1,069,936	46,841,798
		91,921,317
GENERAL MERCHANDISE STORES—1.2%
Ollie’s Bargain Outlet Holdings, Inc.*	160,191	8,970,696
HEALTHCARE DISTRIBUTORS—0.3%
PetIQ, Inc., Cl. A*	310,397	2,551,463
HEALTHCARE EQUIPMENT—8.2%
Glaukos Corp.*	482,505	27,054,055
Impulse Dynamics NV, Series E*,@,(a)	904,912	2,986,210
Inogen, Inc.*	374,668	8,489,977
Inspire Medical Systems, Inc.*	51,083	9,958,631
Nevro Corp.*	403,215	15,459,263
		63,948,136

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—96.0% (CONT.)	SHARES	VALUE
HEALTHCARE FACILITIES—1.2%
US Physical Therapy, Inc.	106,259	$9,435,799
HEALTHCARE SERVICES—1.8%
Agiliti, Inc.*	789,028	13,784,319
HEALTHCARE TECHNOLOGY—2.0%
Definitive Healthcare Corp., Cl. A*	952,400	15,028,872
INSURANCE BROKERS—0.0%
Goosehead Insurance, Inc., Cl. A*	555	23,038
INTERNET & DIRECT MARKETING RETAIL—1.1%
Xometry, Inc., Cl. A*	142,898	8,582,454
IT CONSULTING & OTHER SERVICES—7.0%
CI&T, Inc., Cl. A*	1,111,816	9,116,891
Globant SA*	191,497	36,131,654
Grid Dynamics Holdings, Inc.*	676,513	9,207,342
		54,455,887
LEISURE FACILITIES—2.5%
Planet Fitness, Inc., Cl. A*	296,716	19,428,964
LEISURE PRODUCTS—0.3%
Latham Group, Inc.*	530,497	2,344,797
MANAGED HEALTHCARE—2.1%
Progyny, Inc.*	370,531	16,477,514
OIL & GAS EQUIPMENT & SERVICES—5.5%
Core Laboratories NV	1,374,503	26,747,828
Dril-Quip, Inc.*	646,492	16,084,721
		42,832,549
REAL ESTATE SERVICES—5.7%
FirstService Corp.	353,211	44,154,907
REGIONAL BANKS—2.3%
Seacoast Banking Corp. of Florida	579,648	17,911,123
RESTAURANTS—1.0%
Wingstop, Inc.	48,891	7,743,846
SEMICONDUCTORS—2.7%
Impinj, Inc.*	180,252	20,662,287
SPECIALTY STORES—0.0%
National Vision Holdings, Inc.*	1,280	47,411
SYSTEMS SOFTWARE—0.8%
Rapid7, Inc.*	142,183	6,436,624
THRIFTS & MORTGAGE FINANCE—2.0%
Axos Financial, Inc.*	404,768	15,769,761
TRADING COMPANIES & DISTRIBUTORS—6.6%
SiteOne Landscape Supply, Inc.*	249,165	28,870,748
Transcat, Inc.*	269,605	22,312,510
		51,183,258
TOTAL COMMON STOCKS
(Cost $824,815,385)		745,888,128

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments October 31, 2022 (Continued)

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	231,474	$—
(Cost $1,041,633)		—
Total Investments
(Cost $825,857,018)	96.0%	$745,888,128
Affiliated Securities (Cost $1,041,633)		—
Unaffiliated Securities (Cost $824,815,385)		745,888,128
Other Assets in Excess of Liabilities	4.0%	30,829,756
NET ASSETS	100.0%	$776,717,884

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2022
Impulse Dynamics NV, Series E	2/11/22	$2,986,210	0.24%	$2,986,210	0.38%
Prosetta Biosciences, Inc., Series D	2/6/15	1,041,633	0.10%	0	0.00%
Total				$2,986,210	0.38%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—91.7%	SHARES	VALUE
ADVERTISING—0.3%
Magnite, Inc.*	179,986	$1,312,098
AEROSPACE & DEFENSE—5.1%
HEICO Corp.	89,724	14,592,711
Hexcel Corp.	34,820	1,939,474
Mercury Systems, Inc.*	71,176	3,444,919
		19,977,104
APPAREL ACCESSORIES & LUXURY GOODS—1.6%
Capri Holdings Ltd.*	138,140	6,310,235
APPAREL RETAIL—1.7%
Aritzia, Inc.*	119,563	4,637,531
Victoria’s Secret & Co.*	53,575	2,014,420
		6,651,951
APPLICATION SOFTWARE—19.3%
ACI Worldwide, Inc.*	257,174	6,257,043
Appfolio, Inc., Cl. A*	15,632	1,959,784
Bill.com Holdings, Inc.*	51,956	6,928,852
Blackbaud, Inc.*	79,209	4,332,732
Blackline, Inc.*	55,731	3,120,936
Digital Turbine, Inc.*	54,079	789,553
Everbridge, Inc.*	82,052	2,570,689
ForgeRock, Inc., Cl. A*	30,441	686,749
Guidewire Software, Inc.*	36,894	2,191,873
HubSpot, Inc.*	16,330	4,842,825
Manhattan Associates, Inc.*	70,581	8,587,590
Paycom Software, Inc.*	21,276	7,361,496
Q2 Holdings, Inc.*	108,919	3,380,846
SEMrush Holdings, Inc., Cl. A*	94,341	1,153,791
Smartsheet, Inc., Cl. A*	71,669	2,502,682
Sprout Social, Inc., Cl. A*	73,507	4,434,677
SPS Commerce, Inc.*	72,109	9,123,231
Vertex, Inc., Cl. A*	260,255	4,689,795
		74,915,144
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
Affiliated Managers Group, Inc.	7,756	962,985
BIOTECHNOLOGY—2.6%
Alkermes PLC*	40,937	929,270
CareDx, Inc.*	258,904	5,154,779
Celldex Therapeutics, Inc.*	32,811	1,152,650
Karuna Therapeutics, Inc.*	12,763	2,799,436
		10,036,135
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
DLocal Ltd., Cl. A*	173,167	3,861,624
Marqeta, Inc., Cl. A*	161,948	1,276,150
		5,137,774
DIVERSIFIED SUPPORT SERVICES—0.4%
IAA, Inc.*	42,596	1,615,666
ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
Sunrun, Inc.*	66,735	1,502,205

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—91.7% (CONT.)	SHARES	VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.3%
908 Devices, Inc.*	105,842	$1,692,414
Cognex Corp.	76,543	3,538,583
		5,230,997
FOOD DISTRIBUTORS—2.2%
The Chefs’ Warehouse, Inc.*	94,528	3,462,561
US Foods Holding Corp.*	170,857	5,084,704
		8,547,265
HEALTHCARE DISTRIBUTORS—0.1%
PetIQ, Inc., Cl. A*	62,035	509,928
HEALTHCARE EQUIPMENT—8.9%
Impulse Dynamics NV, Series E*,@,(a)	1,105,151	3,646,998
Inmode Ltd.*	190,868	6,550,590
Insulet Corp.*	29,158	7,546,382
Mesa Laboratories, Inc.	27,736	3,666,977
Paragon 28, Inc.*	75,516	1,508,055
QuidelOrtho Corp.*	79,576	7,147,516
Tandem Diabetes Care, Inc.*	79,550	4,466,732
		34,533,250
HEALTHCARE SERVICES—1.1%
Guardant Health, Inc.*	54,919	2,718,491
Privia Health Group, Inc.*	48,330	1,618,088
		4,336,579
HEALTHCARE SUPPLIES—1.5%
Neogen Corp.*	443,260	5,851,032
HEALTHCARE TECHNOLOGY—2.6%
Definitive Healthcare Corp., Cl. A*	33,958	535,857
Doximity, Inc., Cl. A*	18,271	483,633
Renalytix PLC#,*	165,345	322,423
Sophia Genetics SA*	79,654	175,239
Veeva Systems, Inc., Cl. A*	50,210	8,432,268
		9,949,420
HOMEBUILDING—0.4%
Skyline Champion Corp.*	23,895	1,390,928
HOMEFURNISHING RETAIL—0.4%
Arhaus, Inc., Cl. A*	50,615	421,623
Bed Bath & Beyond, Inc.*	213,037	973,579
		1,395,202
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
Upwork, Inc.*	133,462	1,795,064
HYPERMARKETS & SUPER CENTERS—3.4%
BJ’s Wholesale Club Holdings, Inc.*	171,422	13,268,063
INDUSTRIAL MACHINERY—0.5%
Gates Industrial Corp., PLC*	161,017	1,795,340
INTERACTIVE HOME ENTERTAINMENT—1.1%
Take-Two Interactive Software, Inc.*	35,288	4,180,922

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—91.7% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—1.2%
Bumble, Inc., Cl. A*	66,183	$1,681,048
Tripadvisor, Inc.*	127,813	3,018,943
		4,699,991
INTERNET & DIRECT MARKETING RETAIL—1.4%
Farfetch Ltd., Cl. A*	136,984	1,161,624
The RealReal, Inc.*	267,138	451,463
Xometry, Inc., Cl. A*	62,192	3,735,252
		5,348,339
LEISURE FACILITIES—0.7%
Planet Fitness, Inc., Cl. A*	40,235	2,634,588
LIFE SCIENCES TOOLS & SERVICES—8.3%
Akoya Biosciences, Inc.*	139,659	1,920,311
Alpha Teknova, Inc.*	31,939	146,600
Bio-Techne Corp.	37,684	11,164,262
CryoPort, Inc.*	115,779	3,214,025
Cytek Biosciences, Inc.*	55,786	865,799
ICON PLC*	9,581	1,895,505
Maravai LifeSciences Holdings, Inc., Cl. A*	38,721	642,769
MaxCyte, Inc.*	48,111	332,928
NanoString Technologies, Inc.*	232,258	2,429,419
NeoGenomics, Inc.*	396,391	3,014,554
Personalis, Inc.*	109,708	292,920
Rapid Micro Biosystems, Inc., Cl. A*	64,657	188,798
Repligen Corp.*	34,746	6,340,797
		32,448,687
MANAGED HEALTHCARE—1.9%
HealthEquity, Inc.*	96,344	7,506,161
MOVIES & ENTERTAINMENT—2.7%
Live Nation Entertainment, Inc.*	134,030	10,670,128
OIL & GAS EQUIPMENT & SERVICES—1.1%
ChampionX Corp.	79,644	2,279,411
ProPetro Holding Corp.*	166,265	1,968,578
		4,247,989
OIL & GAS EXPLORATION & PRODUCTION—5.5%
Coterra Energy, Inc.	85,796	2,670,829
Magnolia Oil & Gas Corp., Cl. A	731,251	18,778,526
		21,449,355
REGIONAL BANKS—1.1%
Webster Financial Corp.	79,755	4,327,506
RESEARCH & CONSULTING SERVICES—0.3%
LegalZoom.com, Inc.*	144,125	1,333,156
RESTAURANTS—5.6%
Shake Shack, Inc., Cl. A*	151,624	8,425,746
The Cheesecake Factory, Inc.	174,365	6,244,011
Wingstop, Inc.	43,860	6,946,985
		21,616,742
SEMICONDUCTOR EQUIPMENT—0.6%
SolarEdge Technologies, Inc.*	10,807	2,485,934

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—91.7% (CONT.)	SHARES	VALUE
SEMICONDUCTORS—0.6%
Universal Display Corp.	22,496	$2,142,069
SPECIALTY CHEMICALS—3.7%
Balchem Corp.	104,187	14,565,343
TOTAL COMMON STOCKS
(Cost $399,212,169)		356,681,275
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	50,688	—
(Cost $228,096)		—
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(c)	174,782	104,869
(Cost $94,483)		104,869
REAL ESTATE INVESTMENT TRUST—1.2%	SHARES	VALUE
RETAIL—1.2%
Tanger Factory Outlet Centers, Inc.	258,634	4,657,998
(Cost $4,259,450)		4,657,998
SPECIAL PURPOSE VEHICLE—0.6%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.6%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)		1,903,680
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)		506,426
		2,410,106
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $2,275,000)		2,410,106
Total Investments
(Cost $406,069,198)	93.5%	$363,854,248
Affiliated Securities (Cost $2,503,096)		2,410,106
Unaffiliated Securities (Cost $403,566,102)		361,444,142
Other Assets in Excess of Liabilities	6.5%	25,402,005
NET ASSETS	100.0%	$389,256,253

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2022 (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2022
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$1,800,000	0.49%	$1,903,680	0.49%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	475,000	0.10%	506,426	0.13%
Impulse Dynamics NV, Series E	2/11/22	3,646,998	0.69%	3,646,998	0.94%
Prosetta Biosciences, Inc., Series D	2/6/15	228,096	0.10%	0	0.00%
Tolero CDR	2/6/17	94,483	0.08%	104,869	0.02%
Total				$6,161,973	1.58%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—97.8%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
Mercury Systems, Inc.*	831,310	$40,235,404
APPAREL RETAIL—1.9%
Aritzia, Inc.*	1,435,618	55,683,811
APPLICATION SOFTWARE—20.5%
Appfolio, Inc., Cl. A*	299,847	37,591,818
Blackline, Inc.*	1,180,430	66,104,080
Clearwater Analytics Holdings, Inc., Cl. A*	4,079,624	66,457,075
Everbridge, Inc.*	1,191,100	37,317,163
Guidewire Software, Inc.*	1,235,361	73,392,797
Paycom Software, Inc.*	326,733	113,049,618
PROS Holdings, Inc.*,(a)	2,978,898	74,323,505
Q2 Holdings, Inc.*	1,478,494	45,892,454
Smartsheet, Inc., Cl. A*	947,142	33,074,199
Sprout Social, Inc., Cl. A*	868,419	52,391,718
		599,594,427
BIOTECHNOLOGY—6.6%
CareDx, Inc.*	1,289,980	25,683,502
Natera, Inc.*	2,476,547	116,298,647
Prometheus Biosciences, Inc.*	373,136	19,597,102
Vericel Corp.*	1,198,752	32,222,454
		193,801,705
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.1%
908 Devices, Inc.*,(a)	1,991,055	31,836,969
ENVIRONMENTAL & FACILITIES SERVICES—1.6%
Casella Waste Systems, Inc., Cl. A*	556,833	45,554,508
FOOD RETAIL—1.0%
Grocery Outlet Holding Corp.*	827,345	28,601,317
HEALTHCARE EQUIPMENT—16.9%
AtriCure, Inc.*	1,735,391	73,094,669
Axonics, Inc.*	688,409	50,350,234
Heska Corp.*	468,150	33,594,444
Inspire Medical Systems, Inc.*	252,662	49,256,457
Insulet Corp.*	333,527	86,320,123
QuidelOrtho Corp.*	934,489	83,935,802
Shockwave Medical, Inc.*	401,805	117,789,136
		494,340,865
HEALTHCARE SERVICES—1.6%
Signify Health, Inc., Cl. A*	1,610,839	47,084,824
HEALTHCARE SUPPLIES—1.5%
BioLife Solutions, Inc.*	1,866,392	43,897,540
HEALTHCARE TECHNOLOGY—4.0%
Evolent Health, Inc., Cl. A*	2,128,115	67,695,338
Veeva Systems, Inc., Cl. A*	293,880	49,354,207
		117,049,545
INDUSTRIAL MACHINERY—6.4%
RBC Bearings, Inc.*	743,485	188,495,752
INTERNET & DIRECT MARKETING RETAIL—1.3%
Xometry, Inc., Cl. A*	626,331	37,617,440

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—97.8% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—9.3%
Bio-Techne Corp.	227,941	$67,529,801
Bruker Corp.	882,031	54,544,797
CryoPort, Inc.*	2,305,188	63,992,019
NanoString Technologies, Inc.*	1,804,146	18,871,367
Repligen Corp.*	363,423	66,321,063
		271,259,047
MANAGED HEALTHCARE—3.7%
HealthEquity, Inc.*	1,377,578	107,327,102
OIL & GAS EQUIPMENT & SERVICES—2.4%
ChampionX Corp.	2,420,059	69,262,089
OIL & GAS EXPLORATION & PRODUCTION—5.1%
PDC Energy, Inc.	1,092,059	78,781,136
Viper Energy Partners LP	2,161,590	72,089,027
		150,870,163
PACKAGED FOODS & MEATS—1.3%
Freshpet, Inc.*	655,781	38,658,290
REGIONAL BANKS—2.1%
Popular, Inc.	891,007	63,012,015
RESTAURANTS—4.0%
Kura Sushi USA, Inc., Cl. A*	307,518	24,303,147
Shake Shack, Inc., Cl. A*	591,744	32,883,214
Wingstop, Inc.	385,299	61,027,509
		118,213,870
SEMICONDUCTORS—1.2%
Monolithic Power Systems, Inc.	106,152	36,033,296
SYSTEMS SOFTWARE—1.2%
Tenable Holdings, Inc.*	888,555	36,110,875
TRADING COMPANIES & DISTRIBUTORS—1.3%
Herc Holdings, Inc.	327,548	38,522,920
TRUCKING—0.4%
Saia, Inc.*	65,466	13,018,569
TOTAL COMMON STOCKS
(Cost $2,779,294,265)		2,866,082,343
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(b),(c)	11,905	7,143
(Cost $6,436)		7,143
Total Investments
(Cost $2,779,300,701)	97.8%	$2,866,089,486
Affiliated Securities (Cost $159,441,783)		106,160,474
Unaffiliated Securities (Cost $2,619,858,918)		2,759,929,012
Other Assets in Excess of Liabilities	2.2%	63,353,555
NET ASSETS	100.0%	$2,929,443,041

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(c)	Contingent Deferred Rights.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments October 31, 2022 (Continued)

*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2022
Tolero CDR	2/6/17	$6,436	0.00%	$7,143	0.00%
Total				$7,143	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—98.4%	SHARES	VALUE
ARGENTINA—2.0%
INTERNET & DIRECT MARKETING RETAIL—2.0%
MercadoLibre, Inc.*	2,850	$2,569,617
(Cost $3,902,261)
AUSTRALIA—5.4%
APPLICATION SOFTWARE—1.8%
Xero Ltd.*	46,600	2,314,277
HEALTHCARE SUPPLIES—1.4%
Nanosonics Ltd.*	694,062	1,819,483
HEALTHCARE TECHNOLOGY—2.2%
Pro Medicus Ltd.	81,000	2,886,045
TOTAL AUSTRALIA
(Cost $7,093,135)		7,019,805
BRAZIL—5.8%
DIVERSIFIED CAPITAL MARKETS—3.0%
Banco BTG Pactual SA	691,000	3,870,841
FOOTWEAR—2.8%
Arezzo Industria e Comercio SA	182,000	3,681,430
TOTAL BRAZIL
(Cost $6,140,925)		7,552,271
CHINA—4.9%
AUTOMOBILE MANUFACTURERS—1.7%
BYD Co., Ltd., Cl. H	100,484	2,251,157
BREWERS—1.9%
Budweiser Brewing Co. APAC Ltd.	1,153,000	2,426,747
INTERNET & DIRECT MARKETING RETAIL—1.3%
Meituan, Cl. B*	108,000	1,729,139
TOTAL CHINA
(Cost $8,582,180)		6,407,043
FRANCE—15.8%
APPAREL ACCESSORIES & LUXURY GOODS—2.9%
LVMH Moet Hennessy Louis Vuitton SE	5,900	3,722,681
ELECTRICAL COMPONENTS & EQUIPMENT—2.4%
Schneider Electric SE	25,200	3,186,541
HEALTHCARE SUPPLIES—2.7%
EssilorLuxottica SA	22,300	3,526,081
LIFE SCIENCES TOOLS & SERVICES—3.1%
Eurofins Scientific SE	62,200	3,981,521
OIL & GAS STORAGE & TRANSPORTATION—1.8%
Gaztransport Et Technigaz SA	20,624	2,399,247
RESEARCH & CONSULTING SERVICES—2.9%
Teleperformance	14,157	3,792,892
TOTAL FRANCE
(Cost $19,340,585)		20,608,963

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—98.4% (CONT.)	SHARES	VALUE
GERMANY—5.8%
AEROSPACE & DEFENSE—2.3%
Hensoldt AG	126,800	$2,979,003
OIL & GAS REFINING & MARKETING—3.5%
VERBIO Vereinigte BioEnergie AG	58,100	4,576,489
TOTAL GERMANY
(Cost $6,441,659)		7,555,492
HONG KONG—1.2%
INDUSTRIAL MACHINERY—1.2%
Techtronic Industries Co., Ltd.	159,000	1,505,534
(Cost $1,162,958)
INDIA—6.3%
DIVERSIFIED BANKS—2.3%
HDFC Bank Ltd.#	47,900	2,984,649
HOTELS RESORTS & CRUISE LINES—1.5%
MakeMyTrip Ltd.*	69,778	1,941,922
INVESTMENT BANKING & BROKERAGE—2.5%
Angel One Ltd.	169,000	3,274,320
TOTAL INDIA
(Cost $7,196,919)		8,200,891
IRELAND—2.2%
PACKAGED FOODS & MEATS—2.2%
Kerry Group PLC, Cl. A	33,741	2,930,423
(Cost $3,756,244)
ITALY—6.9%
APPAREL ACCESSORIES & LUXURY GOODS—2.6%
Moncler SpA	78,786	3,398,990
AUTOMOBILE MANUFACTURERS—3.3%
Ferrari NV	22,162	4,360,817
INDUSTRIAL MACHINERY—1.0%
Industrie de Nora SpA*	90,000	1,303,619
TOTAL ITALY
(Cost $7,968,703)		9,063,426
JAPAN—6.9%
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.3%
Keyence Corp.	7,900	2,979,016
HEALTHCARE SUPPLIES—1.9%
Hoya Corp.	26,900	2,500,830
SEMICONDUCTOR EQUIPMENT—2.7%
Lasertec Corp.	25,400	3,569,218
TOTAL JAPAN
(Cost $9,843,220)		9,049,064
NETHERLANDS—9.0%
DATA PROCESSING & OUTSOURCED SERVICES—2.2%
Adyen NV*	2,075	2,962,119

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—98.4% (CONT.)	SHARES	VALUE
NETHERLANDS—9.0% (CONT.)
HEAVY ELECTRICAL EQUIPMENT—3.0%
Alfen Beheer BV*	36,800	$3,903,501
SEMICONDUCTOR EQUIPMENT—3.8%
ASML Holding NV	10,500	4,925,166
TOTAL NETHERLANDS
(Cost $5,150,054)		11,790,786
NORWAY—2.7%
ENVIRONMENTAL & FACILITIES SERVICES—1.3%
Aker Carbon Capture ASA*	1,560,510	1,755,951
INDUSTRIAL MACHINERY—1.4%
AutoStore Holdings Ltd.*,(a)	930,036	1,757,555
TOTAL NORWAY
(Cost $6,954,347)		3,513,506
SOUTH KOREA—1.8%
SPECIALTY CHEMICALS—1.8%
Chunbo Co., Ltd.	15,800	2,412,072
(Cost $2,580,839)
SPAIN—1.5%
BIOTECHNOLOGY—1.5%
Grifols SA#,*	309,741	1,954,466
(Cost $5,399,542)
SWEDEN—1.1%
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
EQT AB	74,298	1,461,698
(Cost $755,883)
SWITZERLAND—3.6%
ASSET MANAGEMENT & CUSTODY BANKS—1.6%
Partners Group Holding AG	2,284	2,050,183
SPECIALTY CHEMICALS—2.0%
Sika AG	11,800	2,660,748
TOTAL SWITZERLAND
(Cost $3,247,332)		4,710,931
UNITED KINGDOM—5.1%
FINANCIAL EXCHANGES & DATA—3.0%
London Stock Exchange Group PLC	44,700	3,874,688
PHARMACEUTICALS—2.1%
AstraZeneca PLC	23,500	2,757,306
TOTAL UNITED KINGDOM
(Cost $6,408,780)		6,631,994
UNITED STATES—10.4%
APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Lululemon Athletica, Inc.*	8,400	2,763,936
APPLICATION SOFTWARE—1.9%
Atlassian Corp., Cl. A*	12,500	2,534,125

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—98.4% (CONT.)	SHARES	VALUE
UNITED STATES—10.4% (CONT.)
IT CONSULTING & OTHER SERVICES—2.6%
EPAM Systems, Inc.*	9,550	$3,342,500
OIL & GAS EQUIPMENT & SERVICES—3.8%
Schlumberger NV	94,500	4,916,835
TOTAL UNITED STATES
(Cost $12,973,929)		13,557,396
TOTAL COMMON STOCKS
(Cost $124,899,495)		128,495,378
Total Investments
(Cost $124,899,495)	98.4%	$128,495,378
Unaffiliated Securities (Cost $124,899,495)		128,495,378
Other Assets in Excess of Liabilities	1.6%	2,149,662
NET ASSETS	100.0%	$130,645,040

#	American Depositary Receipts.
(a)	Pursuant to Securities and Exchange Commission Rule 144A, this security may be sold only to qualified institutional buyers. This security represents 1.4% of the net assets of the Fund.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—95.5%	SHARES	VALUE
BIOTECHNOLOGY—40.2%
AbbVie, Inc.	64,462	$9,437,237
ADMA Biologics, Inc.*	1,238,994	3,493,963
Aerovate Therapeutics, Inc.*	167,007	3,258,307
Alkermes PLC*	76,823	1,743,882
Apellis Pharmaceuticals, Inc.*	70,195	4,246,096
Biohaven Ltd.*	200,000	3,314,000
Celldex Therapeutics, Inc.*	117,917	4,142,424
Compass Therapeutics, Inc.*	608,536	1,922,974
HilleVax, Inc.*	107,710	2,302,840
Ionis Pharmaceuticals, Inc.*	141,459	6,252,488
Mersana Therapeutics, Inc.*	327,168	2,571,540
Neurocrine Biosciences, Inc.*	46,854	5,393,832
Prometheus Biosciences, Inc.*	99,693	5,235,876
Regeneron Pharmaceuticals, Inc.*	9,562	7,159,548
Vaxcyte, Inc.*	63,151	2,754,015
Vertex Pharmaceuticals, Inc.*	26,585	8,294,520
		71,523,542
HEALTHCARE DISTRIBUTORS—10.9%
Cardinal Health, Inc.	117,900	8,948,610
McKesson Corp.	26,938	10,488,849
		19,437,459
HEALTHCARE EQUIPMENT—9.9%
Impulse Dynamics NV, Series E*,@,(a)	1,515,152	5,000,002
Inmode Ltd.*	60,256	2,067,986
Shockwave Medical, Inc.*	11,610	3,403,471
Tandem Diabetes Care, Inc.*	62,947	3,534,474
TransMedics Group, Inc.*	72,209	3,481,918
		17,487,851
HEALTHCARE FACILITIES—3.9%
Acadia Healthcare Co., Inc.*	85,988	6,990,824
HEALTHCARE SERVICES—4.0%
Accolade, Inc.*	254,012	2,738,249
Cigna Corp.	6,036	1,949,990
Option Care Health, Inc.*	81,722	2,472,908
		7,161,147
HEALTHCARE TECHNOLOGY—1.0%
Evolent Health, Inc., Cl. A*	56,818	1,807,381
MANAGED HEALTHCARE—15.5%
Centene Corp.*	81,105	6,904,469
Humana, Inc.	17,007	9,491,266
UnitedHealth Group, Inc.	19,934	11,066,360
		27,462,095

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—95.5% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—10.1%
Eli Lilly & Co.	21,533	$7,796,884
Merck & Co., Inc.	55,276	5,593,931
Reata Pharmaceuticals, Inc., Cl. A*	143,396	4,617,351
		18,008,166
TOTAL COMMON STOCKS
(Cost $145,059,032)		169,878,465
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	897,366	—
(Cost $4,038,147)		—
RIGHTS—0.7%	SHARES	VALUE
BIOTECHNOLOGY—0.7%
Tolero CDR*,@,(a),(c)	1,956,996	1,174,198
(Cost $1,044,370)		1,174,198
Total Investments
(Cost $150,141,549)	96.2%	$171,052,663
Affiliated Securities (Cost $4,038,147)		—
Unaffiliated Securities (Cost $146,103,402)		171,052,663
Other Assets in Excess of Liabilities	3.8%	6,762,483
NET ASSETS	100.0%	$177,815,146

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2022
Impulse Dynamics NV, Series E	2/11/22	$5,000,002	2.09%	$5,000,002	2.81%
Prosetta Biosciences, Inc., Series D	2/6/15	4,038,147	2.00%	0	0.00%
Tolero CDR	2/6/17	1,044,370	0.90%	1,174,198	0.66%
Total				$6,174,200	3.47%

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2022

	Alger Capital Appreciation Fund		Alger 35 Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$1,758,807,353		$25,775,826
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	2,934,840		—
Cash and cash equivalents	56,887,196		248,587
Foreign cash †	737		—
Receivable for investment securities sold	35,292,445		—
Receivable for shares of beneficial interest sold	667,351		—
Dividends and interest receivable	694,444		546
Receivable from Investment Manager	41,885		8,287
Prepaid expenses	234,954		593
Total Assets	1,855,561,205		26,033,839

LIABILITIES:
Payable for investment securities purchased	35,743,694		—
Payable for shares of beneficial interest redeemed	2,270,734		—
Accrued investment advisory fees	1,232,894		9,730
Accrued distribution fees	239,371		—
Accrued shareholder administrative fees	19,938		216
Accrued administrative fees	41,858		595
Accrued transfer agent fees	281,603		443
Accrued professional fees	67,256		35,340
Accrued printing fees	57,673		484
Accrued fund accounting fees	45,571		8,438
Accrued custodian fees	12,884		1,390
Accrued trustee fees	6,678		84
Accrued other expenses	3,585		721
Total Liabilities	40,023,739		57,441
NET ASSETS	$1,815,537,466		$25,976,398

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,269,730,987		40,844,624
Distributable earnings (Distributions in excess of earnings)	545,806,479		(14,868,226)
NET ASSETS	$1,815,537,466		$25,976,398
* Identified cost	$1,245,229,863	(a)	$27,332,644	(b)
** Identified cost	$2,775,000	(a)	$—
† Cost of foreign cash	$1,571		$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Capital Appreciation Fund	Alger 35 Fund

NET ASSETS BY CLASS:
Class A	$774,249,385	$—
Class C	$91,814,720	$—
Class Z	$949,473,361	$25,976,398

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	37,285,742	—
Class C	7,272,048	—
Class Z	42,845,656	2,720,579

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$20.77	$—
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$21.92	$—
Class C — Net Asset Value Per Share Class C	$12.63	$—
Class Z — Net Asset Value Per Share Class Z	$22.16	$9.55

See Notes to Financial Statements.

(a)	At October 31, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,279,204,692 amounted to $482,537,501 which consisted of aggregate gross unrealized appreciation of $572,327,363 and aggregate gross unrealized depreciation of $89,789,862.
(b)	At October 31, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $28,456,404, amounted to $2,680,578 which consisted of aggregate gross unrealized appreciation of $1,405,124 and aggregate gross unrealized depreciation of $4,085,702.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Growth & Income Fund		Alger Mid Cap Growth Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$232,289,662		$175,375,577
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—		1,775,546
Cash and cash equivalents	14,202,816		16,512,960
Receivable for shares of beneficial interest sold	390,956		70,942
Dividends and interest receivable	299,251		9,342
Receivable from Investment Manager	—		5,161
Prepaid expenses	64,673		84,112
Total Assets	247,247,358		193,833,640

LIABILITIES:
Payable for investment securities purchased	2,494,791		1,361,915
Payable for shares of beneficial interest redeemed	116,810		61,929
Accrued investment advisory fees	98,669		120,106
Accrued distribution fees	38,932		42,386
Accrued shareholder administrative fees	2,655		2,443
Accrued administrative fees	5,427		4,346
Accrued professional fees	37,520		52,236
Accrued transfer agent fees	26,900		32,977
Accrued fund accounting fees	12,330		13,401
Accrued printing fees	8,302		12,044
Accrued custodian fees	681		15,179
Accrued trustee fees	321		651
Accrued registration fees	—		1,255
Accrued other expenses	2,538		10,119
Total Liabilities	2,845,876		1,730,987
NET ASSETS	$244,401,482		$192,102,653

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	173,548,398		254,602,214
Distributable earnings (Distributions in excess of earnings)	70,853,084		(62,499,561)
NET ASSETS	$244,401,482		$192,102,653
* Identified cost	$162,488,005	(a)	$178,439,765	(b)
** Identified cost	$—		$2,663,245	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Growth & Income Fund	Alger Mid Cap Growth Fund

NET ASSETS BY CLASS:
Class A	$108,039,157	$146,648,390
Class B	$—	$10,404,261
Class C	$21,110,880	$4,562,186
Class Z	$115,251,445	$30,487,816

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	2,063,851	13,557,879
Class B	—	1,535,460
Class C	410,200	720,046
Class Z	2,198,553	2,732,874

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$52.35	$10.82
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$55.25	$11.42
Class B — Net Asset Value Per Share Class B	$—	$6.78
Class C — Net Asset Value Per Share Class C	$51.46	$6.34
Class Z — Net Asset Value Per Share Class Z	$52.42	$11.16

See Notes to Financial Statements.

(a)	At October 31, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $161,698,963, amounted to $70,590,699 which consisted of aggregate gross unrealized appreciation of $73,566,912 and aggregate gross unrealized depreciation of $2,976,213.
(b)	At October 31, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $183,415,599, amounted to $6,264,476 which consisted of aggregate gross unrealized appreciation of $11,703,900 and aggregate gross unrealized depreciation of $17,968,376.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Mid Cap Focus Fund		Alger Weatherbie Enduring Growth Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$430,874,674		$4,044,676
Cash and cash equivalents	5,134,355		369,430
Foreign cash †	564		—
Receivable for investment securities sold	717,950		26,477
Receivable for shares of beneficial interest sold	431,198		—
Dividends and interest receivable	508		536
Receivable from Investment Manager	28		17,505
Prepaid expenses	115,367		40,972
Total Assets	437,274,644		4,499,596

LIABILITIES:
Payable for shares of beneficial interest redeemed	466,229		—
Accrued investment advisory fees	223,658		2,534
Accrued distribution fees	15,706		99
Accrued shareholder administrative fees	3,660		37
Accrued administrative fees	9,966		100
Accrued professional fees	37,816		32,379
Accrued printing fees	37,389		225
Accrued transfer agent fees	18,364		160
Accrued fund accounting fees	18,346		9,229
Accrued custodian fees	3,585		754
Accrued trustee fees	1,784		15
Accrued other expenses	4,793		857
Total Liabilities	841,296		46,389
NET ASSETS	$436,433,348		$4,453,207

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	593,121,737		5,896,138
Distributions in excess of earnings	(156,688,389)		(1,442,931)
NET ASSETS	$436,433,348		$4,453,207
* Identified cost	$467,534,432	(a)	$4,996,157	(b)
† Cost of foreign cash	$623		$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Mid Cap Focus Fund	Alger Weatherbie Enduring Growth Fund

NET ASSETS BY CLASS:
Class A	$5,082,878	$120,124
Class C	$2,432,536	$73,082
Class I	$62,498,812	$73,562
Class Y	$443,314	$369,097
Class Z	$365,975,808	$3,817,342

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	418,850	16,335
Class C	202,512	10,000
Class I	5,146,661	10,000
Class Y	36,172	50,000
Class Z	29,848,374	517,335

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$12.14	$7.35
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$12.81	$7.76
Class C — Net Asset Value Per Share Class C	$12.01	$7.31
Class I — Net Asset Value Per Share Class I	$12.14	$7.36
Class Y — Net Asset Value Per Share Class Y	$12.26	$7.38
Class Z — Net Asset Value Per Share Class Z	$12.26	$7.38

See Notes to Financial Statements.

(a)	At October 31, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $472,796,946, amounted to $41,922,272 which consisted of aggregate gross unrealized appreciation of $29,999,635 and aggregate gross unrealized depreciation of $71,921,907.
(b)	At October 31, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $5,054,154, amounted to $1,009,478 which consisted of aggregate gross unrealized appreciation of $66,894 and aggregate gross unrealized depreciation of $1,076,372.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Weatherbie Specialized Growth Fund		Alger Small Cap Growth Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$745,888,128		$361,444,142
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—		2,410,106
Cash and cash equivalents	30,506,732		27,763,326
Receivable for investment securities sold	1,740,533		—
Receivable for shares of beneficial interest sold	711,052		434,596
Dividends and interest receivable	18,090		56,899
Receivable from Investment Manager	—		2,338
Prepaid expenses	106,828		99,931
Total Assets	778,971,363		392,211,338

LIABILITIES:
Payable for investment securities purchased	123,047		788,284
Payable for shares of beneficial interest redeemed	1,298,092		1,649,366
Due to investment adviser	534		—
Accrued investment advisory fees	514,016		257,862
Accrued distribution fees	66,364		48,302
Accrued shareholder administrative fees	7,209		4,058
Accrued administrative fees	17,451		8,755
Accrued transfer agent fees	81,581		46,387
Accrued printing fees	56,320		38,335
Accrued professional fees	51,885		55,162
Accrued fund accounting fees	25,362		16,288
Accrued custodian fees	5,289		30,386
Accrued trustee fees	3,331		1,323
Accrued other expenses	2,998		10,577
Total Liabilities	2,253,479		2,955,085
NET ASSETS	$776,717,884		$389,256,253

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,072,941,911		459,615,694
Distributions in excess of earnings	(296,224,027)		(70,359,441)
NET ASSETS	$776,717,884		$389,256,253
* Identified cost	$824,815,385	(a)	$403,566,102	(b)
** Identified cost	$1,041,633	(a)	$2,503,096	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Weatherbie Specialized Growth Fund	Alger Small Cap Growth Fund

NET ASSETS BY CLASS:
Class A	$119,740,500	$142,244,210
Class B	$—	$3,037,813
Class C	$44,814,918	$21,105,400
Class I	$29,611,928	$—
Class Y	$47,378,902	$8,050,087
Class Z	$535,171,636	$214,818,743

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	10,348,469	16,102,934
Class B	—	511,312
Class C	7,128,826	3,832,887
Class I	2,470,670	—
Class Y	3,854,893	865,034
Class Z	42,053,953	23,124,299

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$11.57	$8.83
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$12.21	$9.32
Class B — Net Asset Value Per Share Class B	$—	$5.94
Class C — Net Asset Value Per Share Class C	$6.29	$5.51
Class I — Net Asset Value Per Share Class I	$11.99	$—
Class Y — Net Asset Value Per Share Class Y	$12.29	$9.31
Class Z — Net Asset Value Per Share Class Z	$12.73	$9.29

See Notes to Financial Statements.

(a)	At October 31, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $852,651,210, amounted to $106,763,083 which consisted of aggregate gross unrealized appreciation of $56,407,040 and aggregate gross unrealized depreciation of $163,170,123.

(b)	At October 31, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $406,359,520, amounted to $42,505,272 which consisted of aggregate gross unrealized appreciation of $69,261,318 and aggregate gross unrealized depreciation of $111,766,590.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Small Cap Focus Fund		Alger International Focus Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$2,759,929,012		$128,495,378
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	106,160,474		—
Cash and cash equivalents	64,973,920		2,119,704
Foreign cash †	—		14,613
Receivable for investment securities sold	7,388,807		—
Receivable for shares of beneficial interest sold	2,259,581		15,687
Dividends and interest receivable	—		219,794
Receivable from Investment Manager	—		8,160
Prepaid expenses	266,028		61,812
Total Assets	2,940,977,822		130,935,148

LIABILITIES:
Payable for investment securities purchased	2,957,587		—
Payable for shares of beneficial interest redeemed	5,735,713		36,233
Accrued investment advisory fees	1,787,209		75,773
Accrued distribution fees	163,414		32,721
Accrued shareholder administrative fees	25,596		1,677
Accrued administrative fees	65,531		2,935
Accrued transfer agent fees	360,618		29,322
Accrued printing fees	285,215		12,357
Accrued fund accounting fees	65,368		12,953
Accrued professional fees	54,451		54,132
Accrued trustee fees	14,692		422
Accrued custodian fees	14,585		15,328
Accrued other expenses	4,802		16,255
Total Liabilities	11,534,781		290,108
NET ASSETS	$2,929,443,041		$130,645,040

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,432,195,609		136,745,765
Distributions in excess of earnings	(502,752,568)		(6,100,725)
NET ASSETS	$2,929,443,041		$130,645,040
* Identified cost	$2,619,858,918	(a)	$124,899,495	(b)
** Identified cost	$159,441,783	(a)	$—
† Cost of foreign cash	$—		$14,616

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Small Cap Focus Fund	Alger International Focus Fund

NET ASSETS BY CLASS:
Class A	$226,737,929	$100,261,626
Class B	$—	$13,200,192
Class C	$108,988,068	$1,594,302
Class I	$144,513,482	$1,061,251
Class Y	$257,064,402	$—
Class Z	$2,192,139,160	$14,527,669

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	13,407,088	6,584,161
Class B	—	1,012,115
Class C	7,387,555	128,924
Class I	8,286,500	69,458
Class Y	14,372,341	—
Class Z	122,571,325	934,046

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$16.91	$15.23
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$17.85	$16.07
Class B — Net Asset Value Per Share Class B	$—	$13.04
Class C — Net Asset Value Per Share Class C	$14.75	$12.37
Class I — Net Asset Value Per Share Class I	$17.44	$15.28
Class Y — Net Asset Value Per Share Class Y	$17.89	$—
Class Z — Net Asset Value Per Share Class Z	$17.88	$15.55
See Notes to Financial Statements.

(a)	At October 31, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,808,030,573, amounted to $58,058,913 which consisted of aggregate gross unrealized appreciation of $564,443,044 and aggregate gross unrealized depreciation of $506,384,131.
(b)	At October 31, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $127,285,815, amounted to $1,209,563 which consisted of aggregate gross unrealized appreciation of $21,709,961 and aggregate gross unrealized depreciation of $20,500,398.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Health Sciences Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$171,052,663
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	—
Cash and cash equivalents	4,636,417
Receivable for investment securities sold	2,142,015
Receivable for shares of beneficial interest sold	137,982
Dividends and interest receivable	189,138
Prepaid expenses	55,727
Total Assets	178,213,942

LIABILITIES:
Payable for shares of beneficial interest redeemed	159,441
Accrued investment advisory fees	80,421
Accrued distribution fees	24,888
Accrued shareholder administrative fees	1,985
Accrued administrative fees	4,021
Accrued professional fees	48,847
Accrued transfer agent fees	38,671
Accrued printing fees	18,237
Accrued fund accounting fees	12,532
Accrued custodian fees	2,766
Accrued trustee fees	661
Accrued other expenses	6,326
Total Liabilities	398,796
NET ASSETS	$177,815,146

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	200,866,594
Distributions in excess of earnings	(23,051,448)
NET ASSETS	$177,815,146
* Identified cost	$146,103,402	(a)
** Identified cost	$4,038,147	(a)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

Alger Health Sciences Fund

NET ASSETS BY CLASS:
Class A	$91,058,505
Class C	$7,828,291
Class Z	$78,928,350

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	4,367,315
Class C	598,685
Class Z	3,716,540

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$20.85
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$22.01
Class C — Net Asset Value Per Share Class C	$13.08
Class Z — Net Asset Value Per Share Class Z	$21.24

See Notes to Financial Statements.

(a)	At October 31, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $150,923,728, amounted to $20,128,935 which consisted of aggregate gross unrealized appreciation of $25,995,534 and aggregate gross unrealized depreciation of $5,866,599.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2022

	Alger Capital Appreciation Fund	Alger 35 Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$17,143,708	$171,684
Interest	200,643	11,766
Total Income	17,344,351	183,450

EXPENSES:
Investment advisory fees — Note 3(a)	18,966,853	146,126
Distribution fees — Note 3(c)
Class A	2,640,895	—
Class C	1,355,838	—
Shareholder administrative fees — Note 3(f)	321,364	3,247
Administration fees — Note 3(b)	670,692	8,930
Transfer agent fees — Note 3(f)	1,109,918	2,617
Fund accounting fees	331,022	46,714
Printing fees	129,300	2,566
Professional fees	120,729	34,335
Registration fees	110,835	50,261
Custodian fees	97,537	4,751
Trustee fees — Note 3(g)	90,746	1,249
Interest expenses	57,143	614
Other expenses	109,800	4,967
Total Expenses	26,112,672	306,377
Less, expense reimbursements/waivers — Note 3(a)	(179,703)	(126,948)
Net Expenses	25,932,969	179,429
NET INVESTMENT INCOME (LOSS)	(8,588,618)	4,021

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	54,836,643	(4,926,270)
Net realized gain (loss) on foreign currency transactions	1,366	(294)
Net change in unrealized (depreciation) on unaffiliated investments	(1,139,244,337)	(12,333,487)
Net change in unrealized (depreciation) on affiliated investments	(1,508,268)	—
Net change in unrealized (depreciation) on foreign currency	(15,791)	(72)
Net realized and unrealized (loss) on investments and foreign currency	(1,085,930,387)	(17,260,123)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,094,519,005)	$(17,256,102)
* Foreign withholding taxes	$259,446	$871

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2022 (Continued)

	Alger Growth & Income Fund	Alger Mid Cap Growth Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$4,309,571	$1,228,139
Interest	93,399	93,990
Income from securities lending	45	—
Total Income	4,403,015	1,322,129

EXPENSES:
Investment advisory fees — Note 3(a)	985,435	1,794,863
Distribution fees — Note 3(c)
Class A	273,790	447,070
Class B	—	121,314
Class C	200,406	57,169
Shareholder administrative fees — Note 3(f)	28,130	36,400
Administration fees — Note 3(b)	54,199	64,946
Transfer agent fees — Note 3(f)	94,467	123,206
Fund accounting fees	75,376	78,155
Registration fees	48,215	64,857
Professional fees	37,990	46,030
Printing fees	18,686	25,340
Custodian fees	14,013	29,970
Trustee fees — Note 3(g)	6,988	8,748
Interest expenses	—	1,878
Other expenses	12,481	30,839
Total Expenses	1,850,176	2,930,785
Less, expense reimbursements/waivers — Note 3(a)	—	(80,610)
Net Expenses	1,850,176	2,850,175
NET INVESTMENT INCOME (LOSS)	2,552,839	(1,528,046)

REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(246,144)	(55,821,926)
Net realized (loss) on foreign currency transactions	—	(3,637)
Net change in unrealized (depreciation) on unaffiliated investments	(27,439,139)	(72,700,717)
Net change in unrealized (depreciation) on affiliated investments	—	(947,161)
Net change in unrealized (depreciation) on foreign currency	—	(575)
Net realized and unrealized (loss) on investments and foreign currency	(27,685,283)	(129,474,016)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,132,444)	$(131,002,062)
* Foreign withholding taxes	$19,643	$6,462

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2022 (Continued)

	Alger Mid Cap Focus Fund	Alger Weatherbie Enduring Growth Fund
		From December 17, 2021 (commencement of operations) to October 31, 2022

INCOME:
Dividends (net of foreign withholding taxes*)	$2,273,458	$17,548
Interest	98,150	2,744
Total Income	2,371,608	20,292

EXPENSES:
Investment advisory fees — Note 3(a)	3,638,059	26,859
Distribution fees — Note 3(c)
Class A	8,148	265
Class C	26,883	691
Class I	231,467	173
Shareholder administrative fees — Note 3(f)	63,093	395
Administration fees — Note 3(b)	172,443	1,055
Registration fees	147,515	66,032
Fund accounting fees	129,876	49,286
Transfer agent fees — Note 3(f)	103,590	584
Printing fees	90,264	8,750
Professional fees	50,333	32,442
Custodian fees	27,941	3,394
Trustee fees — Note 3(g)	23,622	117
Interest expenses	1,376	—
Other expenses	31,129	6,718
Total Expenses	4,745,739	196,761
Less, expense reimbursements/waivers — Note 3(a)	(83)	(166,730)
Net Expenses	4,745,656	30,031
NET INVESTMENT LOSS	(2,374,048)	(9,739)

REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(114,962,857)	(482,933)
Net realized (loss) on foreign currency transactions	(4,021)	—
Net change in unrealized (depreciation) on unaffiliated investments	(271,331,283)	(951,481)
Net change in unrealized (depreciation) on foreign currency	(15,606)	—
Net realized and unrealized (loss) on investments and foreign currency	(386,313,767)	(1,434,414)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(388,687,815)	$(1,444,153)
* Foreign withholding taxes	$5,106	$759

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2022 (Continued)

	Alger Weatherbie Specialized Growth Fund	Alger Small Cap Growth Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$2,909,327	$1,192,921
Interest	360,911	140,364
Total Income	3,270,238	1,333,285

EXPENSES:
Investment advisory fees — Note 3(a)	8,738,128	3,846,321
Distribution fees — Note 3(c)
Class A	403,250	439,718
Class B	—	37,291
Class C	616,426	263,326
Class I	113,085	—
Shareholder administrative fees — Note 3(f)	123,661	60,872
Administration fees — Note 3(b)	300,216	130,585
Transfer agent fees — Note 3(f)	335,116	208,226
Fund accounting fees	184,207	105,563
Registration fees	155,236	114,403
Printing fees	119,450	75,667
Professional fees	72,885	67,116
Custodian fees	67,786	60,511
Trustee fees — Note 3(g)	41,571	17,686
Interest expenses	1,779	215
Other expenses	60,214	47,382
Total Expenses	11,333,010	5,474,882
Less, expense reimbursements/waivers — Note 3(a)	(21,864)	(26,687)
Net Expenses	11,311,146	5,448,195
NET INVESTMENT LOSS	(8,040,908)	(4,114,910)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(193,750,670)	(24,264,985)
Net realized gain on foreign currency transactions	84	16,158
Net change in unrealized (depreciation) on unaffiliated investments	(501,688,673)	(241,295,182)
Net change in unrealized (depreciation) on affiliated investments	—	(1,273,273)
Net realized and unrealized (loss) on investments and foreign currency	(695,439,259)	(266,817,282)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(703,480,167)	$(270,932,192)
* Foreign withholding taxes	$60,317	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2022 (Continued)

	Alger Small Cap Focus Fund	Alger International Focus Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$14,902,724	$1,206,421
Interest	674,074	14,163
Total Income	15,576,798	1,220,584

EXPENSES:
Investment advisory fees — Note 3(a)	32,446,171	1,163,396
Distribution fees — Note 3(c)
Class A	793,617	306,055
Class B	—	164,185
Class C	1,532,577	27,143
Class I	536,246	2,946
Shareholder administrative fees — Note 3(f)	463,212	25,587
Administration fees — Note 3(b)	1,189,693	45,061
Transfer agent fees — Note 3(f)	1,369,384	102,121
Fund accounting fees	526,523	77,359
Printing fees	525,613	20,465
Registration fees	314,085	75,819
Professional fees	170,392	54,325
Trustee fees — Note 3(g)	161,301	6,057
Custodian fees	115,638	58,983
Interest expenses	10,272	20
Other expenses	234,706	28,207
Total Expenses	40,389,430	2,157,729
Less, expense reimbursements/waivers — Note 3(a)	—	(133,498)
Net Expenses	40,389,430	2,024,231
NET INVESTMENT LOSS	(24,812,632)	(803,647)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(543,972,081)	(6,993,730	)**
Net realized (loss) on affiliated investments	(19,081,955)	—
Net realized gain on forward foreign currency contracts	—	219
Net realized gain (loss) on foreign currency transactions	106,542	(39,122)
Net change in unrealized (depreciation) on unaffiliated investments	(2,033,216,043)	(63,536,546	)***
Net change in unrealized (depreciation) on affiliated investments	(483,629,873)	—
Net change in unrealized (depreciation) on foreign currency	—	(16,909)
Net realized and unrealized (loss) on investments, forward foreign currency contracts and foreign currency	(3,079,793,410)	(70,586,088)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,104,606,042)	$(71,389,735)
* Foreign withholding taxes	$168,505	$156,547

See Notes to Financial Statements.

** Includes capital gain tax of $198,489.

*** Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of $280,633.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2022 (Continued)

Alger Health Sciences Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$1,638,843
Interest	27,263
Total Income	1,666,106

EXPENSES:
Investment advisory fees — Note 3(a)	1,235,763
Distribution fees — Note 3(c)
Class A	261,071
Class C	93,963
Shareholder administrative fees — Note 3(f)	29,867
Administration fees — Note 3(b)	61,788
Transfer agent fees — Note 3(f)	105,242
Fund accounting fees	80,398
Registration fees	58,510
Printing fees	45,848
Professional fees	44,986
Custodian fees	23,786
Trustee fees — Note 3(g)	8,363
Interest expenses	4,419
Other expenses	20,543
Total Expenses	2,074,547
NET INVESTMENT LOSS	(408,441)

REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(43,409,245)
Net realized (loss) on foreign currency transactions	(20,687)
Net change in unrealized (depreciation) on unaffiliated investments	(47,163,085)
Net change in unrealized (depreciation) on foreign currency	(2,906)
Net realized and unrealized (loss) on investments and foreign currency	(90,595,923)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(91,004,364)
* Foreign withholding taxes	$56,835

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment loss	$(8,588,618)	$(18,111,841)
Net realized gain on investments and foreign currency	54,838,009	722,556,860
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,140,768,396)	296,147,744
Net increase (decrease) in net assets resulting from operations	(1,094,519,005)	1,000,592,763

Dividends and distributions to shareholders:
Class A	(284,398,857)	(192,316,638)
Class C	(53,540,254)	(41,889,152)
Class Z	(297,591,139)	(187,550,241)
Total dividends and distributions to shareholders	(635,530,250)	(421,756,031)

Increase (decrease) from shares of beneficial interest transactions:
Class A	13,515,228	(35,800,613)
Class C	(4,551,506)	(14,687,747)
Class Z	113,901,081	(453,649,540)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	122,864,803	(504,137,900)
Total increase (decrease)	(1,607,184,452)	74,698,832

Net Assets:
Beginning of period	3,422,721,918	3,348,023,086
END OF PERIOD	$1,815,537,466	$3,422,721,918

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger 35 Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment income (loss)	$4,021	$(29,841)
Net realized gain (loss) on investments and foreign currency	(4,926,564)	10,555,178
Net change in unrealized (depreciation) on investments and foreign currency	(12,333,559)	(1,103,828)
Net increase (decrease) in net assets resulting from operations	(17,256,102)	9,421,509

Dividends and distributions to shareholders:
Class Z*	(10,551,417)	(2,452,471)
Class P-2*	—	(51,070)
Total dividends and distributions to shareholders	(10,551,417)	(2,503,541)

Increase (decrease) from shares of beneficial interest transactions:
Class Z*	9,624,945	23,183,654
Class P-2*	—	(321,436)
Net increase from shares of beneficial interest transactions — Note 6	9,624,945	22,862,218
Total increase (decrease)	(18,182,574)	29,780,186

Net Assets:
Beginning of period	44,158,972	14,378,786
END OF PERIOD	$25,976,398	$44,158,972

See Notes to Financial Statements.

*	On May 7, 2021, Class P Shares of the Alger 35 Fund were reclassified as Class Z Shares of the Fund. After the close of business on October 29, 2021, Class P-2 Shares of the Fund were converted to Class Z Shares.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Growth & Income Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment income	$2,552,839	$1,562,657
Net realized gain (loss) on investments and foreign currency	(246,144)	5,495,295
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(27,439,139)	41,033,641
Net increase (decrease) in net assets resulting from operations	(25,132,444)	48,091,593

Dividends and distributions to shareholders:
Class A	(4,709,966)	(2,056,460)
Class C	(687,923)	(252,675)
Class Z	(2,219,203)	(730,285)
Total dividends and distributions to shareholders	(7,617,092)	(3,039,420)

Increase (decrease) from shares of beneficial interest transactions:
Class A	19,951,923	1,774,061
Class C	6,180,541	(172,021)
Class Z	88,363,764	6,950,403
Net increase from shares of beneficial interest transactions — Note 6	114,496,228	8,552,443
Total increase	81,746,692	53,604,616

Net Assets:
Beginning of period	162,654,790	109,050,174
END OF PERIOD	$244,401,482	$162,654,790

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment income (loss)	$(1,528,046)	$6,653,774
Net realized gain (loss) on investments and foreign currency	(55,825,563)	89,927,726
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(73,648,453)	7,163,383
Net increase (decrease) in net assets resulting from operations	(131,002,062)	103,744,883

Dividends and distributions to shareholders:
Class A	(67,153,291)	(20,930,151)
Class B	(6,406,978)	(2,145,611)
Class C	(2,944,693)	(835,010)
Class Z	(15,837,405)	(3,167,651)
Total dividends and distributions to shareholders	(92,342,367)	(27,078,423)

Increase (decrease) from shares of beneficial interest transactions:
Class A	52,482,791	12,073,737
Class B	5,161,326	(1,268,494)
Class C	2,481,849	949,265
Class Z	16,160,525	15,282,249
Net increase from shares of beneficial interest transactions — Note 6	76,286,491	27,036,757
Total increase (decrease)	(147,057,938)	103,703,217

Net Assets:
Beginning of period	339,160,591	235,457,374
END OF PERIOD	$192,102,653	$339,160,591

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Focus Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment loss	$(2,374,048)	$(4,374,822)
Net realized gain (loss) on investments and foreign currency	(114,966,878)	85,655,529
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(271,346,889)	185,806,424
Net increase (decrease) in net assets resulting from operations	(388,687,815)	267,087,131

Dividends and distributions to shareholders:
Class A	(237,662)	—
Class C	(228,199)	—
Class I	(12,826,323)	(1,305,962)
Class Y	(12,097)	—
Class Z	(70,824,262)	(5,908,321)
Total dividends and distributions to shareholders	(84,128,543)	(7,214,283)

Increase (decrease) from shares of beneficial interest transactions:
Class A	5,256,417	1,561,701
Class C	1,924,208	2,225,078
Class I	(12,108,519)	35,683,690
Class Y	422,581	119,925
Class Z	(31,386,124)	270,350,323
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(35,891,437)	309,940,717
Total increase (decrease)	(508,707,795)	569,813,565

Net Assets:
Beginning of period	945,141,143	375,327,578
END OF PERIOD	$436,433,348	$945,141,143

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

Alger Weatherbie Enduring Growth Fund
From December 17, 2021 (commencement of operations) to October 31, 2022

Net investment loss	$(9,739)
Net realized loss on investments and foreign currency	(482,933)
Net change in unrealized depreciation on investments and foreign currency	(951,481)
Net decrease in net assets resulting from operations	(1,444,153)

Increase from shares of beneficial interest transactions:
Class A	153,000
Class C	100,000
Class I	100,000
Class Y	500,000
Class Z	5,044,360
Net increase from shares of beneficial interest transactions — Note 6	5,897,360
Total increase	4,453,207

Net Assets:
Beginning of period	—
END OF PERIOD	$4,453,207

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

Alger Weatherbie Specialized Growth Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment loss	$(8,040,908)	$(12,388,903)
Net realized gain (loss) on investments and foreign currency	(193,750,586)	337,344,305
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(501,688,673)	197,674,887
Net increase (decrease) in net assets resulting from operations	(703,480,167)	522,630,289

Dividends and distributions to shareholders:
Class A	(45,296,523)	(9,723,657)
Class C	(27,504,338)	(5,566,217)
Class I	(12,964,988)	(3,675,447)
Class Y	(10,407,118)	(1,800,147)
Class Z	(205,452,142)	(33,989,310)
Total dividends and distributions to shareholders	(301,625,109)	(54,754,778)

Increase (decrease) from shares of beneficial interest transactions:
Class A	8,933,676	8,382,707
Class C	9,708,887	11,840,459
Class I	(4,904,091)	(14,587,055)
Class Y	26,302,379	12,611,659
Class Z	(36,895,543)	334,347,543
Net increase from shares of beneficial interest transactions — Note 6	3,145,308	352,595,313
Total increase (decrease)	(1,001,959,968)	820,470,824

Net Assets:
Beginning of period	1,778,677,852	958,207,028
END OF PERIOD	$776,717,884	$1,778,677,852

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment loss	$(4,114,910)	$(1,965,063)
Net realized gain (loss) on investments and foreign currency	(24,248,827)	59,202,184
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(242,568,455)	65,225,704
Net increase (decrease) in net assets resulting from operations	(270,932,192)	122,462,825

Dividends and distributions to shareholders:
Class A	(21,314,734)	(1,079,051)
Class B	(673,335)	(39,964)
Class C	(4,854,023)	(177,822)
Class Z	(30,391,004)	(1,109,231)
Total dividends and distributions to shareholders	(57,233,096)	(2,406,068)

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,762,230	21,347,746
Class B	32,505	(695,421)
Class C	2,204,699	15,105,566
Class Y*	8,398,532	—
Class Z	13,599,272	145,384,763
Net increase from shares of beneficial interest transactions — Note 6	25,997,238	181,142,654
Total increase (decrease)	(302,168,050)	301,199,411

Net Assets:
Beginning of period	691,424,303	390,224,892
END OF PERIOD	$389,256,253	$691,424,303

See Notes to Financial Statements.

*	Class Y shares of Alger Small Cap Growth Fund were launched on December 31, 2021.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Focus Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment loss	$(24,812,632)	$(56,943,544)
Net realized gain (loss) on investments and foreign currency	(562,947,494)	490,107,360
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,516,845,916)	823,162,579
Net increase (decrease) in net assets resulting from operations	(3,104,606,042)	1,256,326,395

Dividends and distributions to shareholders:
Class A	(30,754,287)	—
Class C	(16,779,423)	—
Class I	(22,355,553)	—
Class Y	(21,468,256)	—
Class Z	(324,678,159)	—
Total dividends and distributions to shareholders	(416,035,678)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(79,791,951)	(120,477,671)
Class C	(33,316,935)	(30,745,132)
Class I	(96,988,803)	(10,377,165)
Class Y	58,351,945	71,307,361
Class Z	(1,239,048,797)	732,504,935
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(1,390,794,541)	642,212,328
Total increase (decrease)	(4,911,436,261)	1,898,538,723

Net Assets:
Beginning of period	7,840,879,302	5,942,340,579
END OF PERIOD	$2,929,443,041	$7,840,879,302

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger International Focus Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment loss	$(803,647)	$(885,412)
Net realized gain (loss) on investments, forward foreign currency
contracts and foreign currency	(7,032,633)	30,418,574
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(63,553,455)	24,822,002
Net increase (decrease) in net assets resulting from operations	(71,389,735)	54,355,164

Dividends and distributions to shareholders:
Class A	(12,365,251)	—
Class B	(1,940,439)	—
Class C	(400,190)	—
Class I	(49,121)	—
Class Z	(2,237,931)	—
Total dividends and distributions to shareholders	(16,992,932)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	7,386,726	(3,992,372)
Class B	116,320	(2,518,776)
Class C	(1,107,606)	613,764
Class I	1,119,741	(221,462)
Class Z	(2,079,971)	10,073,982
Net increase from shares of beneficial interest transactions — Note 6	5,435,210	3,955,136
Total increase (decrease)	(82,947,457)	58,310,300

Net Assets:
Beginning of period	213,592,497	155,282,197
END OF PERIOD	$130,645,040	$213,592,497

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Health Sciences Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment loss	$(408,441)	$(1,597,959)
Net realized gain (loss) on investments and foreign currency	(43,429,932)	76,778,620
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(47,165,991)	1,518,279
Net increase (decrease) in net assets resulting from operations	(91,004,364)	76,698,940

Dividends and distributions to shareholders:
Class A	(28,166,595)	(14,998,910)
Class C	(3,704,768)	(1,922,517)
Class Z	(34,925,658)	(15,773,204)
Total dividends and distributions to shareholders	(66,797,021)	(32,694,631)

Increase (decrease) from shares of beneficial interest transactions:
Class A	7,680,846	2,966,483
Class C	956,992	1,074,596
Class Z	(23,842,039)	31,879,794
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(15,204,201)	35,920,873
Total increase (decrease)	(173,005,586)	79,925,182

Net Assets:
Beginning of period	350,820,732	270,895,550
END OF PERIOD	$177,815,146	$350,820,732

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$39.48	$33.76	$27.12	$26.20	$25.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.24)	(0.12)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	(11.17)	11.11	8.96	3.53	2.07
Total from investment operations	(11.30)	10.87	8.84	3.46	2.01
Distributions from net realized gains	(7.41)	(5.15)	(2.20)	(2.54)	(1.67)
Net asset value, end of period	$20.77	$39.48	$33.76	$27.12	$26.20
Total return(ii)	(34.88)%	35.41%	34.79%	15.29%	8.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$774,249	$1,523,572	$1,320,073	$1,174,346	$1,257,811
Ratio of gross expenses to average net assets	1.20%	1.15%	1.17%	1.21%	1.21%
Ratio of net expenses to average net assets	1.20%	1.15%	1.17%	1.21%	1.21%
Ratio of net investment loss to average net assets	(0.49)%	(0.67)%	(0.41)%	(0.27)%	(0.23)%
Portfolio turnover rate	108.26%	78.77%	89.91%	77.04%	67.33%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$27.13	$24.79	$20.60	$20.69	$20.91
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.20)	(0.35)	(0.25)	(0.20)	(0.20)
Net realized and unrealized gain (loss) on investments	(6.89)	7.84	6.64	2.65	1.65
Total from investment operations	(7.09)	7.49	6.39	2.45	1.45
Distributions from net realized gains	(7.41)	(5.15)	(2.20)	(2.54)	(1.67)
Net asset value, end of period	$12.63	$27.13	$24.79	$20.60	$20.69
Total return(ii)	(35.36)%	34.43%	33.82%	14.44%	7.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$91,815	$211,972	$204,909	$219,511	$243,523
Ratio of gross expenses to average net assets	1.95%	1.90%	1.91%	1.95%	1.94%
Ratio of net expenses to average net assets	1.95%	1.90%	1.91%	1.95%	1.94%
Ratio of net investment loss to average net assets	(1.24)%	(1.42)%	(1.13)%	(1.01)%	(0.96)%
Portfolio turnover rate	108.26%	78.77%	89.91%	77.04%	67.33%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class Z
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$41.50	$35.15	$28.06	$26.94	$26.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.04)	(0.13)	(0.03)	0.02	0.03
Net realized and unrealized gain (loss) on investments	(11.89)	11.63	9.32	3.64	2.12
Total from investment operations	(11.93)	11.50	9.29	3.66	2.15
Distributions from net realized gains	(7.41)	(5.15)	(2.20)	(2.54)	(1.67)
Net asset value, end of period	$22.16	$41.50	$35.15	$28.06	$26.94
Total return(ii)	(34.67)%	35.85%	35.26%	15.69%	8.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$949,473	$1,687,179	$1,823,041	$1,409,374	$1,240,605
Ratio of gross expenses to average net assets	0.86%	0.83%	0.84%	0.87%	0.87%
Ratio of expense reimbursements to average net assets	(0.01)%	—	—	—	—
Ratio of net expenses to average net assets	0.85%	0.83%	0.84%	0.87%	0.87%
Ratio of net investment income (loss) to average net assets	(0.14)%	(0.34)%	(0.09)%	0.06%	0.10%
Portfolio turnover rate	108.26%	78.77%	89.91%	77.04%	67.33%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger 35 Fund	Class Z
	Year ended 10/31/2022	Year ended 10/31/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	From 3/29/2018 (commencement of operations) to 10/31/2018(ii)
Net asset value, beginning of period	$21.33	$17.41	$11.61	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	— (iv)	(0.01)	(0.05)	0.03	0.01
Net realized and unrealized gain (loss) on investments	(6.68)	6.95	5.87	1.31	0.37
Total from investment operations	(6.68)	6.94	5.82	1.34	0.38
Dividends from net investment income	—	— (v)	(0.02)	(0.04)	—
Distributions from net realized gains	(5.10)	(3.02)	—	(0.07)	—
Net asset value, end of period	$9.55	$21.33	$17.41	$11.61	$10.38
Total return(vi)	(39.09)%	44.27%	50.22%	13.19%	3.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$25,976	$44,159	$14,128	$9,094	$7,782
Ratio of gross expenses to average net assets	0.94%	0.92%	2.02%	2.37%	2.46%
Ratio of expense reimbursements to average net assets	(0.39)%	(0.52)%	(1.12)%	(1.97)%	(2.06)%
Ratio of net expenses to average net assets	0.55%	0.40%	0.90%	0.40%	0.40%
Ratio of net investment income (loss) to average net assets	0.01%	(0.07)%	0.36%	0.30%	0.23%
Portfolio turnover rate	202.40%	136.61%	121.74%	115.25%	31.20%

See Notes to Financial Statements.

(i)	Class P Shares were reclassified as Class Z Shares on May 7, 2021 and after the close of business on October 29, 2021, Class P-2 Shares were converted to Class Z Shares.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Amount was less than $0.005 per share.
(v)	Amount was more than $(0.001) per share.
(vi)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund	Class A
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$61.76	$43.88	$43.55	$40.77	$39.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.71	0.63	0.69	0.70	0.65
Net realized and unrealized gain (loss) on investments	(7.49)	18.47	1.88	4.54	1.64
Total from investment operations	(6.78)	19.10	2.57	5.24	2.29
Dividends from net investment income	(0.56)	(0.55)	(0.66)	(0.61)	(0.57)
Distributions from net realized gains	(2.07)	(0.67)	(1.58)	(1.85)	(0.63)
Net asset value, end of period	$52.35	$61.76	$43.88	$43.55	$40.77
Total return(ii)	(11.53)%	44.12%	5.98%	13.94%	5.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$108,039	$106,439	$74,251	$74,924	$70,859
Ratio of gross expenses to average net assets	0.97%	0.98%	1.06%	1.07%	1.06%
Ratio of net expenses to average net assets	0.97%	0.98%	1.06%	1.07%	1.06%
Ratio of net investment income to average net assets	1.24%	1.15%	1.60%	1.72%	1.59%
Portfolio turnover rate	1.96%	8.40%	9.29%	7.30%	11.05%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund	Class C
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$60.77	$43.22	$42.93	$40.20	$39.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.28	0.21	0.36	0.39	0.34
Net realized and unrealized gain (loss) on investments	(7.38)	18.18	1.85	4.49	1.60
Total from investment operations	(7.10)	18.39	2.21	4.88	1.94
Dividends from net investment income	(0.14)	(0.17)	(0.34)	(0.30)	(0.25)
Distributions from net realized gains	(2.07)	(0.67)	(1.58)	(1.85)	(0.63)
Net asset value, end of period	$51.46	$60.77	$43.22	$42.93	$40.20
Total return(ii)	(12.18)%	43.01%	5.19%	13.12%	4.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$21,111	$18,194	$13,127	$14,946	$16,074
Ratio of gross expenses to average net assets	1.73%	1.73%	1.81%	1.82%	1.82%
Ratio of net expenses to average net assets	1.73%	1.73%	1.81%	1.82%	1.82%
Ratio of net investment income to average net assets	0.49%	0.40%	0.86%	0.97%	0.84%
Portfolio turnover rate	1.96%	8.40%	9.29%	7.30%	11.05%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund	Class Z
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$61.84	$43.94	$43.60	$40.81	$39.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.90	0.80	0.86	0.85	0.80
Net realized and unrealized gain (loss) on investments	(7.51)	18.49	1.88	4.56	1.64
Total from investment operations	(6.61)	19.29	2.74	5.41	2.44
Dividends from net investment income	(0.74)	(0.72)	(0.82)	(0.77)	(0.71)
Distributions from net realized gains	(2.07)	(0.67)	(1.58)	(1.85)	(0.63)
Net asset value, end of period	$52.42	$61.84	$43.94	$43.60	$40.81
Total return(ii)	(11.25)%	44.54%	6.39%	14.39%	6.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$115,251	$38,021	$21,672	$26,979	$24,604
Ratio of gross expenses to average net assets	0.65%	0.66%	0.73%	0.76%	0.76%
Ratio of expense reimbursements to average net assets	—	— (iii)	(0.04)%	(0.07)%	(0.05)%
Ratio of net expenses to average net assets	0.65%	0.66%	0.69%	0.69%	0.71%
Ratio of net investment income to average net assets	1.62%	1.45%	2.00%	2.10%	1.96%
Portfolio turnover rate	1.96%	8.40%	9.29%	7.30%	11.05%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Amount was less than 0.005%.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund	Class A
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$25.20	$19.29		$14.81	$14.13	$13.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.09)	0.48		(0.12)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	(7.71)	7.58		5.80	1.48	0.88
Total from investment operations	(7.80)	8.06		5.68	1.39	0.77
Dividends from net investment income	(0.45)	—		—	—	—
Distributions from net realized gains	(6.13)	(2.15)		(1.20)	(0.71)	(0.11)
Net asset value, end of period	$10.82	$25.20		$19.29	$14.81	$14.13
Total return(ii)	(39.13)%	44.05	%(iii)	41.34%	10.95%	5.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$146,648	$259,895		$187,552	$139,110	$138,370
Ratio of gross expenses to average net assets	1.24%	1.21%		1.30%	1.30%	1.30%
Ratio of net expenses to average net assets	1.24%	1.21%		1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	(0.68)%	2.15%		(0.76)%	(0.65)%	(0.77)%
Portfolio turnover rate	204.79%	170.96%		181.73%	182.97%	125.34%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund	Class B
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$18.60	$14.70		$11.55	$11.22	$10.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.06)	0.35		(0.08)	(0.10)	(0.17)
Net realized and unrealized gain (loss) on investments	(5.15)	5.70		4.43	1.14	0.70
Total from investment operations	(5.21)	6.05		4.35	1.04	0.53
Dividends from net investment income	(0.48)	—		—	—	—
Distributions from net realized gains	(6.13)	(2.15)		(1.20)	(0.71)	(0.11)
Net asset value, end of period	$6.78	$18.60		$14.70	$11.55	$11.22
Total return(ii)	(39.16)%	44.24	%(iii)	41.41%	10.66%	4.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,404	$18,276		$15,411	$13,772	$15,361
Ratio of gross expenses to average net assets	1.95%	1.93%		2.03%	2.04%	2.05%
Ratio of expense reimbursements to average net assets	(0.67)%	(0.76)%		(0.82)%	(0.47)%	—
Ratio of net expenses to average net assets	1.28%	1.17%		1.21%	1.57%	2.05%
Ratio of net investment income (loss) to average net assets	(0.71)%	2.08%		(0.66)%	(0.92)%	(1.50)%
Portfolio turnover rate	204.79%	170.96%		181.73%	182.97%	125.34%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund	Class C
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$17.82	$14.26		$11.33	$11.08	$10.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.12)	0.23		(0.18)	(0.16)	(0.18)
Net realized and unrealized gain (loss) on investments	(4.88)	5.48		4.31	1.12	0.70
Total from investment operations	(5.00)	5.71		4.13	0.96	0.52
Dividends from net investment income	(0.35)	—		—	—	—
Distributions from net realized gains	(6.13)	(2.15)		(1.20)	(0.71)	(0.11)
Net asset value, end of period	$6.34	$17.82		$14.26	$11.33	$11.08
Total return(ii)	(39.60)%	42.91	%(iii)	40.26%	10.03%	4.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,562	$8,244		$5,691	$6,014	$7,647
Ratio of gross expenses to average net assets	2.05%	2.00%		2.10%	2.14%	2.11%
Ratio of net expenses to average net assets	2.05%	2.00%		2.10%	2.14%	2.11%
Ratio of net investment income (loss) to average net assets	(1.49)%	1.41%		(1.52)%	(1.48)%	(1.55)%
Portfolio turnover rate	204.79%	170.96%		181.73%	182.97%	125.34%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund	Class Z
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$25.78	$19.63		$15.01	$14.27	$13.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.05)	0.63		(0.07)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	(7.92)	7.67		5.89	1.51	0.89
Total from investment operations	(7.97)	8.30		5.82	1.45	0.82
Dividends from net investment income	(0.52)	—		—	—	—
Distributions from net realized gains	(6.13)	(2.15)		(1.20)	(0.71)	(0.11)
Net asset value, end of period	$11.16	$25.78		$19.63	$15.01	$14.27
Total return(ii)	(38.95)%	44.55	%(iii)	41.75%	11.27%	6.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$30,488	$52,746		$26,804	$17,558	$14,230
Ratio of gross expenses to average net assets	0.93%	0.92%		0.99%	1.03%	1.03%
Ratio of net expenses to average net assets	0.93%	0.92%		0.99%	1.03%	1.03%
Ratio of net investment income (loss) to average net assets	(0.37)%	2.75%		(0.46)%	(0.38)%	(0.49)%
Portfolio turnover rate	204.79%	170.96%		181.73%	182.97%	125.34%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund	Class A
	Year ended 10/31/2022	From 7/29/2021 (commencement of operations) to 10/31/2021(i)
Net asset value, beginning of period	$23.43	$20.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	(9.14)	2.80
Total from investment operations	(9.23)	2.76
Distributions from net realized gains	(2.06)	—
Net asset value, end of period	$12.14	$23.43
Total return(iii)	(42.27)%	13.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,083	$1,669
Ratio of gross expenses to average net assets	1.05%	0.96%
Ratio of net expenses to average net assets	1.05%	0.96%
Ratio of net investment loss to average net assets	(0.66)%	(0.72)%
Portfolio turnover rate	267.86%	250.31%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund	Class C
	Year ended 10/31/2022	From 7/29/2021 (commencement of operations) to 10/31/2021(i)
Net asset value, beginning of period	$23.38	$20.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.21)	(0.09)
Net realized and unrealized gain (loss) on investments	(9.10)	2.80
Total from investment operations	(9.31)	2.71
Distributions from net realized gains	(2.06)	—
Net asset value, end of period	$12.01	$23.38
Total return(iii)	(42.78)%	13.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,433	$2,317
Ratio of gross expenses to average net assets	1.85%	1.76%
Ratio of net expenses to average net assets	1.85%	1.76%
Ratio of net investment loss to average net assets	(1.46)%	(1.50)%
Portfolio turnover rate	267.86%	250.31%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund	Class I
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	From 6/14/2019 (commencement of operations) to 10/31/2019(i)
Net asset value, beginning of period	$23.43	$15.10	$9.70	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.17)	(0.14)	(0.04)
Net realized and unrealized gain (loss) on investments	(9.13)	8.76	5.54	(0.26)
Total from investment operations	(9.23)	8.59	5.40	(0.30)
Distributions from net realized gains	(2.06)	(0.26)	—	—
Net asset value, end of period	$12.14	$23.43	$15.10	$9.70
Total return(iii)	(42.28)%	57.36%	55.35%	(3.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$62,499	$145,539	$67,796	$2,023
Ratio of gross expenses to average net assets	1.01%	0.95%	1.14%	1.91%
Ratio of expense reimbursements to average net assets	—	—	(0.03)%	(0.71)%
Ratio of net expenses to average net assets	1.01%	0.95%	1.11%	1.20%
Ratio of net investment loss to average net assets	(0.63)%	(0.85)%	(1.04)%	(0.97)%
Portfolio turnover rate	267.86%	250.31%	123.43%	65.50%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund	Class Y
	Year ended 10/31/2022	From 2/26/2021 (commencement of operations) to 10/31/2021(i)
Net asset value, beginning of period	$23.56	$20.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	(9.18)	2.99
Total from investment operations	(9.24)	2.91
Distributions from net realized gains	(2.06)	—
Net asset value, end of period	$12.26	$23.56
Total return(iii)	(42.07)%	14.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$443	$137
Ratio of gross expenses to average net assets	0.74%	0.72%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.02)%
Ratio of net expenses to average net assets	0.69%	0.70%
Ratio of net investment loss to average net assets	(0.44)%	(0.57)%
Portfolio turnover rate	267.86%	250.31%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund		Class Z
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	From 6/14/2019 (commencement of operations) to 10/31/2019(i)
Net asset value, beginning of period	$23.57	$15.15	$9.71	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.12)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	(9.20)	8.80	5.54	(0.26)
Total from investment operations	(9.25)	8.68	5.44	(0.29)
Distributions from net realized gains	(2.06)	(0.26)	—	—
Net asset value, end of period	$12.26	$23.57	$15.15	$9.71
Total return(iii)	(42.10)%	57.77%	55.70%	(2.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$365,976	$795,479	$307,532	$28,230
Ratio of gross expenses to average net assets	0.71%	0.68%	0.91%	1.86%
Ratio of expense reimbursements to average net assets	—	—	(0.05)%	(0.87)%
Ratio of net expenses to average net assets	0.71%	0.68%	0.86%	0.99%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.58)%	(0.77)%	(0.74)%
Portfolio turnover rate	267.86%	250.31%	123.43%	65.50%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Enduring Growth Fund	Class A
From 12/17/2021 (commencement of operations) to 10/31/2022(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)
Net realized and unrealized loss on investments	(2.61)
Total from investment operations	(2.65)
Net asset value, end of period	$7.35
Total return(iii)	(26.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$120
Ratio of gross expenses to average net assets	5.64%
Ratio of expense reimbursements to average net assets	(4.49)%
Ratio of net expenses to average net assets	1.15%
Ratio of net investment loss to average net assets	(0.59)%
Portfolio turnover rate	32.72%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Enduring Growth Fund	Class C
From 12/17/2021 (commencement of operations) to 10/31/2022(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)
Net realized and unrealized loss on investments	(2.60)
Total from investment operations	(2.69)
Net asset value, end of period	$7.31
Total return(iii)	(26.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$73
Ratio of gross expenses to average net assets	6.12%
Ratio of expense reimbursements to average net assets	(4.27)%
Ratio of net expenses to average net assets	1.85%
Ratio of net investment loss to average net assets	(1.32)%
Portfolio turnover rate	32.72%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Enduring Growth Fund	Class I
From 12/17/2021 (commencement of operations) to 10/31/2022(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)
Net realized and unrealized loss on investments	(2.60)
Total from investment operations	(2.64)
Net asset value, end of period	$7.36
Total return(iii)	(26.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$74
Ratio of gross expenses to average net assets	5.35%
Ratio of expense reimbursements to average net assets	(4.25)%
Ratio of net expenses to average net assets	1.10%
Ratio of net investment loss to average net assets	(0.57)%
Portfolio turnover rate	32.72%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Enduring Growth Fund	Class Y
From 12/17/2021 (commencement of operations) to 10/31/2022(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)
Net realized and unrealized loss on investments	(2.61)
Total from investment operations	(2.62)
Net asset value, end of period	$7.38
Total return(iii)	(26.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$369
Ratio of gross expenses to average net assets	5.08%
Ratio of expense reimbursements to average net assets	(4.38)%
Ratio of net expenses to average net assets	0.70%
Ratio of net investment loss to average net assets	(0.17)%
Portfolio turnover rate	32.72%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Enduring Growth Fund	Class Z
From 12/17/2021 (commencement of operations) to 10/31/2022(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)
Net realized and unrealized loss on investments	(2.60)
Total from investment operations	(2.62)
Net asset value, end of period	$7.38
Total return(iii)	(26.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,817
Ratio of gross expenses to average net assets	5.09%
Ratio of expense reimbursements to average net assets	(4.34)%
Ratio of net expenses to average net assets	0.75%
Ratio of net investment loss to average net assets	(0.22)%
Portfolio turnover rate	32.72%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund			Class A
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$24.96	$17.46	$13.30	$13.08	$12.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.14)	(0.23)	(0.16)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investments	(8.91)	8.70	4.88	1.39	1.90
Total from investment operations	(9.05)	8.47	4.72	1.25	1.75
Distributions from net realized gains	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)
Net asset value, end of period	$11.57	$24.96	$17.46	$13.30	$13.08
Total return(ii)	(42.03)%	49.80%	36.57%	11.57%	15.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$119,741	$259,394	$174,709	$140,368	$111,456
Ratio of gross expenses to average net assets	1.25%	1.20%	1.27%	1.31%	1.33%
Ratio of net expenses to average net assets	1.25%	1.20%	1.27%	1.31%	1.33%
Ratio of net investment loss to average net assets	(0.95)%	(1.03)%	(1.09)%	(1.08)%	(1.16)%
Portfolio turnover rate	55.97%	61.53%	66.84%	64.83%	42.56%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund			Class C
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$15.93	$11.52	$9.01	$9.30	$9.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.14)	(0.25)	(0.19)	(0.17)	(0.18)
Net realized and unrealized gain (loss) on investments	(5.16)	5.63	3.26	0.91	1.37
Total from investment operations	(5.30)	5.38	3.07	0.74	1.19
Distributions from net realized gains	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)
Net asset value, end of period	$6.29	$15.93	$11.52	$9.01	$9.30
Total return(ii)	(42.46)%	48.68%	35.62%	10.70%	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$44,815	$103,331	$64,497	$44,908	$36,325
Ratio of gross expenses to average net assets	2.02%	1.95%	2.03%	2.05%	2.08%
Ratio of net expenses to average net assets	2.02%	1.95%	2.03%	2.05%	2.08%
Ratio of net investment loss to average net assets	(1.72)%	(1.79)%	(1.85)%	(1.82)%	(1.91)%
Portfolio turnover rate	55.97%	61.53%	66.84%	64.83%	42.56%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund			Class I
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$25.67	$17.94	$13.64	$13.38	$13.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.14)	(0.23)	(0.16)	(0.14)	(0.16)
Net realized and unrealized gain (loss) on investments	(9.20)	8.93	5.02	1.43	1.94
Total from investment operations	(9.34)	8.70	4.86	1.29	1.78
Distributions from net realized gains	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)
Net asset value, end of period	$11.99	$25.67	$17.94	$13.64	$13.38
Total return(ii)	(42.02)%	49.81%	36.69%	11.61%	14.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$29,612	$77,214	$66,294	$58,615	$35,669
Ratio of gross expenses to average net assets	1.25%	1.19%	1.24%	1.26%	1.35%
Ratio of net expenses to average net assets	1.25%	1.19%	1.24%	1.26%	1.35%
Ratio of net investment loss to average net assets	(0.95)%	(1.02)%	(1.07)%	(1.03)%	(1.18)%
Portfolio turnover rate	55.97%	61.53%	66.84%	64.83%	42.56%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund			Class Y
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$26.12	$18.17	$13.77	$13.44	$13.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.16)	(0.11)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	(9.41)	9.08	5.07	1.45	1.94
Total from investment operations	(9.49)	8.92	4.96	1.36	1.84
Distributions from net realized gains	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)
Net asset value, end of period	$12.29	$26.12	$18.17	$13.77	$13.44
Total return(ii)	(41.81)%	50.35%	37.08%	12.12%	15.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$47,379	$61,163	$32,702	$12,903	$3,832
Ratio of gross expenses to average net assets	0.91%	0.89%	0.94%	0.97%	1.05%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.02)%	(0.07)%	(0.10)%	(0.18)%
Ratio of net expenses to average net assets	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of net investment loss to average net assets	(0.55)%	(0.70)%	(0.69)%	(0.64)%	(0.67)%
Portfolio turnover rate	55.97%	61.53%	66.84%	64.83%	42.56%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund			Class Z
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$26.87	$18.68	$14.15	$13.80	$13.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.17)	(0.12)	(0.10)	(0.12)
Net realized and unrealized gain (loss) on investments	(9.70)	9.33	5.21	1.48	2.00
Total from investment operations	(9.80)	9.16	5.09	1.38	1.88
Distributions from net realized gains	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)
Net asset value, end of period	$12.73	$26.87	$18.68	$14.15	$13.80
Total return(ii)	(41.82)%	50.32%	37.00%	11.94%	15.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$535,172	$1,277,576	$620,005	$284,393	$147,665
Ratio of gross expenses to average net assets	0.91%	0.88%	0.94%	0.97%	1.00%
Ratio of expense reimbursements to average net assets	—	—	—	—	(0.01)%
Ratio of net expenses to average net assets	0.91%	0.88%	0.94%	0.97%	0.99%
Ratio of net investment loss to average net assets	(0.61)%	(0.72)%	(0.76)%	(0.73)%	(0.82)%
Portfolio turnover rate	55.97%	61.53%	66.84%	64.83%	42.56%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund	Class A
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$16.21	$12.59		$9.34	$9.54	$8.40
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.11)	(0.07)		(0.12)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	(5.93)	3.76		3.91	0.85	1.34
Total from investment operations	(6.04)	3.69		3.79	0.74	1.24
Distributions from net realized gains	(1.34)	(0.07)		(0.54)	(0.94)	(0.10)
Net asset value, end of period	$8.83	$16.21		$12.59	$9.34	$9.54
Total return(ii)	(39.87)%	29.27	%(iii)	42.80%	9.94%	14.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$142,244	$262,708		$187,489	$116,308	$111,271
Ratio of gross expenses to average net assets	1.29%	1.23%		1.33%	1.39%	1.38%
Ratio of net expenses to average net assets	1.29%	1.23%		1.33%	1.39%	1.38%
Ratio of net investment loss to average net assets	(1.01)%	(0.46)%		(1.11)%	(1.17)%	(1.06)%
Portfolio turnover rate	15.44%	34.85%		12.67%	17.09%	28.68%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund	Class B
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$11.41	$8.88		$6.74	$7.20	$6.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.05)		(0.08)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	(4.05)	2.65		2.76	0.59	1.01
Total from investment operations	(4.13)	2.60		2.68	0.48	0.88
Distributions from net realized gains	(1.34)	(0.07)		(0.54)	(0.94)	(0.10)
Net asset value, end of period	$5.94	$11.41		$8.88	$6.74	$7.20
Total return(ii)	(39.91)%	29.38	%(iii)	42.68%	9.51%	13.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,038	$5,821		$5,095	$4,523	$4,958
Ratio of gross expenses to average net assets	2.00%	1.96%		2.07%	2.19%	2.23%
Ratio of expense reimbursements to average net assets	(0.64)%	(0.74)%		(0.73)%	(0.41)%	—
Ratio of net expenses to average net assets	1.36%	1.22%		1.34%	1.78%	2.23%
Ratio of net investment loss to average net assets	(1.09)%	(0.48)%		(1.11)%	(1.57)%	(1.90)%
Portfolio turnover rate	15.44%	34.85%		12.67%	17.09%	28.68%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund	Class C
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$10.76	$8.44		$6.47	$6.99	$6.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.13)		(0.14)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	(3.79)	2.52		2.65	0.55	0.99
Total from investment operations	(3.91)	2.39		2.51	0.42	0.87
Distributions from net realized gains	(1.34)	(0.07)		(0.54)	(0.94)	(0.10)
Net asset value, end of period	$5.51	$10.76		$8.44	$6.47	$6.99
Total return(ii)	(40.32)%	28.41	%(iii)	41.76%	8.87%	14.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$21,105	$39,148		$18,365	$6,257	$5,837
Ratio of gross expenses to average net assets	2.09%	2.00%		2.09%	2.20%	2.16%
Ratio of net expenses to average net assets	2.09%	2.00%		2.09%	2.20%	2.16%
Ratio of net investment loss to average net assets	(1.81)%	(1.21)%		(1.90)%	(1.98)%	(1.82)%
Portfolio turnover rate	15.44%	34.85%		12.67%	17.09%	28.68%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund	Class Y
From 12/31/2021 (commencement of operations) to 10/31/2022(i)
Net asset value, beginning of period	$13.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)
Net realized and unrealized loss on investments	(4.49)
Total from investment operations	(4.53)
Net asset value, end of period	$9.31
Total return(iii)	(32.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,050
Ratio of gross expenses to average net assets	0.96%
Ratio of expense reimbursements to average net assets	(0.12)%
Ratio of net expenses to average net assets	0.84%
Ratio of net investment loss to average net assets	(0.44)%
Portfolio turnover rate	15.44%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund	Class Z
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$16.92	$13.10		$9.66	$9.80	$8.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.02)		(0.10)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	(6.21)	3.91		4.08	0.87	1.36
Total from investment operations	(6.29)	3.89		3.98	0.80	1.30
Distributions from net realized gains	(1.34)	(0.07)		(0.54)	(0.94)	(0.10)
Net asset value, end of period	$9.29	$16.92		$13.10	$9.66	$9.80
Total return(ii)	(39.66)%	29.66	%(iii)	43.38%	10.33%	15.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$214,819	$383,748		$179,276	$21,782	$13,179
Ratio of gross expenses to average net assets	0.96%	0.93%		1.00%	1.12%	1.12%
Ratio of expense reimbursements to average net assets	—	—		(0.03)%	(0.13)%	(0.13)%
Ratio of net expenses to average net assets	0.96%	0.93%		0.97%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.68)%	(0.12)%		(0.81)%	(0.78)%	(0.65)%
Portfolio turnover rate	15.44%	34.85%		12.67%	17.09%	28.68%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund	Class A
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$31.74	$26.22	$19.93	$18.86	$14.91
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)	(0.31)	(0.25)	(0.19)	(0.17)
Net realized and unrealized gain (loss) on investments	(12.84)	5.83	7.03	1.41	4.26
Total from investment operations	(13.03)	5.52	6.78	1.22	4.09
Dividends from net investment income	—	—	(0.19)	—	—
Distributions from net realized gains	(1.80)	—	(0.30)	(0.15)	(0.14)
Net asset value, end of period	$16.91	$31.74	$26.22	$19.93	$18.86
Total return(ii)	(42.88)%	21.05%	34.74%	6.59%	27.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$226,738	$560,577	$566,606	$523,291	$300,066
Ratio of gross expenses to average net assets	1.32%	1.18%	1.22%	1.19%	1.18%
Ratio of net expenses to average net assets	1.32%	1.18%	1.22%	1.19%	1.18%
Ratio of net investment loss to average net assets	(0.96)%	(0.98)%	(1.11)%	(0.95)%	(0.92)%
Portfolio turnover rate	37.57%	56.71%	37.49%	48.84%	27.04%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund	Class C
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$28.12	$23.40	$17.85	$17.04	$13.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.28)	(0.47)	(0.37)	(0.31)	(0.27)
Net realized and unrealized gain (loss) on investments	(11.29)	5.19	6.30	1.27	3.87
Total from investment operations	(11.57)	4.72	5.93	0.96	3.60
Dividends from net investment income	—	—	(0.08)	—	—
Distributions from net realized gains	(1.80)	—	(0.30)	(0.15)	(0.14)
Net asset value, end of period	$14.75	$28.12	$23.40	$17.85	$17.04
Total return(ii)	(43.23)%	20.17%	33.85%	5.76%	26.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$108,988	$267,800	$248,577	$212,737	$131,655
Ratio of gross expenses to average net assets	1.93%	1.90%	1.94%	1.95%	1.94%
Ratio of net expenses to average net assets	1.93%	1.90%	1.94%	1.95%	1.94%
Ratio of net investment loss to average net assets	(1.57)%	(1.70)%	(1.83)%	(1.71)%	(1.66)%
Portfolio turnover rate	37.57%	56.71%	37.49%	48.84%	27.04%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund	Class I
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$32.61	$26.93	$20.44	$19.34	$15.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.18)	(0.31)	(0.24)	(0.19)	(0.17)
Net realized and unrealized gain (loss) on investments	(13.19)	5.99	7.22	1.44	4.37
Total from investment operations	(13.37)	5.68	6.98	1.25	4.20
Dividends from net investment income	—	—	(0.19)	—	—
Distributions from net realized gains	(1.80)	—	(0.30)	(0.15)	(0.14)
Net asset value, end of period	$17.44	$32.61	$26.93	$20.44	$19.34
Total return(ii)	(42.77)%	21.09%	34.86%	6.58%	27.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$144,513	$421,986	$360,756	$455,937	$340,636
Ratio of gross expenses to average net assets	1.18%	1.14%	1.15%	1.18%	1.17%
Ratio of net expenses to average net assets	1.18%	1.14%	1.15%	1.18%	1.17%
Ratio of net investment loss to average net assets	(0.83)%	(0.95)%	(1.04)%	(0.93)%	(0.90)%
Portfolio turnover rate	37.57%	56.71%	37.49%	48.84%	27.04%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund	Class Y
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$33.29	$27.41	$20.79	$19.60	$15.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.21)	(0.18)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	(13.51)	6.09	7.36	1.48	4.42
Total from investment operations	(13.60)	5.88	7.18	1.34	4.30
Dividends from net investment income	—	—	(0.26)	—	—
Distributions from net realized gains	(1.80)	—	(0.30)	(0.15)	(0.14)
Net asset value, end of period	$17.89	$33.29	$27.41	$20.79	$19.60
Total return(ii)	(42.58)%	21.45%	35.32%	6.96%	28.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$257,064	$394,801	$266,570	$94,694	$25,691
Ratio of gross expenses to average net assets	0.85%	0.83%	0.84%	0.87%	0.88%
Ratio of expense reimbursements to average net assets	—	—	— (iii)	(0.02)%	—
Ratio of net expenses to average net assets	0.85%	0.83%	0.84%	0.85%	0.88%
Ratio of net investment loss to average net assets	(0.46)%	(0.65)%	(0.74)%	(0.64)%	(0.63)%
Portfolio turnover rate	37.57%	56.71%	37.49%	48.84%	27.04%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Amount was more than (0.005)% per share.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund	Class Z
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$33.29	$27.41	$20.79	$19.60	$15.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.21)	(0.18)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	(13.51)	6.09	7.36	1.47	4.42
Total from investment operations	(13.61)	5.88	7.18	1.34	4.30
Dividends from net investment income	—	—	(0.26)	—	—
Distributions from net realized gains	(1.80)	—	(0.30)	(0.15)	(0.14)
Net asset value, end of period	$17.88	$33.29	$27.41	$20.79	$19.60
Total return(ii)	(42.61)%	21.45%	35.30%	6.96%	28.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,192,139	$6,195,714	$4,499,832	$2,459,793	$1,329,712
Ratio of gross expenses to average net assets	0.84%	0.83%	0.85%	0.86%	0.87%
Ratio of net expenses to average net assets	0.84%	0.83%	0.85%	0.86%	0.87%
Ratio of net investment loss to average net assets	(0.49)%	(0.65)%	(0.74)%	(0.62)%	(0.61)%
Portfolio turnover rate	37.57%	56.71%	37.49%	48.84%	27.04%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund	Class A
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$25.12	$18.67		$15.51	$14.30	$17.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.10)	(0.11)		(0.06)	(0.02)	0.06
Net realized and unrealized gain (loss) on investments	(7.82)	6.56		3.91	1.66	(2.46)
Total from investment operations	(7.92)	6.45		3.85	1.64	(2.40)
Dividends from net investment income	—	—		(0.69)	(0.43)	(0.88)
Distributions from net realized gains	(1.97)	—		—	—	—
Net asset value, end of period	$15.23	$25.12		$18.67	$15.51	$14.30
Total return(ii)	(34.27)%	34.87	%(iii)	25.69%	11.99%	(14.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$100,262	$158,223		$120,832	$100,814	$98,105
Ratio of gross expenses to average net assets	1.27%	1.22%		1.34%	1.37%	1.29%
Ratio of net expenses to average net assets	1.27%	1.22%		1.34%	1.37%	1.29%
Ratio of net investment income (loss) to average net assets	(0.53)%	(0.49)%		(0.37)%	(0.11)%	0.38%
Portfolio turnover rate	49.36%	75.27%		105.22%	151.99%	207.22%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund				Class B
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$21.81	$16.19		$13.44	$12.38	$15.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.08)		(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	(6.71)	5.70		3.38	1.44	(2.13)
Total from investment operations	(6.80)	5.62		3.36	1.40	(2.19)
Dividends from net investment income	—	—		(0.61)	(0.34)	(0.78)
Distributions from net realized gains	(1.97)	—		—	—	—
Net asset value, end of period	$13.04	$21.81		$16.19	$13.44	$12.38
Total return(ii)	(34.30)%	35.02	%(iii)	25.83%	11.82%	(15.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,200	$22,147		$18,427	$17,646	$17,639
Ratio of gross expenses to average net assets	1.97%	1.94%		2.05%	2.09%	2.01%
Ratio of expense reimbursements to average net assets	(0.69)%	(0.82)%		(0.88)%	(0.51)%	—
Ratio of net expenses to average net assets	1.28%	1.12%		1.17%	1.58%	2.01%
Ratio of net investment loss to average net assets	(0.54)%	(0.39)%		(0.18)%	(0.30)%	(0.40)%
Portfolio turnover rate	49.36%	75.27%		105.22%	151.99%	207.22%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund				Class C
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$20.94	$15.68		$13.11	$12.07	$14.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.22)	(0.24)		(0.15)	(0.12)	(0.06)
Net realized and unrealized gain (loss) on investments	(6.38)	5.50		3.29	1.41	(2.09)
Total from investment operations	(6.60)	5.26		3.14	1.29	(2.15)
Dividends from net investment income	—	—		(0.57)	(0.25)	(0.76)
Distributions from net realized gains	(1.97)	—		—	—	—
Net asset value, end of period	$12.37	$20.94		$15.68	$13.11	$12.07
Total return(ii)	(34.82)%	33.86	%(iii)	24.68%	11.07%	(15.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,594	$4,368		$2,760	$3,603	$4,712
Ratio of gross expenses to average net assets	2.09%	1.97%		2.13%	2.23%	2.09%
Ratio of net expenses to average net assets	2.09%	1.97%		2.13%	2.23%	2.09%
Ratio of net investment loss to average net assets	(1.40)%	(1.23)%		(1.13)%	(0.99)%	(0.41)%
Portfolio turnover rate	49.36%	75.27%		105.22%	151.99%	207.22%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund				Class I
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$25.20	$18.72		$15.54	$14.31	$17.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.08)	(0.10)		(0.02)	0.01	0.09
Net realized and unrealized gain (loss) on investments	(7.87)	6.58		3.93	1.67	(2.48)
Total from investment operations	(7.95)	6.48		3.91	1.68	(2.39)
Dividends from net investment income	—	—		(0.73)	(0.45)	(0.84)
Distributions from net realized gains	(1.97)	—		—	—	—
Net asset value, end of period	$15.28	$25.20		$18.72	$15.54	$14.31
Total return(ii)	(34.28)%	34.94	%(iii)	25.98%	12.41%	(14.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,061	$591		$642	$970	$2,156
Ratio of gross expenses to average net assets	1.30%	1.24%		1.34%	1.48%	1.19%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.05)%		(0.27)%	(0.36)%	(0.04)%
Ratio of net expenses to average net assets	1.25%	1.19%		1.07%	1.12%	1.15%
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.45)%		(0.10)%	0.06%	0.51%
Portfolio turnover rate	49.36%	75.27%		105.22%	151.99%	207.22%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund				Class Z
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$25.52	$18.90		$15.69	$14.46	$17.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.02)	(0.03)		— (ii)	0.05	0.12
Net realized and unrealized gain (loss) on investments	(7.98)	6.65		3.98	1.67	(2.48)
Total from investment operations	(8.00)	6.62		3.98	1.72	(2.36)
Dividends from net investment income	—	—		(0.77)	(0.49)	(0.95)
Distributions from net realized gains	(1.97)	—		—	—	—
Net asset value, end of period	$15.55	$25.52		$18.90	$15.69	$14.46
Total return(iii)	(34.03)%	35.34	%(iv)	26.23%	12.64%	(14.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,528	$28,264		$12,621	$13,462	$14,597
Ratio of gross expenses to average net assets	0.95%	0.92%		1.02%	1.10%	1.01%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.03)%		(0.13)%	(0.21)%	(0.12)%
Ratio of net expenses to average net assets	0.86%	0.89%		0.89%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	(0.13)%	(0.13)%		0.01%	0.36%	0.71%
Portfolio turnover rate	49.36%	75.27%		105.22%	151.99%	207.22%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund				Class A
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$36.66	$31.75		$26.55	$28.04	$25.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.21)		(0.09)	(0.09)	(0.19)
Net realized and unrealized gain (loss) on investments	(8.74)	8.87		7.20	0.48	3.82
Total from investment operations	(8.81)	8.66		7.11	0.39	3.63
Distributions from net realized gains	(7.00)	(3.75)		(1.91)	(1.88)	(0.75)
Net asset value, end of period	$20.85	$36.66		$31.75	$26.55	$28.04
Total return(ii)	(27.31)%	29.12	%(iii)	28.09%	1.96%	14.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$91,059	$151,514		$127,925	$108,095	$131,731
Ratio of gross expenses to average net assets	1.05%	1.00%		1.04%	1.12%	1.15%
Ratio of net expenses to average net assets	1.05%	1.00%		1.04%	1.12%	1.15%
Ratio of net investment loss to average net assets	(0.30)%	(0.63)%		(0.30)%	(0.34)%	(0.68)%
Portfolio turnover rate	240.89%	152.78%		131.29%	148.78%	89.73%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund				Class C
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$26.11	$23.74		$20.44	$22.21	$20.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)	(0.34)		(0.23)	(0.23)	(0.31)
Net realized and unrealized gain (loss) on investments	(5.87)	6.46		5.44	0.34	3.04
Total from investment operations	(6.03)	6.12		5.21	0.11	2.73
Distributions from net realized gains	(7.00)	(3.75)		(1.91)	(1.88)	(0.75)
Net asset value, end of period	$13.08	$26.11		$23.74	$20.44	$22.21
Total return(ii)	(27.85)%	28.11	%(iii)	27.12%	1.20%	14.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,828	$14,334		$11,862	$10,963	$15,322
Ratio of gross expenses to average net assets	1.84%	1.76%		1.81%	1.89%	1.93%
Ratio of net expenses to average net assets	1.84%	1.76%		1.81%	1.89%	1.93%
Ratio of net investment loss to average net assets	(1.10)%	(1.39)%		(1.07)%	(1.12)%	(1.46)%
Portfolio turnover rate	240.89%	152.78%		131.29%	148.78%	89.73%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund				Class Z
	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$37.09	$31.99		$26.69	$28.09	$25.11
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	— (ii)	(0.11)		— (ii)	0.01	(0.09)
Net realized and unrealized gain (loss) on investments	(8.85)	8.96		7.25	0.47	3.82
Total from investment operations	(8.85)	8.85		7.25	0.48	3.73
Dividends from net investment income	—	—		(0.04)	—	—
Distributions from net realized gains	(7.00)	(3.75)		(1.91)	(1.88)	(0.75)
Net asset value, end of period	$21.24	$37.09		$31.99	$26.69	$28.09
Total return(iii)	(27.05)%	29.53	%(iv)	28.50%	2.34%	15.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$78,928	$184,972		$131,109	$77,023	$57,640
Ratio of gross expenses to average net assets	0.72%	0.68%		0.71%	0.79%	0.84%
Ratio of expense reimbursements to average net assets	—	—		—	(0.04)%	(0.06)%
Ratio of net expenses to average net assets	0.72%	0.68%		0.71%	0.75%	0.78%
Ratio of net investment income (loss) to average net assets	0.01%	(0.31)%		(0.01)%	0.02%	(0.32)%
Portfolio turnover rate	240.89%	152.78%		131.29%	148.78%	89.73%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in eleven series — Alger Capital Appreciation Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Enduring Growth Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund (collectively, the “Funds” or individually, each a “Fund”). Alger Capital Appreciation Fund, Alger 35 Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Enduring Growth Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Fund also normally invests primarily in equity securities and has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, Y and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class B and C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I, Y and Z shares are sold to investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

Effective July 31, 2019, the Board of Trustees (the “Board”) of The Alger Funds authorized a partial closing of the Alger Small Cap Growth Fund. Effective or about October 17, 2022, the Alger Small Cap Growth Fund’s Class A, C, I, Y and Z shares resumed sale of shares to qualifying investors.

Class P-2 Shares of the Alger 35 Fund were converted to Class Z shares after the close of business on October 29, 2021.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Weatherbie Enduring Growth Fund launched on December 17, 2021.

The Board of Trustees of the Trust (the “Board”) approved a Plan of Reorganization dated as of February 11, 2021 (the “Plan”), adopted with respect to Alger 25 Fund and Alger 35 Fund. The Plan provides for the transfer of the Alger 25 Fund’s assets to the Alger 35 Fund in a tax-free exchange for shares of the Alger 35 Fund and the assumption by the Alger 35 Fund of the Alger 25 Fund’s stated liabilities, the distribution of such shares of the Alger 35 Fund to Alger 25 Fund shareholders and the subsequent termination of the Alger 25 Fund (the “Reorganization”). Because the Reorganization satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), in accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust, and applicable Massachusetts state and U.S. federal law (including Rule 17a-8), the Reorganization may be effected without the approval of shareholders of either fund. The Reorganization became effective after the close of business on May 7, 2021.

After the close of business on May 7, 2021, the Alger 35 Fund acquired substantially all of the assets and liabilities of the Alger 25 Fund in exchange for Class P shares of the Alger 35 Fund, which were distributed to the Alger 25 Fund’s shareholders. Upon completion of the Reorganization, Class P shares were reclassified as Class Z shares. The investment portfolio of the Alger 25 Fund, with a fair value of $25,885,380 and identified cost of $17,519,227 as of the date of the Reorganization, was the principal asset acquired by the Alger 35 Fund. The acquisition was accomplished by a tax-free exchange of 1,536,300 shares of the Alger 25 Fund, valued at $26,249,571 for 1,429,347 shares of the Alger 35 Fund. The net assets of the Alger 25 Fund and the Alger 35 Fund immediately before the acquisition were $26,249,571 (including $8,366,153 of net unrealized appreciation) and $18,981,690, respectively. The combined net assets of the Alger 35 Fund immediately following the acquisition were $45,231,261. For financial reporting purposes, assets received and shares issued by the Alger 35 Fund were recorded at fair value; however the cost basis of the investments received from the Alger 25 Fund was carried forward to align ongoing reporting of the Alger 35 Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) and/ or its affiliates paid the expenses directly relating to the Reorganization. Assuming the acquisition had been completed on November 1, 2020, the Alger 35 Fund’s pro-forma results of operations for the year ended October 31, 2021, are as follows:

Net investment loss	$(32,302)
Net realized and unrealized gain on investments in securities	13,917,443
Net increase in net assets resulting from operations	$13,885,141
Undistributed net investment loss	$(115,723)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of changes in revenue and earnings attributable to the Alger 25 Fund that have been included in the Alger 35 Fund’s Statement of Operations since May 7, 2021.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Class Y shares of Alger Small Cap Growth Fund launched on December 31, 2021.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as the valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Funds to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes, including but not limited to: making fair value determinations when market quotations for a financial instrument are not readily available in accordance with valuation policies and procedures adopted by the Board; assessing and managing material risks associated with fair valuation determinations; selecting, applying and testing fair valuation methodologies; and overseeing and evaluating pricing services used by the Funds. The Valuation Designee reports its fair valuation determinations and related valuation information to the Board. The Committee meets on an as-needed basis and generally meets quarterly to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, with assistance from the Committee, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

(b)  Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)  Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ custodian (the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2022.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends from net investment income, if available, annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2018-2021. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2022, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.78%
Alger 35 Fund(b)	0.45	—	—	—	—	0.45
Alger Growth & Income Fund(b)	0.50	—	—	—	—	0.50
Alger Mid Cap Growth Fund(c)	0.76	0.70	—	—	—	0.76
Alger Mid Cap Focus Fund(d)	0.70	0.50	—	—	—	0.58
Alger Weatherbie Enduring Growth Fund(d)	0.70	0.50	—	—	—	0.70
Alger Weatherbie Specialized Growth Fund(c)	0.81	0.75	—	—	—	0.80
Alger Small Cap Growth Fund(c)	0.81	0.75	—	—	—	0.81
Alger Small Cap Focus Fund(b)	0.75	—	—	—	—	0.75
Alger International Focus Fund(c)	0.71	0.60	—	—	—	0.71
Alger Health Sciences Fund(b)	0.55	—	—	—	—	0.55

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) Tier 1 rate is paid on all assets.

(c) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(d) Tier 1 rate is paid on assets up to $250 million, and Tier 2 rate is paid on assets in excess of $250 million.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The sub-adviser to the Alger Weatherbie Enduring Growth Fund and the Alger Weatherbie Specialized Growth Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Adviser”), an affiliate of Alger Management, is paid a fee out of the advisory fee that Alger Management receives at no additional cost to the Alger Weatherbie Enduring Growth Fund and the Alger Weatherbie Specialized Growth Fund. The sub-advisory fee is equal to 70% of the net management fee paid by each of Alger Weatherbie Enduring Growth Fund and the Alger Weatherbie Specialized Growth Fund to Alger Management with respect to the sub-advised assets. For the year ended October 31, 2022, Alger Management paid a sub-advisory fee of $0 and $6,101,385 for the Alger Weatherbie Enduring Growth Fund and Alger Weatherbie Specialized Growth Fund, respectively, to Weatherbie.

Alger Management has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses, if applicable) for certain Funds through February 29, 2024 to the extent necessary to limit the amount by which the total annual fund operating expenses exceed the rates, based on average daily net assets, as listed in the table below:

											FEES WAIVED /
											REIMBURSED
											FOR THE YEAR
					CLASS						ENDED
											OCTOBER 31,
	A		C		I		Y		Z		2022
Alger Capital Appreciation Fund	—		—		—		—		0.85%		$179,703
Alger Mid Cap Growth Fund	—		—		—		—		0.99		—
Alger Mid Cap Focus Fund	1.15%		1.90%		1.20%		0.69%		0.99		83
Alger Weatherbie Enduring Growth Fund	1.15	(a)	1.85	(a)	1.10	(a)	0.70	(a)	0.75	(a)	166,730
Alger Weatherbie Specialized Growth Fund	—		—		—		0.87		—		21,864
Alger Small Cap Growth Fund	—		—		—		0.84	(b)	0.99		2,982
Alger Small Cap Focus Fund	—		—		—		0.85		—		—
Alger International Focus Fund	—		—		1.25		—		0.84	(c)	19,625
Alger Health Sciences Fund	—		—		—		—		0.75		—

(a) Effective December 17, 2021, inception of the Fund.

(b) Effective December 31, 2021, inception of the Class.

(e) Prior to March 1, 2022, the expense cap for Alger International Focus Fund, Class Z, was 0.89%.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Investment Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the year ended October 31, 2022, the recoupment made by the Alger Weatherbie Specialized Growth Fund to the Investment Manager was $534.

Alger Management has also agreed to limit expenses of the Class Z shares (formerly class P shares) of Alger 35 Fund, for the life of the Fund, whereby it reimburses expenses to the extent Fund operating expenses, excluding advisory fees, exceed 0.10%, based on average daily net assets. The expense reimbursement arrangement does not include interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses. Fees waived for the Alger 35 Fund were $126,948 for the year ended October 31, 2022.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

In addition, Alger Management voluntarily reduced its 12b-1 fee effective April 1, 2019, for the Class B shares of the Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund by $80,610, $23,705 and $113,873, respectively, for the year ended October 31, 2022.

(b)  Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c)  Distribution Fees:

Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, LLC, each Fund’s distributor (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or administering the Class A shares and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class B Shares: The Trust has adopted a Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger LLC for costs and expenses incurred by Alger LLC in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger LLC relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2022, such excess carried forward was $12,514,732, $19,735,640 and $19,502,757 for Class B shares of Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pays Alger LLC a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class C shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger LLC for its activities and expenses incurred in distributing the Class I shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(d) Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2022, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Fund	$11,691
Alger Growth & Income Fund	3,019
Alger Mid Cap Growth Fund	1,381
Alger Mid Cap Focus Fund	1,714
Alger Weatherbie Specialized Growth Fund	13,863
Alger Small Cap Growth Fund	12,754

CONTINGENT DEFERRED SALES CHARGES
Alger Small Cap Focus Fund	$9,620
Alger International Focus Fund	1,018
Alger Health Sciences Fund	1,451

(e) Brokerage Commissions: During the year ended October 31, 2022, Alger Capital Appreciation Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund paid Alger LLC, $255,413, $12,239, $2,116, $77,465, $195,114, $15,989, $389,927, $300 and $127,351, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of their respective average daily net assets for the Class I, Class Y and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2022, Alger Management charged back to Alger Capital Appreciation Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Enduring Growth Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund $755,475, $48,508, $51,156, $31,479, $30, $170,550, $90,637, $837,384, $27,991 and $59,405, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Effective January 1, 2022, the Board adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

Prior to January 1, 2022, each Independent Trustee received a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie. For the year ended October 31, 2022, these purchases and sales were as follows:

	PURCHASES	SALES	REALIZED (LOSS)
Alger Mid Cap Growth Fund	$—	$761,543	$(6,266)
Alger Mid Cap Focus Fund	—	16,578,285	(1,955,173)
Alger Small Cap Growth Fund	3,400,732	—	—
Alger Small Cap Focus Fund	10,492,009	—	—

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the Alger International Focus Fund, which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of October 31, 2022.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended October 31, 2022, Alger Capital Appreciation Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund and Alger Small Cap Focus Fund earned interfund loan interest income of $249, $583, $12,063 and $58,726, respectively, and Alger Capital Appreciation Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund and Alger Health Sciences Fund incurred interfund loan interest expenses of $27,397, $355, $1,374, $49, $206, $6,064 and $3,341, respectively, which are included in interest income and interest expenses, respectively, in the accompanying Statements of Operations.

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor (the “Distributor” or “Alger LLC”), or their affiliates. At October 31, 2022, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Y	Z
Alger Capital Appreciation Fund	73,980	—	—	—	44,857
Alger 35 Fund	—	—	—	—	1,593,347
Alger Growth & Income Fund	—	—	—	—	32,241
Alger Mid Cap Growth Fund	—	—	—	—	149,032
Alger Mid Cap Focus Fund	—	—	100,035	4,843	937,772
Alger Weatherbie Enduring Growth Fund	10,000	10,000	10,000	50,000	420,000
Alger Weatherbie Specialized Growth Fund	187,751	—	—	10,066	185
Alger Small Cap Growth Fund	71,040	—	—	36,127	115,717
Alger Small Cap Focus Fund	—	—	—	787	317,534
Alger International Focus Fund	—	—	—	—	90,832

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, short-term securities and forward foreign currency contracts, for the year ended October 31, 2022:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$2,654,171,970	$3,207,856,248
Alger 35 Fund	64,495,691	64,331,942
Alger Growth & Income Fund	107,539,714	3,652,296
Alger Mid Cap Growth Fund	472,320,209	498,579,511
Alger Mid Cap Focus Fund	1,616,801,484	1,736,508,075
Alger Weatherbie Enduring Growth Fund	6,800,648	1,321,558
Alger Weatherbie Specialized Growth Fund	594,535,683	819,188,472
Alger Small Cap Growth Fund	74,661,747	71,289,008
Alger Small Cap Focus Fund	1,630,141,158	3,434,969,013
Alger International Focus Fund	79,926,993	88,609,944
Alger Health Sciences Fund	536,745,600	625,993,441

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the year ended October 31, 2022, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Fund	$3,596,722	1.59%
Alger 35 Fund	23,246	2.65
Alger Growth & Income Fund	22	5.15
Alger Mid Cap Growth Fund	106,336	1.77
Alger Mid Cap Focus Fund	36,590	3.76
Alger Weatherbie Specialized Growth Fund	86,641	2.05
Alger Small Cap Growth Fund	12,744	1.69
Alger Small Cap Focus Fund	574,555	1.78
Alger International Focus Fund	906	2.20
Alger Health Sciences Fund	227,510	1.94

The highest amount borrowed from the Custodian and other funds in the Alger Fund Complex during the year ended October 31, 2022 by each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$68,253,982
Alger 35 Fund	443,385
Alger Growth & Income Fund	7,940
Alger Mid Cap Growth Fund	5,271,001
Alger Mid Cap Focus Fund	7,269,000
Alger Weatherbie Specialized Growth Fund	11,838,394
Alger Small Cap Growth Fund	2,297,000
Alger Small Cap Focus Fund	33,426,745
Alger International Focus Fund	92,245
Alger Health Sciences Fund	5,739,000

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eleven series. Each series is divided into separate classes. During the year ended October 31, 2021 and the year ended October 31, 2022, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	6,000,142	$160,613,838	4,903,852	$171,217,144
Shares converted from Class C	78,399	2,165,868	193,285	6,736,530
Dividends reinvested	7,597,941	236,675,867	4,906,578	160,052,587
Shares redeemed	(14,983,247)	(385,940,345)	(10,514,085)	(373,806,874)
Net decrease	(1,306,765)	$13,515,228	(510,370)	$(35,800,613)
Class C:
Shares sold	917,381	$14,823,256	611,212	$14,822,713
Shares converted to Class A	(126,672)	(2,165,868)	(279,454)	(6,736,530)
Dividends reinvested	2,637,277	50,292,867	1,702,406	38,406,276
Shares redeemed	(3,969,807)	(67,501,761)	(2,485,325)	(61,180,206)
Net decrease	(541,821)	$(4,551,506)	(451,161)	$(14,687,747)
Class Z:
Shares sold	8,886,657	$247,659,419	8,958,009	$331,347,123
Dividends reinvested	7,554,946	250,370,897	4,753,533	162,570,831
Shares redeemed	(14,251,217)	(384,129,235)	(24,919,637)	(947,567,494)
Net increase (decrease)	2,190,386	$113,901,081	(11,208,095)	$(453,649,540)

Alger 35 Fund*
Class Z:
Shares sold	40,255	$487,994	192,476	$3,393,415
Shares from the Reorganization**	—	—	1,429,347	26,249,571
Shares converted from Class P-2	—	—	18,102	386,258
Dividends reinvested	747,267	10,551,417	9,316	159,019
Shares redeemed	(136,944)	(1,414,466)	(390,886)	(7,004,609)
Net increase	650,578	$9,624,945	1,258,355	$23,183,654
Class P-2:
Shares sold	—	$—	9,353	$179,455
Shares converted to Class Z	—	—	(18,083)	(386,258)
Dividends reinvested	—	—	1,272	21,760
Shares redeemed	—	—	(6,943)	(136,393)
Net decrease	—	$—	(14,401)	$(321,436)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth & Income Fund
Class A:
Shares sold	515,271	$29,459,291	187,753	$10,422,890
Shares converted from Class C	3,410	186,340	9,932	526,506
Dividends reinvested	71,532	4,322,564	35,990	1,847,272
Shares redeemed	(249,872)	(14,016,272)	(202,222)	(11,022,607)
Net increase	340,341	$19,951,923	31,453	$1,774,061
Class C:
Shares sold	180,118	$9,975,860	60,755	$3,319,485
Shares converted to Class A	(3,467)	(186,340)	(10,088)	(526,506)
Dividends reinvested	11,180	673,395	5,024	247,364
Shares redeemed	(77,010)	(4,282,374)	(60,069)	(3,212,364)
Net increase (decrease)	110,821	$6,180,541	(4,378)	$(172,021)
Class Z:
Shares sold	1,892,410	$104,985,589	231,639	$12,822,447
Dividends reinvested	34,141	2,015,228	12,292	636,900
Shares redeemed	(342,836)	(18,637,053)	(122,372)	(6,508,944)
Net increase	1,583,715	$88,363,764	121,559	$6,950,403

Alger Mid Cap Growth Fund
Class A:
Shares sold	914,935	$12,779,301	914,462	$20,634,057
Shares converted from Class B	39,929	499,789	82,391	1,863,637
Shares converted from Class C	4,455	62,406	18,436	428,750
Dividends reinvested	3,949,371	62,202,597	919,277	19,139,352
Shares redeemed	(1,662,534)	(23,061,302)	(1,345,940)	(29,992,059)
Net increase	3,246,156	$52,482,791	588,626	$12,073,737
Class B:
Shares sold	306,507	$2,429,187	24,929	$412,167
Shares converted to Class A	(63,092)	(499,789)	(111,173)	(1,863,637)
Dividends reinvested	648,341	6,399,126	139,453	2,141,998
Shares redeemed	(338,973)	(3,167,198)	(118,881)	(1,959,022)
Net increase (decrease)	552,783	$5,161,326	(65,672)	$(1,268,494)
Class C:
Shares sold	129,451	$1,156,792	143,711	$2,319,146
Shares converted to Class A	(7,374)	(62,406)	(25,839)	(428,750)
Dividends reinvested	312,841	2,906,295	55,517	822,766
Shares redeemed	(177,595)	(1,518,832)	(109,683)	(1,763,897)
Net increase	257,323	$2,481,849	63,706	$949,265
Class Z:
Shares sold	1,467,938	$24,776,780	1,002,401	$22,629,348
Dividends reinvested	730,556	11,835,012	96,479	2,049,208
Shares redeemed	(1,511,602)	(20,451,267)	(418,013)	(9,396,307)
Net increase	686,892	$16,160,525	680,867	$15,282,249

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Focus Fund
Class A:***
Shares sold	437,847	$6,471,602	71,524	$1,568,079
Dividends reinvested	12,508	226,140	—	—
Shares redeemed	(102,747)	(1,441,325)	(282)	(6,378)
Net increase	347,608	$5,256,417	71,242	$1,561,701
Class C:***
Shares sold	205,863	$3,441,176	99,334	$2,230,152
Dividends reinvested	12,103	218,218	—	—
Shares redeemed	(114,553)	(1,735,186)	(235)	(5,074)
Net increase	103,413	$1,924,208	99,099	$2,225,078
Class I:
Shares sold	1,024,323	$17,245,006	3,340,683	$67,099,072
Dividends reinvested	678,515	12,274,336	68,847	1,263,336
Shares redeemed	(2,767,242)	(41,627,861)	(1,688,941)	(32,678,718)
Net increase (decrease)	(1,064,404)	$(12,108,519)	1,720,589	$35,683,690
Class Y:****
Shares sold	30,243	$420,561	5,822	$119,925
Dividends reinvested	116	2,107	—	—
Shares redeemed	(9)	(87)	—	—
Net increase	30,350	$422,581	5,822	$119,925
Class Z:
Shares sold	13,358,332	$215,931,807	20,605,283	$415,538,623
Dividends reinvested	3,770,479	68,698,120	320,018	5,894,736
Shares redeemed	(21,026,998)	(316,016,051)	(7,483,745)	(151,083,036)
Net increase (decrease)	(3,898,187)	$(31,386,124)	13,441,556	$270,350,323

Alger Weatherbie Enduring Growth Fund*****
Class A:
Shares sold	16,335	$153,000	—	$—
Net increase	16,335	$153,000	—	$—
Class C:
Shares sold	10,000	$100,000	—	$—
Net increase	10,000	$100,000	—	$—
Class I:
Shares sold	10,000	$100,000	—	$—
Net increase	10,000	$100,000	—	$—
Class Y:
Shares sold	50,000	$500,000	—	$—
Net increase	50,000	$500,000	—	$—
Class Z:
Shares sold	520,429	$5,065,743	—	$—
Shares redeemed	(3,094)	(21,383)	—	—
Net increase	517,335	$5,044,360	—	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Weatherbie Specialized Growth Fund
Class A:
Shares sold	2,207,109	$31,475,922	2,777,160	$60,409,142
Shares converted from Class C	10,193	195,953	65,661	1,472,818
Dividends reinvested	2,355,077	40,837,032	438,339	8,823,757
Shares redeemed	(4,618,177)	(63,575,231)	(2,894,846)	(62,323,010)
Net increase (decrease)	(45,798)	$8,933,676	386,314	$8,382,707
Class C:
Shares sold	1,004,246	$8,908,341	1,791,191	$25,231,160
Shares converted to Class A	(17,106)	(195,953)	(102,088)	(1,472,818)
Dividends reinvested	2,635,295	24,982,600	412,015	5,327,351
Shares redeemed	(2,980,283)	(23,986,101)	(1,215,169)	(17,245,234)
Net increase	642,152	$9,708,887	885,949	$11,840,459
Class I:
Shares sold	430,300	$7,169,370	1,135,719	$25,501,619
Dividends reinvested	505,518	9,079,102	127,791	2,646,555
Shares redeemed	(1,472,639)	(21,152,563)	(1,952,131)	(42,735,229)
Net decrease	(536,821)	$(4,904,091)	(688,621)	$(14,587,055)
Class Y:
Shares sold	2,793,770	$42,898,361	837,092	$19,514,973
Dividends reinvested	343,618	6,305,382	45,583	957,251
Shares redeemed	(1,624,371)	(22,901,364)	(340,146)	(7,860,565)
Net increase	1,513,017	$26,302,379	542,529	$12,611,659
Class Z:
Shares sold	25,026,249	$397,063,874	23,475,062	$551,582,721
Dividends reinvested	9,047,802	171,998,722	1,449,362	31,335,212
Shares redeemed	(39,559,633)	(605,958,139)	(10,574,421)	(248,570,390)
Net increase (decrease)	(5,485,582)	$(36,895,543)	14,350,003	$334,347,543

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	2,219,196	$24,488,782	4,316,492	$67,234,025
Shares converted from Class B	49,641	549,484	9,900	151,028
Shares converted from Class C	1,542	15,219	9,831	156,933
Dividends reinvested	1,565,131	20,221,493	69,156	1,020,044
Shares redeemed	(3,937,640)	(43,512,748)	(3,086,481)	(47,214,284)
Net increase (decrease)	(102,130)	$1,762,230	1,318,898	$21,347,746
Class B:
Shares sold	69,274	$489,107	18,146	$202,310
Shares converted to Class A	(73,759)	(549,484)	(14,060)	(151,028)
Dividends reinvested	77,256	672,125	3,843	39,897
Shares redeemed	(71,673)	(579,243)	(71,442)	(786,600)
Net increase (decrease)	1,098	$32,505	(63,513)	$(695,421)
Class C:
Shares sold	791,975	$5,337,182	2,192,233	$22,769,276
Shares converted to Class A	(2,453)	(15,219)	(14,746)	(156,933)
Dividends reinvested	590,149	4,786,108	17,615	173,504
Shares redeemed	(1,186,581)	(7,903,372)	(731,088)	(7,680,281)
Net increase	193,090	$2,204,699	1,464,014	$15,105,566
Class Y:******
Shares sold	890,852	$8,643,853	—	$—
Shares redeemed	(25,818)	(245,321)	—	—
Net increase	865,034	$8,398,532	—	$—
Class Z:
Shares sold	14,423,124	$162,619,241	16,501,975	$267,006,423
Dividends reinvested	2,222,719	30,117,848	71,444	1,096,671
Shares redeemed	(16,204,110)	(179,137,817)	(7,573,401)	(122,718,331)
Net increase	441,733	$13,599,272	9,000,018	$145,384,763

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Focus Fund
Class A:
Shares sold	2,079,038	$42,247,967	2,869,366	$90,147,930
Shares converted from Class C	3,678	95,518	15,477	522,326
Dividends reinvested	1,045,786	26,134,180	—	—
Shares redeemed	(7,382,999)	(148,269,616)	(6,829,853)	(211,147,927)
Net decrease	(4,254,497)	$(79,791,951)	(3,945,010)	$(120,477,671)
Class C:
Shares sold	361,903	$6,758,876	412,494	$11,510,179
Shares converted to Class A	(4,175)	(95,518)	(17,406)	(522,326)
Dividends reinvested	669,148	14,661,031	—	—
Shares redeemed	(3,163,891)	(54,641,324)	(1,494,411)	(41,732,985)
Net decrease	(2,137,015)	$(33,316,935)	(1,099,323)	$(30,745,132)
Class I:
Shares sold	2,388,085	$52,040,663	5,521,632	$177,853,968
Dividends reinvested	817,179	21,017,843	—	—
Shares redeemed	(7,857,664)	(170,047,309)	(5,977,164)	(188,231,133)
Net decrease	(4,652,400)	$(96,988,803)	(455,532)	$(10,377,165)
Class Y:
Shares sold	5,178,987	$111,652,914	5,833,923	$191,192,930
Dividends reinvested	722,905	19,019,637	—	—
Shares redeemed	(3,388,609)	(72,320,606)	(3,700,823)	(119,885,569)
Net increase	2,513,283	$58,351,945	2,133,100	$71,307,361
Class Z:
Shares sold	53,012,266	$1,149,885,044	76,188,007	$2,500,577,465
Dividends reinvested	10,465,710	275,248,186	—	—
Shares redeemed	(127,025,685)	(2,664,182,027)	(54,259,719)	(1,768,072,530)
Net increase (decrease)	(63,547,709)	$(1,239,048,797)	21,928,288	$732,504,935

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Focus Fund
Class A:
Shares sold	272,542	$5,095,123	308,062	$7,102,758
Shares converted from Class B	11,100	214,147	15,746	357,201
Shares converted from Class C	2,157	41,626	9,648	226,184
Dividends reinvested	517,441	11,740,747	—	—
Shares redeemed	(517,683)	(9,704,917)	(507,496)	(11,678,515)
Net increase (decrease)	285,557	$7,386,726	(174,040)	$(3,992,372)
Class B:
Shares sold	10,257	$145,522	24,912	$439,834
Shares converted to Class A	(12,932)	(214,147)	(18,146)	(357,201)
Dividends reinvested	99,778	1,938,691	—	—
Shares redeemed	(100,637)	(1,753,746)	(129,422)	(2,601,409)
Net increase (decrease)	(3,534)	$116,320	(122,656)	$(2,518,776)
Class C:
Shares sold	14,352	$245,440	71,044	$1,356,820
Shares converted to Class A	(2,638)	(41,626)	(11,520)	(226,184)
Dividends reinvested	21,218	393,811	—	—
Shares redeemed	(112,626)	(1,705,231)	(26,935)	(516,872)
Net increase (decrease)	(79,694)	$(1,107,606)	32,589	$613,764
Class I:
Shares sold	64,844	$1,462,329	15,704	$367,108
Dividends reinvested	2,147	48,866	—	—
Shares redeemed	(20,997)	(391,454)	(26,546)	(588,570)
Net increase (decrease)	45,994	$1,119,741	(10,842)	$(221,462)
Class Z:
Shares sold	356,479	$6,998,893	684,090	$15,690,006
Dividends reinvested	90,502	2,089,682	—	—
Shares redeemed	(620,623)	(11,168,546)	(244,218)	(5,616,024)
Net increase (decrease)	(173,642)	$(2,079,971)	439,872	$10,073,982

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	551,350	$12,970,639	647,684	$21,813,029
Shares converted from Class C	7,202	167,019	19,072	665,710
Dividends reinvested	974,155	24,529,213	417,346	13,167,263
Shares redeemed	(1,298,720)	(29,986,025)	(979,932)	(32,679,519)
Net increase	233,987	$7,680,846	104,170	$2,966,483
Class C:
Shares sold	69,406	$1,071,149	151,682	$3,657,493
Shares converted to Class A	(11,391)	(167,019)	(26,699)	(665,710)
Dividends reinvested	226,913	3,607,915	82,622	1,869,732
Shares redeemed	(235,168)	(3,555,053)	(158,253)	(3,786,919)
Net increase	49,760	$956,992	49,352	$1,074,596
Class Z:
Shares sold	1,269,543	$31,739,077	2,662,275	$91,145,762
Dividends reinvested	1,302,121	33,295,227	490,804	15,627,187
Shares redeemed	(3,842,061)	(88,876,343)	(2,264,211)	(74,893,155)
Net increase (decrease)	(1,270,397)	$(23,842,039)	888,868	$31,879,794

*	On May 7, 2021, Class P Shares of Alger 35 Fund were reclassified as Class Z Shares. After the close of business on October 29, 2021, Class P-2 Shares of the Alger 35 Fund were converted to Class Z Shares.
**	Includes shares and amounts from the Reorganization.
***	Inception date July 29, 2021.
****	Inception date February 26, 2021.
*****	Inception date December 17, 2021.
******	Inception date December 31, 2021.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2022 and the year ended October 31, 2021 was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$84,937,556	$—
Long-term capital gain	550,592,694	421,756,031
Total distributions paid	$635,530,250	$421,756,031

Alger 35 Fund
Distributions paid from:
Ordinary Income	$2,856,188	$903,681
Long-term capital gain	7,695,229	1,599,860
Total distributions paid	$10,551,417	$2,503,541

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021
Alger Growth & Income Fund
Distributions paid from:
Ordinary Income	$2,654,256	$1,367,989
Long-term capital gain	4,962,836	1,671,431
Total distributions paid	$7,617,092	$3,039,420

Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	$39,056,482	$9,986,404
Long-term capital gain	53,285,885	17,092,019
Total distributions paid	$92,342,367	$27,078,423

Alger Mid Cap Focus Fund
Distributions paid from:
Ordinary Income	$69,647,668	$4,477,639
Long-term capital gain	14,480,875	2,736,644
Total distributions paid	$84,128,543	$7,214,283

Alger Weatherbie Enduring Growth Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	—	—
Total distributions paid	$—	$—

Alger Weatherbie Specialized Growth Fund
Distributions paid from:
Ordinary Income	$157,918,577	$—
Long-term capital gain	143,706,532	54,754,778
Total distributions paid	$301,625,109	$54,754,778

Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	57,233,096	2,406,068
Total distributions paid	$57,233,096	$2,406,068

Alger Small Cap Focus Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	416,035,678	—
Total distributions paid	$416,035,678	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021
Alger International Focus Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	16,992,932	—
Total distributions paid	$16,992,932	$—

Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	$15,390,772	$5,701,478
Long-term capital gain	51,406,248	26,993,153
Total distributions paid	$66,797,020	$32,694,631

As of October 31, 2022, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Fund
Undistributed ordinary income	$—
Undistributed long-term gains	68,990,335
Net accumulated earnings	68,990,335
Capital loss carryforwards	—
Late year ordinary income losses	(5,660,436)
Net unrealized appreciation	482,476,580
Total accumulated earnings	$545,806,479

Alger 35 Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(3,821,422)
Late year ordinary income losses	—
Net unrealized depreciation	(11,046,804)
Total accumulated earnings	$(14,868,226)

Alger Growth & Income Fund
Undistributed ordinary income	$439,274
Undistributed long-term gains	—
Net accumulated earnings	439,274
Capital loss carryforwards	(175,048)
Late year ordinary income losses	—
Net unrealized appreciation	70,588,858
Total accumulated earnings	$70,853,084

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(55,039,064)
Late year ordinary income losses	(1,195,330)
Net unrealized depreciation	(6,265,167)
Total accumulated earnings	$(62,499,561)

Alger Mid Cap Focus Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(112,987,257)
Late year ordinary income losses	(1,778,801)
Net unrealized depreciation	(41,922,331)
Total accumulated earnings	$(156,688,389)

Alger Weatherbie Enduring Growth Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(424,936)
Late year ordinary income losses	(8,517)
Net unrealized depreciation	(1,009,478)
Total accumulated earnings	$(1,442,931)

Alger Weatherbie Specialized Growth Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(183,450,481)
Late year ordinary income losses	(6,010,463)
Net unrealized depreciation	(106,763,083)
Total accumulated earnings	$(296,224,027)

Alger Small Cap Growth Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(24,317,021)
Late year ordinary income losses	(3,537,148)
Net unrealized depreciation	(42,505,272)
Total accumulated earnings	$(70,359,441)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Focus Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(545,792,970)
Late year ordinary income losses	(15,018,511)
Net unrealized appreciation	58,058,913
Total accumulated earnings	$(502,752,568)

Alger International Focus Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(6,464,970)
Late year ordinary income losses	(649,006)
Net unrealized appreciation	1,013,251
Total accumulated earnings	$(6,100,725)

Alger Health Sciences Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(43,177,529)
Late year ordinary income losses	—
Net unrealized appreciation	20,126,081
Total accumulated earnings	$(23,051,448)

During the year ended October 31, 2022, the Funds had no capital loss carryforwards utilized for federal income tax purposes.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, tax treatment of partnership investments, realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among the Funds’ components of net assets at October 31, 2022:

Alger Capital Appreciation Fund
Distributable earnings	$3,051,484
Paid-in Capital	$(3,051,484)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger 35 Fund
Distributable earnings	$4,721
Paid-in Capital	$(4,721)

Alger Mid Cap Growth Fund
Distributable earnings	$449,832
Paid-in Capital	$(449,832)

Alger Mid Cap Focus Fund
Distributable earnings	$623,118
Paid-in Capital	$(623,118)

Alger Weatherbie Enduring Growth Fund
Distributable earnings	$1,222
Paid-in Capital	$(1,222)

Alger Weatherbie Specialized Growth Fund
Distributable earnings	$2,039,596
Paid-in Capital	$(2,039,596)

Alger Small Cap Growth Fund
Distributable earnings	$3,083,631
Paid-in Capital	$(3,083,631)

Alger Small Cap Focus Fund
Distributable earnings	$72,926,502
Paid-in Capital	$(72,926,502)

Alger International Focus Fund
Distributable earnings	$919,351
Paid-in Capital	$(919,351)

Alger Health Sciences Fund
Distributable earnings	$591,652
Paid-in Capital	$(591,652)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2022 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$170,155,408	$170,155,408	$—	$—
Consumer Discretionary	300,489,817	280,614,915	19,430,601	444,301
Consumer Staples	17,457,215	17,457,215	—	—
Energy	75,979,513	75,979,513	—	—
Financials	40,392,849	40,392,849	—	—
Healthcare	369,078,259	369,078,259	—	—
Industrials	128,909,878	128,909,878	—	—
Information Technology	605,689,250	605,689,250	—	—
Materials	21,807,974	21,807,974	—	—
Utilities	21,975,358	21,975,358	—	—
TOTAL COMMON STOCKS	$1,751,935,521	$1,732,060,619	$19,430,601	$444,301
PREFERRED STOCKS
Information Technology	1,215,538	—	—	1,215,538
REAL ESTATE INVESTMENT TRUST
Real Estate	5,656,294	5,656,294	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	2,934,840	—	—	2,934,840
TOTAL INVESTMENTS IN SECURITIES	$1,761,742,193	$1,737,716,913	$19,430,601	$4,594,679

Alger 35 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	3,322,941	3,322,941	—	—
Consumer Discretionary	2,536,004	2,536,004	—	—
Energy	2,114,892	2,114,892	—	—
Financials	364,619	364,619	—	—
Healthcare	7,345,445	7,345,445	—	—
Industrials	1,211,017	1,211,017	—	—
Information Technology	7,558,533	7,558,533	—	—
Real Estate	665,803	665,803	—	—
TOTAL COMMON STOCKS	$25,119,254	$25,119,254	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	656,572	656,572	—	—
TOTAL INVESTMENTS IN SECURITIES	$25,775,826	$25,775,826	$—	$—

Alger Growth & Income Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	18,589,366	18,589,366	—	—
Consumer Discretionary	16,683,148	16,683,148	—	—
Consumer Staples	17,914,986	17,914,986	—	—
Energy	14,143,797	14,143,797	—	—
Financials	26,965,979	26,965,979	—	—
Healthcare	39,903,342	39,903,342	—	—
Industrials	16,397,529	16,397,529	—	—
Information Technology	61,554,436	61,554,436	—	—
Materials	4,686,106	4,686,106	—	—
Utilities	3,659,846	3,659,846	—	—
TOTAL COMMON STOCKS	$220,498,535	$220,498,535	$—	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Energy	$1,826,569	$1,826,569	$—	$—
REAL ESTATE INVESTMENT TRUST
Financials	1,537,286	1,537,286	—	—
Real Estate	8,427,272	8,427,272	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$9,964,558	$9,964,558	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$232,289,662	$232,289,662	$—	$—

Alger Mid Cap Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	12,524,235		12,524,235	—	—
Consumer Discretionary	24,723,994		24,723,994	—	—
Consumer Staples	4,805,921		4,805,921	—	—
Energy	9,019,113		9,019,113	—	—
Financials	10,484,465		10,484,465	—	—
Healthcare	33,153,710		33,153,710	—	—
Industrials	26,974,847		26,974,847	—	—
Information Technology	49,619,601		49,619,601	—	—
Materials	3,715,656		3,715,656	—	—
TOTAL COMMON STOCKS	$175,021,542		$175,021,542	$—	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	354,035		—	—	354,035
SPECIAL PURPOSE VEHICLE
Information Technology	1,775,546		—	—	1,775,546
TOTAL INVESTMENTS IN SECURITIES	$177,151,123		$175,021,542	$—	$2,129,581

Alger Mid Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	13,436,042	13,436,042	—	—
Consumer Discretionary	47,721,294	47,721,294	—	—
Consumer Staples	6,149,972	6,149,972	—	—
Energy	16,174,317	16,174,317	—	—
Healthcare	125,998,941	120,825,642	5,173,299	—
Industrials	55,735,123	55,735,123	—	—
Information Technology	143,327,124	143,327,124	—	—
Utilities	22,331,861	22,331,861	—	—
TOTAL COMMON STOCKS	$430,874,674	$425,701,375	$5,173,299	$—
TOTAL INVESTMENTS IN SECURITIES	$430,874,674	$425,701,375	$5,173,299	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Weatherbie Enduring Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$35,777	$35,777	$—	$—
Consumer Discretionary	285,376	285,376	—	—
Energy	201,071	201,071	—	—
Financials	430,673	430,673	—	—
Healthcare	406,488	406,488	—	—
Industrials	1,545,661	1,545,661	—	—
Information Technology	783,727	783,727	—	—
Real Estate	355,903	355,903	—	—
TOTAL COMMON STOCKS	$4,044,676	$4,044,676	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$4,044,676	$4,044,676	$—	$—

Alger Weatherbie Specialized Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	5,494,754		5,494,754	—	—
Consumer Discretionary	83,285,480		83,285,480	—	—
Energy	42,832,549		42,832,549	—	—
Financials	89,634,143		89,634,143	—	—
Healthcare	145,346,423		142,360,213	—	2,986,210
Industrials	168,228,258		168,228,258	—	—
Information Technology	166,911,614		166,911,614	—	—
Real Estate	44,154,907		44,154,907	—	—
TOTAL COMMON STOCKS	$745,888,128		$742,901,918	$—	$2,986,210
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$745,888,128		$742,901,918	$—	$2,986,210

Alger Small Cap Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	20,863,139		20,863,139	—	—
Consumer Discretionary	45,347,985		45,347,985	—	—
Consumer Staples	21,815,328		21,815,328	—	—
Energy	25,697,344		25,697,344	—	—
Financials	5,290,491		5,290,491	—	—
Healthcare	105,171,192		101,524,194	—	3,646,998
Industrials	28,018,535		28,018,535	—	—
Information Technology	89,911,918		89,911,918	—	—
Materials	14,565,343		14,565,343	—	—
TOTAL COMMON STOCKS	$356,681,275		$353,034,277	$—	$3,646,998
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	104,869		—	—	104,869

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
REAL ESTATE INVESTMENT TRUST
Real Estate	$4,657,998	$4,657,998	$—	$—
SPECIAL PURPOSE VEHICLE
Information Technology	2,410,106	—	—	2,410,106
TOTAL INVESTMENTS IN SECURITIES	$363,854,248	$357,692,275	$—	$6,161,973

Alger Small Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	211,515,121	211,515,121	—	—
Consumer Staples	67,259,607	67,259,607	—	—
Energy	220,132,252	220,132,252	—	—
Financials	63,012,015	63,012,015	—	—
Healthcare	1,274,760,628	1,274,760,628	—	—
Industrials	325,827,153	325,827,153	—	—
Information Technology	703,575,567	703,575,567	—	—
TOTAL COMMON STOCKS	$2,866,082,343	$2,866,082,343	$—	$—
RIGHTS
Healthcare	7,143	—	—	7,143
TOTAL INVESTMENTS IN SECURITIES	$2,866,089,486	$2,866,082,343	$—	$7,143

Alger International Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	26,419,689	15,317,722	11,101,967	—
Consumer Staples	5,357,170	—	5,357,170	—
Energy	11,892,571	4,916,835	6,975,736	—
Financials	17,516,379	6,855,490	10,660,889	—
Healthcare	19,425,732	1,954,466	17,471,266	—
Industrials	20,184,596	—	20,184,596	—
Information Technology	22,626,421	5,876,625	16,749,796	—
Materials	5,072,820	—	5,072,820	—
TOTAL COMMON STOCKS	$128,495,378	$34,921,138	$93,574,240	$—
TOTAL INVESTMENTS IN SECURITIES	$128,495,378	$34,921,138	$93,574,240	$—

Alger Health Sciences Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Healthcare	169,878,465		164,878,463	—	5,000,002
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	1,174,198		—	—	1,174,198
TOTAL INVESTMENTS IN SECURITIES	$171,052,663		$164,878,463	$—	$6,174,200

* Alger Mid Cap Growth Fund’s, Alger Weatherbie Specialized Growth Fund’s, Alger Small Cap Growth Fund’s and Alger Health Sciences Fund’s holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2022.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2021	$1,015,916
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	802,859
Included in net change in unrealized appreciation (depreciation) on investments	(571,615)
Purchases and sales
Purchases	—
Sales/Distributions	(802,859)
Closing balance at October 31, 2022	444,301
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(571,615)

Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2021	$1,922,972
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(707,434)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	1,215,538
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(707,434)

Alger Capital Appreciation Fund	Special Purpose Vehicle
Opening balance at November 1, 2021	$4,443,108
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,508,268)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	2,934,840
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(1,508,268)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2021	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$—

Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2021	$442,544
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(88,509)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	354,035
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(88,509)

Alger Mid Cap Growth Fund	Special Purpose Vehicle
Opening balance at November 1, 2021	$2,722,707
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(947,161)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	1,775,546
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(947,161)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Weatherbie Specialized Growth Fund	Common Stocks
Opening balance at November 1, 2021	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	2,986,210
Sales	—
Closing balance at October 31, 2022	2,986,210
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$—

Alger Weatherbie Specialized Growth Fund	Preferred Stocks
Opening balance at November 1, 2021	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Common Stocks
Opening balance at November 1, 2021	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	3,646,998
Sales	—
Closing balance at October 31, 2022	3,646,998
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$—

Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2021	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$—

Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2021	$131,087
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(26,218)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	104,869
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(26,218)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Special Purpose Vehicle
Opening balance at November 1, 2021	$3,683,379
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,273,273)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	2,410,106
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(1,273,273)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2021	$8,929
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,786)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	7,143
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(1,786)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2021	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	5,000,002
Sales	—
Closing balance at October 31, 2022	5,000,002
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$—

Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2021	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$—

Alger Health Sciences Fund	Rights
Opening balance at November 1, 2021	$1,467,747
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(293,549)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	1,174,198
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(293,549)

* Includes securities that are fair valued at zero.

** Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of its investments as of October 31, 2022. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to each Fund’s fair value measurements.

	Fair Value October 31, 2022		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Capital Appreciation Fund
Common Stocks	$444,301		Income Approach	Discount Rate	7.89%	N/A
				Probability of Success	15.00%-50.00%
Preferred Stocks	1,215,538		Market Approach	Transaction Price	N/A	N/A
				Revenue Multiple	17.0x-19.0x
Special Purpose Vehicle	2,934,840		Market Approach	Transaction Price	N/A	N/A
				Revenue Multiple	17.0x-19.0x

Alger Mid Cap Growth Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	354,035		Income Approach	Discount Rate	9.34%-9.70%	N/A
				Probability of Success	0.00%-60.00%
Special Purpose Vehicle	1,775,546		Market Approach	Transaction Price	N/A	N/A
				Revenue Multiple	17.0x-19.0x

Alger Weatherbie Specialized Growth Fund
Common Stocks	$2,986,210		Market Approach	Priced at Cost	N/A	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A

Alger Small Cap Growth Fund
Common Stocks	$3,646,998		Market Approach	Priced at Cost	N/A	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	104,869		Income Approach	Discount Rate	9.34%-9.70%	N/A
				Probability of Success	0.00%-60.00%
Special Purpose Vehicle	2,410,106		Market Approach	Transaction Price	N/A	N/A
				Revenue Multiple	17.0x-19.0x

Alger Small Cap Focus Fund
Rights	7,143		Income Approach	Discount Rate	9.34%-9.70%	N/A
				Probability of Success	0.00%-60.00%
Alger Health Sciences Fund
Common Stocks	$5,000,002		Market Approach	Priced at Cost	N/A	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	1,174,198		Income Approach	Discount Rate	9.34%-9.70%	N/A
				Probability of Success	0.00%-60.00%

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2022.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The significant unobservable inputs used in the fair value measurement of each Fund’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of October 31, 2022, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash Equivalents:
Alger Capital Appreciation Fund	$56,887,933	$737	$56,887,196	$—
Alger 35 Fund	248,587	—	248,587	—
Alger Growth & Income Fund	14,202,816	—	14,202,816	—
Alger Mid Cap Growth Fund	16,512,960	—	16,512,960	—
Alger Mid Cap Focus Fund	5,134,919	564	5,134,355	—
Alger Weatherbie Enduring Growth Fund	369,430	—	369,430	—
Alger Weatherbie Specialized Growth Fund	30,506,732	—	30,506,732	—
Alger Small Cap Growth Fund	27,763,326	—	27,763,326	—
Alger Small Cap Focus Fund	64,973,920	—	64,973,920	—
Alger International Focus Fund	2,134,317	14,613	2,119,704	—
Alger Health Sciences Fund	4,636,417	—	4,636,417	—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Forward Foreign Currency Contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

For the year ended October 31, 2022, the average notional amount of forward foreign currency contracts outstanding for Alger International Focus Fund was $3,024,447. Forward foreign currency contracts were held during 1 month of the period.

The effect of derivative instruments on the accompanying Statements of Operations for the year ended October 31, 2022, is as follows:

NET REALIZED GAIN ON DERIVATIVES

Alger International Focus Fund

Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$219
Total	$219

The Funds’ Forward Foreign Currency Contracts were not subject to any right of offset with any Counterparty.

There were no open derivative instruments as of October 31, 2022.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger 35 Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Growth & Income Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger Mid Cap Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.  Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Weatherbie Enduring Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. The Sub-Adviser's use of an ESG rating agency to implement the investment strategy may result in the selection or exclusion of securities for reasons other than financial performance and the strategy may underperform strategies that do not utilize an ESG rating agency or employ another type of ESG investment strategy. In evaluating a particular issuer’s ESG rating, as well as the account's weighted average ESG rating, the Sub-Adviser relies exclusively on the ESG rating agency and, therefore, is dependent upon information and data from the ESG rating agency that may be incomplete or inaccurate, or that may present conflicting information and data with respect to an issuer than other third party ESG data providers utilized throughout the industry. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in new issues involves special risks including lack of trading history, limited information and availability, and volatility. Cash positions may underperform relative to equity and fixed-income securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund.

Alger Weatherbie Specialized Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger Small Cap Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger International Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Health Sciences Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. A significant portion of assets may be invested in securities of companies in related industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

NOTE 11 — Affiliated Securities:

During the year ended October 31, 2022, as disclosed in the following table, certain Funds held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the applicable Fund(s) for purposes of the 1940 Act. Transactions during the year ended October 31, 2022 with such affiliated persons are summarized below. During this year, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Security	Shares Held at October 31, 2021	Shares Purchases	Shares Sold	Shares Held at October 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2022
Alger Capital Appreciation Fund
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A***	—	—	—	—	$—	$—	$(1,508,268)	$2,934,840
Total					$—	$—	$(1,508,268)	$2,934,840

Security	Shares Held at October 31, 2021	Shares Purchases	Shares Sold	Shares Held at October 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2022
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	219,610	—	—	219,610	$—	$—	$—	$—	*
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A***	—	—	—	—	—	—	(652,224)	1,269,120
Crosslink Ventures Capital LLC, Cl. B***	—	—	—	—	—	—	(294,937)	506,426
Total					$—	$—	$(947,161)	$1,775,546	*

Security	Shares Held at October 31, 2021	Shares Purchases	Shares Sold	Shares Held at October 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2022
Alger Weatherbie Specialized Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	231,474	—	—	231,474	$—	$—	$—	$—	*
Total					$—	$—	$—	$—	*

Security	Shares Held at October 31, 2021	Shares Purchases	Shares Sold	Shares Held at October 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2022
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	50,688	—	—	50,688	$—	$—	$—	$—	*

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Security	Shares Held at October 31, 2021	Shares Purchases	Shares Sold	Shares Held at October 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2022
Alger Small Cap Growth Fund
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A***	—	—	—	—	—	$—	$(978,336)	$1,903,680
Crosslink Ventures Capital LLC, Cl. B***	—	—	—	—	—	—	(294,937)	506,426
Total					$—	$—	$(1,273,273)	$2,410,106	*

Security	Shares Held at October 31, 2021	Shares Purchases	Shares Sold	Shares Held at October 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2022
Alger Small Cap Focus Fund
Common Stocks
908 Devices, Inc.	—	1,991,055	—	1,991,055	$—	$—	$(9,318,305)	$31,836,969
AtriCure, Inc.****	2,839,044	—	(1,103,653)	1,735,391	—	(15,274,364)	(66,126,501)	—
CryoPort, Inc.****	4,395,628	278,268	(2,368,708)	2,305,188	—	34,752,578	(230,669,553)	—
Heska Corp.****	987,040	—	(518,890)	468,150	—	9,477,717	(138,168,380)	—
PROS Holdings, Inc.	3,528,151	—	(549,253)	2,978,898	—	(19,081,955)	2,302,652	74,323,505
The Joint Corp.****	1,644,019	372,452	(2,016,471)	—	—	(92,783,668)	(8,452,912)	—
Vericel Corp.****	2,841,805	—	(1,643,053)	1,198,752	—	(32,293,033)	(15,046,470)	—
Total					$—	$(115,202,725)	$(465,479,469)	$106,160,474

Security	Shares Held at October 31, 2021	Shares Purchases	Shares Sold	Shares Held at October 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2022
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	897,366	—	—	897,366	$—	$—	$—	$—	*
Total					$—	$—	$—	$—	*

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2022.

** Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Funds because the Funds and Prosetta Biosciences, Inc., Series D are under common control.

*** The Alger Fund Complex and other entities managed by Alger Management fully own Crosslink Ventures Capital, LLC Class A and Crosslink Ventures Capital, LLC Class B. There were no capital increases or decreases for the year ended October 31, 2022.

**** Non-affiliated at October 31, 2022.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2022, through the issuance date of the Financial Statements. The following item was noted which require recognition and/or disclosure:

On December 6, 2022, the Board approved the liquidation of the Alger Weatherbie Enduring Growth Fund, effective on or about March 31, 2023. The Alger Weatherbie Enduring Growth Fund will be closed to further investment, excluding reinvestment of any dividends and distributions, effective January 6, 2023.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Funds comprised of Alger Capital Appreciation Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Enduring Growth Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended (or for the period listed in the table below), the statements of changes in net assets for each of the two years in the period then ended (or for the period listed in the table below), the financial highlights for each of the five years in the period then ended for the Funds (or for the period listed in the table below), and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Funds as of October 31, 2022, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund comprising The Alger Funds	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Alger 35 Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the four years in the period ended October 31, 2022 and the period from March 29, 2018 (commencement of operations) through October 31, 2018
Alger Mid Cap Focus Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the three years in the period ended October 31, 2022 and the period from June 14, 2019 (commencement of operations) through October 31, 2019
Alger Weatherbie Enduring Growth Fund	For the period from December 17, 2021 (commencement of operations) through October 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

December 23, 2022

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2022 and ending October 31, 2022 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Six Months Ended October 31, 2022(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2022(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$841.20	$5.57	1.20%
	Hypothetical(c)	1,000.00	1,019.16	6.11	1.20
Class C	Actual	1,000.00	875.60	9.22	1.95
	Hypothetical(c)	1,000.00	1,015.38	9.91	1.95
Class Z	Actual	1,000.00	889.20	4.05	0.85
	Hypothetical(c)	1,000.00	1,020.92	4.33	0.85

Alger 35 Fund
Class Z	Actual	1,000.00	895.90	2.63	0.55
	Hypothetical(c)	1,000.00	1,022.43	2.80	0.55

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$896.40	$4.64	0.97%
	Hypothetical(c)	1,000.00	1,020.32	4.94	0.97
Class C	Actual	1,000.00	933.10	8.43	1.73
	Hypothetical(c)	1,000.00	1,016.48	8.79	1.73
Class Z	Actual	1,000.00	947.40	3.19	0.65
	Hypothetical(c)	1,000.00	1,021.93	3.31	0.65

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$876.10	$5.86	1.24%
	Hypothetical(c)	1,000.00	1,018.95	6.31	1.24
Class B	Actual	1,000.00	878.70	6.06	1.28
	Hypothetical(c)	1,000.00	1,018.75	6.51	1.28
Class C	Actual	1,000.00	912.30	9.88	2.05
	Hypothetical(c)	1,000.00	1,014.87	10.41	2.05
Class Z	Actual	1,000.00	926.90	4.52	0.93
	Hypothetical(c)	1,000.00	1,020.52	4.74	0.93

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Six Months Ended October 31, 2022(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2022(b)
Alger Mid Cap Focus Fund
Class A	Actual	$1,000.00	$820.80	$4.82	1.05%
	Hypothetical(c)	1,000.00	1,019.91	5.35	1.05
Class C	Actual	1,000.00	853.50	8.64	1.85
	Hypothetical(c)	1,000.00	1,015.88	9.40	1.85
Class I	Actual	1,000.00	866.50	4.75	1.01
	Hypothetical(c)	1,000.00	1,020.11	5.14	1.01
Class Y	Actual	1,000.00	868.30	3.25	0.69
	Hypothetical(c)	1,000.00	1,021.73	3.52	0.69
Class Z	Actual	1,000.00	867.70	3.34	0.71
	Hypothetical(c)	1,000.00	1,021.63	3.62	0.71

Alger Weatherbie Enduring Growth Fund
Class A	Actual	$1,000.00	$893.10	$5.49	1.15%
	Hypothetical(c)	1,000.00	1,019.41	5.85	1.15
Class C	Actual	1,000.00	930.20	9.00	1.85
	Hypothetical(c)	1,000.00	1,015.88	9.40	1.85
Class I	Actual	1,000.00	943.60	5.39	1.10
	Hypothetical(c)	1,000.00	1,019.66	5.60	1.10
Class Y	Actual	1,000.00	944.90	3.42	0.70
	Hypothetical(c)	1,000.00	1,021.68	3.57	0.70
Class Z	Actual	1,000.00	944.90	3.68	0.75
	Hypothetical(c)	1,000.00	1,021.42	3.82	0.75

Alger Weatherbie Specialized Growth Fund
Class A	Actual	$1,000.00	$873.20	$5.90	1.25%
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25
Class C	Actual	1,000.00	910.40	9.73	2.02
	Hypothetical(c)	1,000.00	1,015.02	10.26	2.02
Class I	Actual	1,000.00	922.30	6.06	1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25
Class Y	Actual	1,000.00	924.10	4.22	0.87
	Hypothetical(c)	1,000.00	1,020.82	4.43	0.87
Class Z	Actual	1,000.00	923.80	4.41	0.91
	Hypothetical(c)	1,000.00	1,020.62	4.63	0.91

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Six Months Ended October 31, 2022(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2022(b)
Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$870.00	$6.08	1.29%
	Hypothetical(c)	1,000.00	1,018.70	6.56	1.29
Class B	Actual	1,000.00	872.20	6.42	1.36
	Hypothetical(c)	1,000.00	1,018.35	6.92	1.36
Class C	Actual	1,000.00	906.10	10.04	2.09
	Hypothetical(c)	1,000.00	1,014.67	10.61	2.09
Class Y	Actual	1,000.00	920.90	4.07	0.84
	Hypothetical(c)	1,000.00	1,020.97	4.28	0.84
Class Z	Actual	1,000.00	919.80	4.65	0.96
	Hypothetical(c)	1,000.00	1,020.37	4.89	0.96

Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$916.50	$6.38	1.32%
	Hypothetical(c)	1,000.00	1,018.55	6.72	1.32
Class C	Actual	1,000.00	955.00	9.51	1.93
	Hypothetical(c)	1,000.00	1,015.48	9.80	1.93
Class I	Actual	1,000.00	968.90	5.86	1.18
	Hypothetical(c)	1,000.00	1,019.26	6.01	1.18
Class Y	Actual	1,000.00	970.20	4.22	0.85
	Hypothetical(c)	1,000.00	1,020.92	4.33	0.85
Class Z	Actual	1,000.00	969.60	4.17	0.84
	Hypothetical(c)	1,000.00	1,020.97	4.28	0.84

Alger International Focus Fund
Class A	Actual	$1,000.00	$834.10	$5.87	1.27%
	Hypothetical(c)	1,000.00	1,018.80	6.46	1.27
Class B	Actual	1,000.00	835.90	5.92	1.28
	Hypothetical(c)	1,000.00	1,018.75	6.51	1.28
Class C	Actual	1,000.00	867.90	9.84	2.09
	Hypothetical(c)	1,000.00	1,014.67	10.61	2.09
Class I	Actual	1,000.00	880.70	5.93	1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25
Class Z	Actual	1,000.00	882.00	4.08	0.86
	Hypothetical(c)	1,000.00	1,020.87	4.38	0.86

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Six Months Ended October 31, 2022(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2022(b)
Alger Health Sciences Fund
Class A	Actual	$1,000.00	$963.00	$5.20	1.05%
	Hypothetical(c)	1,000.00	1,019.91	5.35	1.05
Class C	Actual	1,000.00	1,003.20	9.29	1.84
	Hypothetical(c)	1,000.00	1,015.93	9.35	1.84
Class Z	Actual	1,000.00	1,018.70	3.66	0.72
	Hypothetical(c)	1,000.00	1,021.58	3.67	0.72

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Annualized.

(c) 5% annual return before expenses.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information

Alger Capital Appreciation Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund designate $550,592,694, $7,695,229, $4,962,836, $53,285,885, $14,480,875, $143,706,532, $57,233,096, $416,035,678, $16,992,932 and $51,406,248, respectively, as approximate amounts of capital gain dividend for the purpose of dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2022, 15.34%, 2.24%, 100%, 0.91%, 0.69%, 1.09% and 5.38% of the Alger Capital Appreciation Fund’s, Alger 35 Fund’s, Alger Growth & Income Fund’s, Alger Mid Cap Growth Fund’s, Alger Mid Cap Focus Fund’s, Alger Weatherbie Specialized Growth Fund’s and Alger Health Sciences Fund’s dividends qualified for the dividends deduction for corporations, respectively. For the year ended October 31, 2022, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 16.95% of the Alger Capital Appreciation Fund’s, 2.25% of the Alger 35 Fund’s, 100% of the Alger Growth & Income Fund’s, 0.95% of the Alger Mid Cap Growth Fund’s, 0.69% of the Alger Mid Cap Focus Fund’s, 1.35% of the Alger Weatherbie Specialized Growth Fund’s and 5.52% of the Alger Health Sciences Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2023. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Institutional Funds, Alger Global Focus Fund, The Alger Funds II and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Non-Profit Fundraising Consultant since 2015, Schultz & Williams, Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member since 2017, Germantown Friends School.	29	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Partner since 1997, North Castle Partners (private equity securities group).	29	None
Roger P. Cheever (1945)	Trustee since 2000	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	29	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1986	Retired.	29	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	29	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1986	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	29	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Trust by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer	Executive Vice President, Chief Operating Officer (“COO”), Secretary and Managing Member, Alger Management; Managing Member, Alger LLC; COO and Secretary, Alger Associates, Inc.; COO, Secretary and Manager, Alger Alternative Holdings, LLC and Alger Alternative Holdings II, LLC; Director, Alger SICAV, Alger International Holdings and Alger Dynamic Return Offshore Fund; Vice President, COO, Managing Member and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC, Alger-Weatherbie Holdings, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, and Alger Partners Investors KEIGF; Secretary, Alger Boulder I LLC; Director and Secretary, The Foundation for Alger Families.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, and Authorized Signer, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC, Alger Alternative Holdings, LLC, Alger Alternative Holdings II, LLC and Alger-Weatherbie Holdings, LLC.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management; Director, Alger Dynamic Return Offshore Fund.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Vice President and Associate Counsel of Alger Management. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1) The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Trust’s Trustees and officers and is available without charge upon request by calling (800) 992-3863.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreements

At a meeting held on September 13, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of The Alger Funds (the “Trust”), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), reviewed and approved the continuation of the investment advisory agreement between Fred Alger Management, LLC (“Fred Alger Management”) and the Trust, on behalf of each Fund, and the investment sub-advisory agreement between Fred Alger Management and Weatherbie Capital, LLC (the “Sub-Adviser”), an affiliate of Fred Alger Management, on behalf of Alger Weatherbie Specialized Growth Fund (each, a “Management Agreement”), for an additional one-year period. Fred Alger Management and the Sub-Adviser are collectively referred to herein as the “Manager.”

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Funds and the Manager by FUSE Research Network LLC (“FUSE”), an independent consulting firm. The Board also received a presentation from FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in each Fund’s Peer Universe and Peer Group (as described below). The Board considered the information provided to it about the Funds together, and with respect to each Fund separately, as the Board deemed appropriate.

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the continuation of the Management Agreements. In addition, prior to the Meeting, the chair of the Board, on behalf of the other Independent Trustees, conferred with Independent Trustee counsel about the contract renewal process.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the short- and long-term investment performance of each Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group (as described below). FUSE information is calculated on a share class basis. References appearing below with regard to a Fund’s performance results and comparative fees and expenses generally relate to Class A shares of the Fund (each Fund’s oldest share class), except for Alger 35 Fund, for which Class Z shares were used (the Fund’s only share class), and Alger Mid Cap Focus Fund, for which Class I shares were used (the Fund’s oldest share class).

In particular, in approving the continuance of each Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Funds; the structure of investment professional compensation; oversight of third-party service providers; short- and long-term investment performance, fee information and related financial information for each Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees charged by the Manager to other funds and accounts, including the Manager’s explanation of differences among accounts where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of each Fund’s affairs, including certain portfolio manager presentations, and Fred Alger Management’s role in coordinating and overseeing providers of other services to the Funds.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management, as well as Fred Alger Management’s consistency in applying its “growth” style investment philosophy and process. With respect to the Alger Weatherbie Specialized Growth Fund, the Board also considered the investment approach of the Sub-Adviser, which takes a fundamental, bottom-up research approach to investing in growth equities, similar to that of Fred Alger Management. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that certain Funds’ long-term performance record supports Fred Alger Management’s overall investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the strong financial position of the Manager and its commitment to the fund business.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Following consideration of such information, the Trustees determined that they remain satisfied with the nature, extent and quality of services provided by the Manager to the Funds under the Management Agreements.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (“Peer Universe”), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”), each as selected by FUSE, as well as to the Fund’s benchmark index. The Board noted that long-term performance could be impacted by one period of significant outperformance or underperformance.

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. The Board further noted that representatives of the Manager review with the Trustees the recent and longer-term performance of each Fund, including contributors to and detractors from Fund performance at every quarterly meeting of the Board throughout the year. In considering the Funds’ performance generally, the Board observed the Manager’s consistency in implementing its growth style investment process and philosophy for the Funds and considered how growth-oriented stocks recently have been negatively impacted by various market events, which resulted in the underperformance of funds that invest in such stocks, particularly “growthier offerings” such as the Funds, for the year-to-date period ended June 30, 2022. In this regard, the Board considered FUSE’s commentary regarding the Funds’ growth investment style as compared to a universe of peers comprised of actively managed funds within each Fund’s Morningstar category and as compared to each Fund’s benchmark index, as measured by Morningstar’s Raw Value-Growth score.

The Trustees concluded that each Fund’s performance was acceptable, noting the Funds’ recent underperformance (as applicable) but acknowledging the overall performance of growth-oriented stocks in light of the Funds’ growth investment style. In evaluating Fund performance, the Board considered that a Peer Universe that is concentrated around the median can result in smaller differences in performance having a larger impact on rankings as compared to less concentrated peer universes. Further discussion of the Board’s considerations with respect to each Fund’s performance is set forth below.

Alger Capital Appreciation Fund. The Board noted that the Fund’s annualized total return for the one-year period underperformed the median of its Peer Group, and for the three-, five- and 10-year periods outperformed or was equal to the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the fourth quartile of its Peer Universe, and for the three-, five- and 10-year periods was in the third quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-, three , five- and 10-year periods. In this regard, the Board considered FUSE’s commentary that the Fund is “growthier” than its benchmark index. The Board also considered that the Fund has generally been “growthier” than the median of its peers, as measured by Morningstar’s Raw Value-Growth score.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger 35 Fund. The Board noted that the Fund’s annualized total return for the one- and three-year periods underperformed the median of its Peer Group, and for the since inception period outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the fourth quartile of its Peer Universe, and for the three-year and since inception periods was in the first quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one- and three-year periods, and outperformed for the since inception period. In this regard, the Board considered FUSE’s commentary that the Fund has a “growth bent” as compared to its benchmark index. The Board also considered that the Fund has generally been “growthier” than the median of its peers, as measured by Morningstar’s Raw Value-Growth score.

Alger Growth & Income Fund. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and five- periods was in the first quartile of its Peer Universe, and for the 10-year period was in the second quartile of its Peer Universe. The Board further noted that the Fund had outperformed its benchmark index for the one- and three-year periods, and underperformed the benchmark index for the five- and 10-year periods. In this regard, the Board considered FUSE’s commentary that the Fund’s outperformance during the last 12 months reinforces the strength of the Fund’s strategy.

Alger Mid Cap Growth Fund. The Board noted that the Fund’s annualized total return for the one-year period underperformed the median of its Peer Group, and for the three-, five- and 10-year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the fourth quartile of its Peer Universe, for the three- and 10-year periods was in the third quartile of its Peer Universe, and for the five-year period was in the second quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one- and 10-year periods and outperformed its benchmark index for the three- and five-year periods. The Board considered FUSE’s commentary that the Fund’s strategy benefitted over the long-term relative to peers in its growth-oriented conviction and is among its category’s “growthiest” strategies as measured by Morningstar’s Raw Value-Growth score.

Alger Mid Cap Focus Fund. The Board noted that the Fund’s annualized total return for the one-year period underperformed the median of its Peer Group, and for the three-year and since inception periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the fourth quartile of its Peer Universe, and for the three-year and since inception periods was in the first quartile. The Board further noted that the Fund had underperformed its benchmark index for the one-year period, and outperformed its benchmark index for the three-year and since inception periods.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Weatherbie Specialized Growth Fund. The Board noted that the Fund’s annualized total return for the one- and three-year periods underperformed the median of its Peer Group, and for the five- and 10-year periods outperformed or was equal to the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was in the fourth quartile of its Peer Universe, the five-year period was in the second quartile, and the 10 year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-, three- and 10-year periods, and outperformed its benchmark index for the five-year period. The Board considered FUSE’s commentary that the Fund is among the “growthiest” products of its peers, as measured by Morningstar’s Raw Value-Growth score.

Alger Small Cap Growth Fund. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and 10-year periods was in the fourth quartile of its Peer Universe, and for the five-year period was in the second quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-, three- and 10-year periods, and outperformed its benchmark index for the five-year period. The Board considered FUSE’s commentary that the Fund continues to be one of the “growthiest” strategies among its peers, as measured by Morningstar’s Raw Value-Growth score.

Alger Small Cap Focus Fund. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was in the fourth quartile of its Peer Universe, and for the 10-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-, three-, five- and 10-year periods. In this regard, the Board considered FUSE’s commentary that the Fund has successfully delivered on its portfolio objective over the long-term. The Board also considered that the Fund has generally been “growthier” than the median of its peers and benchmark, as measured by Morningstar’s Raw Value-Growth score.

Alger International Focus Fund. The Board noted that the Fund’s annualized total return for the one- and 10-year periods underperformed the median of its Peer Group, and for the three- and five-year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the third quartile of its Peer Universe, for the three-year period was in the first quartile of its Peer Universe, for the five-year period was in second quartile of its Peer Universe, and for the 10-year period was in the fourth quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-year period, and outperformed the benchmark index for the three-, five- and 10-year periods. The Board considered FUSE’s commentary that the Fund has become one of the “growthiest” products among its peers as measured by Morningstar’s Raw Value-Growth score, which is a factor in the Fund’s near-term underperformance.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Health Sciences Fund. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was in the fourth quartile of its Peer Universe, and for the 10-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-, three-, five- and 10-year periods. The Board considered FUSE’s commentary that the Fund’s growth style makes the Fund unique in the healthcare universe.

Comparative Fees and Expenses

For each Fund, the Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to Fred Alger Management in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement. The Board also reviewed and considered any fee waiver and/or expense reimbursement arrangements for each Fund, including specific share classes thereof, and considered the actual fee rate (after taking any waivers and reimbursements into account) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. For purposes of the comparisons below, the FUSE Contractual Management Fee includes fees paid to affiliates for administrative services under a separate agreement.

The Board discussed the factors that could contribute to each Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group. The Board concluded that the Contractual Management Fee charged to each Fund is reasonable in relation to the services rendered by Fred Alger Management and is the product of arm’s length negotiations. Further discussion of the Board’s considerations with respect to each Fund’s comparative fees and expenses is set forth below.

Alger Capital Appreciation Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the third quartile of its Peer Group.

Alger 35 Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median and in the first quartile (least expensive) of its Peer Group. The Board also noted that shareholders of the Alger 35 Fund had voted to approve an amendment to the investment advisory agreement between Fred Alger Management and the Trust, on behalf of the Fund, to implement an advisory fee of 0.45% of average daily net assets of the Fund, which became effective November 1, 2021.

Alger Growth & Income Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median and in the first (least expensive) quartile of its Peer Group.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Mid Cap Growth Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the second quartile of its Peer Group, and that the total expenses for the Fund were above the median and in the third quartile of its Peer Group.

Alger Mid Cap Focus Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median and in the first (least expensive) quartile of its Peer Group.

Alger Weatherbie Specialized Growth Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the third quartile of its Peer Group. The Board also noted that, with respect to the Fund, the Sub-Adviser is paid by Fred Alger Management out of the management fee Fred Alger Management receives from the Fund.

Alger Small Cap Growth Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median and in the second quartile of its Peer Group.

Alger Small Cap Focus Fund. The Board noted that the Contractual Management Fee for the Fund was above the median and in the third quartile of its Peer Group, and total expenses for the Fund were below the median and in the second quartile of its Peer Group.

Alger International Focus Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the first (least expensive) quartile of its Peer Group, and that total expenses for the Fund were above the median and in the third quartile of its Peer Group.

Alger Health Sciences Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median and in the first (least expensive) quartile of its Peer Group.

In connection with its consideration of each Fund’s fees payable under the Management Agreement, the Board also received information on the range of fees charged by the Manager for funds and accounts of a similar investment strategy to each Fund. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Funds, versus those accounts and the differences in the levels of services required by the Funds and those accounts.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management in connection with the operation of each Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits of Fred Alger Management in providing investment management and other services to each Fund during the year ended June 30, 2022. The Board also reviewed the profitability methodology and any changes thereto, noting that management maintains a consistent methodology year to year. The Board considered FUSE’s commentary that the profitability methodology is consistent with the methodology other public asset managers use.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to each Fund in determining Fred Alger Management’s profitability. The Board also noted that the scope of services provided by the Manager, and the related costs of providing those services, had expanded over time as a result of regulatory and other developments.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

For each Fund, the Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of management fee breakpoints for Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Focus Fund, Alger Mid Cap Growth Fund, Alger Weatherbie Specialized Growth Fund, and Alger Small Cap Growth Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses, including with respect to Funds that did not have management fee breakpoints.

The Trustees concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoints in place for applicable Funds.

Conclusion

The Board’s consideration of the Contractual Management Fee for each Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of each Management Agreement for an additional one-year period.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

● Social Security number and

● Account balances and

● Transaction history and

● Purchase history and

● Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?

We collect your personal information, for example, when you:

● Open an account or

● Make deposits or withdrawals from your account or

● Give us your contact information or

● Provide account information or

● Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

● sharing for affiliates’ everyday business purposes ─ information about your credit worthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds,

The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings (top 5 holdings with respect to Alger 35 Fund and Alger Weatherbie Enduring Growth Fund) with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger. com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS

100 Pearl Street, 27th Floor

New York, NY 10004

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Sub-Advisor

Weatherbie Capital, LLC

265 Franklin Street, Suite 1603

Boston, MA 02110

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of the series of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

(This page has been intentionally left blank)

(This page has been intentionally left blank)

(This page has been intentionally left blank)

(This page has been intentionally left blank)

(This page has been intentionally left blank)

(This page has been intentionally left blank)

(This page has been intentionally left blank)

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2022	$397,800
October 31, 2021	$380,700

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
October 31, 2022	$69,117
October 31, 2021	$70,965

d) All Other Fees:
October 31, 2022	$33,342
October 31, 2021	$22,681

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:
October 31, 2022	$300,142,	€99,042
October 31, 2021	$228,972,	€91,934

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

(a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH.

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT.

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/ Hal Liebes

Hal Liebes
President

Date:	December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes
President

Date:	December 21, 2022

By:	/s/ Michael D. Martins

Michael D. Martins
Treasurer

Date:	December 21, 2022